UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03599

Name of Registrant: The Royce Fund

Address of Registrant: 1414 Avenue of the Americas
New York, NY 10019

Name and address of agent for service:    John E. Denneen, Esquire
                                                                    1414 Avenue of the Americas
                                                          New York, NY 10019

Registrant's telephone number, including area code: (212) 486-1445
Date of fiscal year end: December 31
Date of reporting period: January 1, 2003 - June 30, 2003

Item 1: Reports to Shareholders

2003 Semiannual Report

Value Investing In Small Companies For More Than 25 Years THE ROYCE FUNDS

PENNSYLVANIA MUTUAL FUND

ROYCE MICRO-CAP FUND

ROYCE TOTAL RETURN FUND

ROYCE LOW-PRICED STOCK FUND

ROYCE OPPORTUNITY FUND

ROYCE PREMIER FUND

ROYCE TRUSTSHARES FUND

ROYCE SPECIAL EQUITY FUND

ROYCE SELECT FUND

www.roycefunds.com

THE ROYCE FUNDS ROAD MAP

TWO DISTINCT MARKETS

For more than 25 years, Royce & Associates has utilized a disciplined value approach to invest in small-cap companies. We believe that the small-cap universe is comprised of two distinct markets, small- and micro-cap, and that each requires a distinct investment strategy.

MICRO-CAP

The micro-cap segment (companies with market caps less than $400 million) provides many choices (approximately 5,900 companies), yet faces significant trading difficulties, including limited trading volumes and higher volatility. Therefore, we broadly diversify most of the Funds’ portfolios investing in this segment by holding relatively smaller positions in most securities.

SMALL-CAP

The upper tier of the small-cap universe (companies with market caps between $400 million and $2 billion) is more efficient, offering greater trading volumes and narrower bid/ask spreads. Therefore, we use a more concentrated approach in this tier, holding larger positions in a relatively limited number of securities.

PORTFOLIO APPROACH
	Broadly Diversified	Concentrated

Small-Cap Companies		Royce Premier Fund

Small- and Micro-Cap Companies	Pennsylvania Mutual Fund Royce Total Return Fund Royce Low-Priced Stock Fund Royce Opportunity Fund	Royce TrustShares Fund Royce Special Equity Fund Royce Select Fund

Micro-Cap Companies	Royce Micro-Cap Fund

BROADLY DIVERSIFIED FUNDS

Pennsylvania Mutual Fund — our flagship fund that incorporates each of the firm’s core approaches, investing in both small- and micro-cap companies.

Royce Micro-Cap Fund — a portfolio that selects companies with market capitalizations less than $400 million.

Royce Total Return Fund — a small- and micro-cap portfolio that invests primarily in dividend-paying companies.

Royce Low-Priced Stock Fund — a portfolio that invests primarily in small- and micro-cap companies whose average cost per share in the Fund’s portfolio is less than $20.

Royce Opportunity Fund — a small- and micro-cap portfolio incorporating an opportunistic value approach.

CONCENTRATED FUNDS

Royce Premier Fund — a portfolio selected primarily from the upper tier of small-cap, whose top 35 holdings generally represent approximately 80% of the portfolio’s equities.

Royce TrustShares Fund — a small- and micro-cap portfolio designed for certain long-term investors, including trust, retirement, gifting and institutional accounts.

Royce Special Equity Fund — a portfolio that combines classic value analysis with accounting cynicism, focusing on small- and micro-cap companies with high returns on assets and low leverage.

Royce Select Fund — a small- and micro-cap portfolio for qualified investors that incorporates an all-inclusive performance management fee.

THE ROYCE FUNDS

SEMIANNUAL REPORT REFERENCE GUIDE

For more than 25 years, our approach has focused on evaluating a company’s current worth — our assessment of what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market. This analysis takes into consideration a number of relevant factors, including the company’s future prospects. We select these securities using a risk-averse value approach, with the expectation that their market prices should increase toward our estimate of their current worth, resulting in capital appreciation for Fund investors.

Letter to Our Shareholders: The Market: Reloaded . . . Small Almighty?	2

Small-Cap Market Cycle Performance	10

Performance Highlights	11

Fund Focus: Royce Premier Fund	12

Trustees and Officers	13

Performance and Portfolio Review: Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Total Return Fund, Royce Low-Priced Stock Fund, Royce Opportunity Fund, Royce Premier Fund, Royce TrustShares Fund, Royce Special Equity Fund and Royce Select Fund	14

Notes to Performance and Statistical Information	32

Schedules of Investments and Other Financial Statements	33

Postscript: ValueBall	Inside Back Cover

	AVERAGE ANNUAL TOTAL RETURNS Through June 30, 2003
	FUND	YEAR-TO-DATE 2003**	1-YEAR	3-YEAR	5-YEAR	10-YEAR/SINCE INCEPTION (DATE)

	BROADLY DIVERSIFIED FUNDS

	Pennsylvania Mutual Fund*	13.35%	-0.59%	10.59%	7.90%	10.96%	†
	Royce Micro-Cap Fund*	18.60	-1.16	9.57	8.79	12.49
	Royce Total Return Fund*	11.02	3.57	13.19	8.22	13.32	12/15/93
	Royce Low-Priced Stock Fund	15.69	-1.11	9.63	11.60	14.69	12/15/93
	Royce Opportunity Fund*	23.88	-0.72	6.89	13.28	15.21	11/19/96
	CONCENTRATED FUNDS

	Royce Premier Fund*	13.63	5.83	8.83	8.10	11.54
	Royce TrustShares Fund*	13.29	-0.24	4.74	13.10	17.32	12/27/95
	Royce Special Equity Fund*	7.65	3.90	21.39	9.93	9.38	05/01/98
	Royce Select Fund	17.88	6.46	9.57	n.a.	17.12	11/18/98
	Russell 2000	17.88	-1.64	-3.30	0.97	8.25

†	Pennsylvania Mutual Fund’s 25-year average annual total return for the period ended 12/31/02 was 14.29%.
*
All performance and risk information reflects Investment Class results. Shares of the Funds’ Consultant Class and/or Financial Intermediary Class, as well as Royce TrustShares Fund’s Consultant B Class and Investment Class bear an annual distribution expense and Royce TrustShares Fund’s Consultant Class B shares are subject to a deferred sales charge that are not borne by the other Royce Funds’ Investment Class.

**	Not annualized.

LETTER TO OUR SHAREHOLDERS

Charles M. Royce, President

We are often asked what role earnings play in our company valuations. Along with balance sheet and cash flow analysis, an examination of earnings is one of the key components in our stock selection process. In general, we think of earnings in two ways, each of which is highly important. First, we closely examine a company’s earnings history. This tells us not only if a company has been good at making money, but also gives us insight into how it has fared when earnings were poor or non-existent. This kind of analysis is especially critical when looking at cyclical businesses, which often have variant earnings patterns more or less in line with their business cycle.

(continued on page 4)

THE MARKET: RELOADED

A s any viewer of the film The Matrix: Reloaded can testify, perceptions are often mistaken and reality is not always what it appears to be. One needs to be careful not to confuse what might feel real with what actually is real. As experienced investors, we would never confuse a three-month market rally with a substantial recovery for equities, yet even we were stunned by the market’s reversal of direction during the opening half of 2003. It was a period marked by extreme events, both in the stock market and the wider world. Initially, the equity market eerily reflected the mood of the country. Information about the war was instantly mirrored in the movements of the market. Prices were wildly volatile, though mostly falling, in the weeks leading up to the invasion of Iraq, giving most equity securities negative first-quarter returns. Once the fighting began, equity prices stabilized until it looked for a brief moment as if “Shock and Awe” was not running as smoothly as planned, which sent prices plummeting once again. Shortly after victory seemed assured, stocks shared in the celebration by moving higher. With victory came the perception that the stock market had somehow righted itself after the long bear market. When se veral companies reported modest earnings growth around the time that Baghdad fell, the stage was set

2 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003

for a full-scale rally. Prices continued to climb through April, and by mid-May some genuine momentum had been established. Like the omnipresent computer program that gives The Matrix its name, the market proved relentless and nearly impossible to stop once it was up and running again.
     How does an intrepid investor make sense of the now reloaded stock market? The dramatic comeback of equities is surely welcome news, but with only a partial earnings recovery to support it, how much longer can it last? The investment mindset has shifted from the fatalistic attitude of the last few years (especially virulent from 2002’s third quarter through this year’s first) to a confident outlook that seemed to spring up as soon as spring began. The perception of many is that the stock market is in great shape again, the bear market is over and all is well. The reality may not be quite so fabulous. While we still believe that the October 2002 market bottoms should hold, we would offer the caveat that there are many stocks whose gains have outraced their underlying value in anticipation of earnings (or similar good news) that may not arrive for some time. On the whole, we think that the improved picture is encouraging, yet the gap between perception and reality can be quite costly in equity investing. Investors should bear in mind that market volatility remains a reality even in the midst of a rally.
     We do not want to see a return to the often uninformed euphoria that characterized the late ’90s, but the frantic pace of the current rally leads us to suspect that a certain amount of this kind of optimism may have crept back into buyers’ minds. A new form of speculation seems to be emerging in which investors unhappy with the limited return potential for bonds are therefore eager to purchase stocks on the idea that their returns are higher. We cannot think of a poorer reason to buy equities. More to the point, if bonds do poorly — which we view as likely in a rising interest rate environment — it is not necessarily a positive for stocks. Stocks have historically represented higher return potential than bonds, but the attendant risk is higher, too. We suspect that this latter point may be lost on investors reeling from the effects of years of falling interest rates and plummeting stock prices.

The perception of many is that the stock market is in great shape again, the bear market is over and all is well. The reality may not be quite so fabulous.

THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 3

These types of companies appeal to us because we are often able to buy them near the low point in the cycle, when negative sentiment is exaggerated. Negative earnings are not a deterrent as long as we think that a company has what it takes to recover and resume its growth. We generally look at normalized earnings over three years or more, which gives us a good idea of not only what a company’s long-term earnings pattern has been, but its specific earnings’ history as well. We might discover that a particular company did not suffer earnings difficulties to the same degree as its competitors, or that it recovered quickly from a slowdown or cessation of earnings. How a business deals with adversity is very revealing.

(continued on page 6)

LETTER TO OUR SHAREHOLDERS

SMALL -CAPS GO WILD!

     While some people opted for the beach or the movie theater, many investors decided that small-cap and Technology stocks would be the hot summer destinations. The Russell 2000 finished the year-to-date period ended 6/30/03 up 17.9%, ahead of its large-cap counterpart the S&P 500, which finished the same period up 11.8%. The rally has thus far been especially kind to growth-oriented companies, as evidenced by the Nasdaq Composite’s strong showing year-to-date, up 21.5%. This stands to reason in part because many of the more speculative issues had been so severely punished throughout the long bear market. In fact, Technology’s relative strength was apparent both in 2002’s late-year rally and in the early months of 2003. Of the three major stock indices, only the Nasdaq Composite emerged from the mostly dismal first quarter with a positive return. It was up 0.4% versus respective losses of 4.5% and 3.2% for the Russell 2000 and S&P 500.
     What is less certain is how long the market’s advance will hold up: Many Technology (and other) companies have shown improved earnings, but arguably not enough to support the gains that their increased share prices might otherwise indicate. Simply because certain stocks lost money over an extended period of time does not mean that a proportionate recovery should be expected as the environment for equities begins to improve. This is especially the case for those securities that were grossly over-inflated prior to their descent. While it is not unusual in the early stages of a rally for an up market to operate on the inverted logic that what went down must come up, unimpeded progress is not the market’s historical norm.
Considering their own reputation for volatility (as well as frailty), small-cap stocks have shined in the current rally after weathering the bear market surprisingly well. From the October 2002 small-cap bottom, the Russell 2000 was up 38.6%, versus respective gains of 45.7% and 27.1% for the Nasdaq Composite and S&P 500. In this year’s second quarter, the Russell 2000 was up 23.4%, enjoying its best quarterly showing in nearly 16 years and its fourth best quarterly performance since its inception in 1979. The S&P 500 (+15.4%) had its best showing since the fourth quarter of 1998, while the Nasdaq Composite (+21.0%) cruised to its best mark since 2001’s fourth quarter.
4 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003

FINDING VALUE

     Just as small-caps held their own through the bear market in defiance of conventional wisdom, small-cap value stocks have so far acquitted themselves well in the recent rally. Many market analysts hold the idea that value stocks should lag in vigorous up markets, at times becoming as lost as the tiny fish, Nemo, in the current animated film, Finding Nemo. While Nemo’s father needed help to search the ocean for his missing son, small-cap value companies did not vanish from the sea of equities, but instead swam near the front of the school, though small-cap growth took the lead. The Russell 2000 Growth Index stayed ahead of the Russell 2000 Value Index in both the second quarter and the year-to-date period ended 6/30/03. Small-cap growth was up 24.2% for the quarter and 19.3% year to date, while small-cap value was up 22.7% for the quarter and 16.5% year to date. It marked the third consecutive quarter in which growth outpaced value within small-cap. In fact, when small-cap value lost ground to growth in the more difficult first quarter, -5.1% versus -3.9%, it revealed the market strength shown by more growth-oriented companies before the current upswing was fully underway. As measured by the respective Russell 2000 Indices, growth has also had the performance edge from the small-cap market bottom on 10/9/02 through 6/30/03, returning 41.9% versus 35.5% for value.
     The substantial breadth of the rally has allowed small-cap value returns to remain competitive even in the midst of recent outperformance by their growth cousins. The price of Technology and other growth stocks soared, but nearly all industries have been participating. Small-cap value’s competitiveness is a pleasant sequel to its strong performance in the recent bear market. When viewed over longer-term periods, small-cap value has generally outperformed small-cap growth. From the small-cap market peak on 3/9/00 through 6/30/03, the Russell 2000 Value Index was up 38.1% versus a decline of 55.2% for the Russell 2000 Growth Index. Russell’s small-cap value index also beat small-cap growth for the three-, five-, 10-, 15- and 20-year periods ended 6/30/03.

We use many different measures to determine company quality, generally beginning with strong balance sheets that show relatively little or no debt, solid long-term earnings histories and the proven ability to generate free cash flow. A company’s unrecognized asset values, future prospects for growth or turnaround potential following difficulties such as an earnings disappointment can also be critical factors as we search for value as diligently as Nemo’s dad.

THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 5

LETTER TO OUR SHAREHOLDERS

During this process, we focus primarily on operating earnings which to us represent earnings in their purest form. This helps us to avoid the often confusing accounting practices of adjusting earnings for items such as interest expenses, gains from sales of business units and other non-recurring items. As long-term investors, we are also interested in long-term expenses such as depreciation because they offer clues as to the sustainability of current earnings and what the effects have been on past earnings. Rather than buy stocks based on high current earnings or promising projected earnings, we want to know more about where a company has been because in our experience that’s the best gauge of where a company is going. If business has been poor recently, we expect that our investigations will give us some idea of what the earnings might be under more

(continued on page 8)

CHARLIE’S (AS IN ROYCE’S) ANGELS

    However, recent competitive returns versus growth and long-term outperformance by value would mean little if The Royce Funds themselves failed to hold up well both in the bear market and in the recent rally. Fortunately, overall performance of the Funds has been strong both in the short term and, more importantly, over longer-term periods as well. While it was not entirely unexpected in a strong rally that only two portfolios — Royce Micro-Cap Fund and Royce Opportunity Fund — beat the Russell 2000, and another — Royce Select Fund — was even with the index in 2003’s first half, each of our Funds turned in satisfying performances year-to-date through 6/30/03. In addition, all of The Royce Funds then in existence outperformed the Russell 2000 for the three-, five- and 10-year periods ended 6/30/03. Equally significant, each Fund beat its small-cap benchmark from the 3/9/00 small-cap market peak through 6/30/03.

        *  Investment Class Shares.

     While we continue to believe that a performance discussion of the small-cap indices is relevant, it is also true that the last depths of the bear market and the opening months of the rally blurred much of the line that separates value and growth stocks. Our own stance has always been that we are less interested in classifying stocks as growth or value than we are in trying to find what we think are terrific businesses trading for less than our estimate of their current worth. We use many different measures to determine company quality, generally beginning with strong balance sheets that show relatively little or no debt, long-term earnings histories and the proven ability to generate free cash flow. A company’s unrecognized asset values, future prospects for growth or turnaround potential following difficulties such as an earnings disappointment can also be critical factors as we search for value as diligently as Nemo’s dad.

6 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003

     Throughout the bear market, especially during the second half of 2002 and the first quarter of 2003, we found what we thought were extraordinary values in industries as diverse as telecommunications, insurance, drugs and biotech, oil and gas, and various consumer and industrial areas. We see a distinction between our style of value investing, in which we search high and low throughout the market for what we deem to be attractively undervalued small- and micro-cap companies, and value stocks, which are frequently defined in ways that we find unnecessarily narrow. Many portfolio holdings in the Technology and Health sectors, for example, may not fit strict definitions of value, but in our estimation we purchased strong businesses at deep discounts in both sectors. It pleases us that so many companies in a wide variety of industries have been reaping a fruitful harvest after a long and sometimes painful planting season. Our style of investing often requires considerable patience, and 2003 has so far provided an interesting combination of quicker-than-expected turnarounds and long-awaited rewards.

2 FAST, 2 FURIOUS?

     As of this writing, none of the major market indices has regained the peaks that they reached in March 2000. Even allowing for the recent rally, the past three years have been a trying period for investors. Although small-caps fared well relative to their larger counterparts, the recent decline was the worst for the Russell 2000 since the index’s inception in January 1979. When looking further back, and using the Center for Research in Securities Prices (CRSP) 6-10 index as a small-cap proxy, one finds that the recent bear market was the second worst for small-caps in the post World War II era (the worst took place between 1968 and 1974). Because significant down periods have often been followed by furious rallies, the Russell 2000’s 38.6% return from the small-cap market bottom on 10/9/02 through 6/30/03 is not at all surprising. Since the inception of the Russell 2000, rallies from small-cap bottoms to their subsequent market peaks lasted an average of 29 months (see the table below), so we do not expect to see a new small-cap peak anytime soon.

RUSSELL 2000 MARKET RALLIES: 1979-2002 TROUGH-TO-PEAK DURATION
DATE OF BOTTOM	DATE OF TOP	DURATION MONTHS

08/12/82	06/24/83	10

07/25/84	08/25/87	36

10/28/87	10/09/89	23

10/30/90	05/22/96	66

07/24/96	04/21/98	21

10/09/98	03/09/00	17

10/09/02	???	???

	Average:	29
THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 7

favorable circumstances. If recent earnings have been strong, we still need a sense of the company’s history.

The second part of our earnings analysis results in a forecast that looks ahead two or three years, sometimes longer. This is especially crucial for a company that’s just been through an earnings disappointment. Combining the two helps us to determine where we think the stock price may be headed. It gives us a sense of what we deem to be the company’s overall “earnings power.” It’s something of a hybrid of qualitative and quantitative analysis. It’s certainly not a precise projection, although it takes factors into account such as return on invested capital, earnings history and the relative strength or weakness of an industry. Because ultimately we believe earnings and stock price are correlated, it’s a critical step in the process.

LETTER TO OUR SHAREHOLDERS

Looking for Small-Cap’s Next Peak

     It would also not surprise us to see the pace of the rally slacken substantially. We measure full market cycle periods from peak to peak. As of 6/30/03, the Russell 2000 was still off 22.6% from its previous peak on 3/9/00. In order to surpass this previous peak (thus completing the market cycle), the small-cap index would need to return more than 29% from the end of June onward. The critical question, then, is not whether the rally will continue — we believe the market will almost certainly find a new peak — but how long it will take for this new peak to be reached. Our belief is that this could take at least three to five years. Another issue worth considering is how much volatility will be involved in the remaining climb. The market may have made a hurried conclusion that the remaining ascent will be as smooth and quick as the early stages of the current rally. Our thought is that expectations for equities may have raced ahead of reality. As believers in the ubiquity of volatility, we see corrections as an inevitable part of small-cap’s move to a new peak.

 SMALL ALMIGHTY?

     The last three-and-a-half months have been enjoyable for most equity investors. Those of us who invest for the long term have been gratified to see a protracted season of purchasing at ever-dwindling prices yield to a fast, dynamic rally, even if we believe that investors’ perceptions are in advance of reality. Our suspicion is that a more widespread

8 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003

earnings and economic recovery is still ahead of us, and will not begin in earnest until probably 2004 or even early 2005. The stirrings of each are with us currently, which has helped the market to recover, but we do not think that we will see sustained, robust earnings or overall economic recovery for a while. We also think that we will see regular market leadership rotation between small- and large-cap for the next several years. However, considering their head start during the bear market, we believe that small-caps should finish the decade ahead of their larger siblings.
     The rally has made it difficult to find value in the market. We have not been very aggressive buyers lately because so little looks attractive to us. However, there are always companies that, for one reason or another, are being penalized disproportionately. Recently, the number of companies that fit that description has been low, but they are out there and an increase in volatility should create greater buying opportunities. This supports our contention that careful stock picking should continue to bear fruit in the years ahead.

Our thought is that expectations for equities may have raced ahead of reality. As believers in the ubiquity of volatility, we see corrections as an inevitable part of small-caps’ move to a new peak.

We appreciate your continued support.

Sincerely,

Charles M. Royce President	W. Whitney George Vice President	Jack E. Fockler, Jr. Vice President

July 31, 2003

P.S. This report’s section headings are variations on current summer movie offerings. In order of appearance, we used The Matrix: Reloaded, Rugrats Go Wild!, Finding Nemo, Charlie’s Angels, 2 Fast, 2 Furious and Bruce Almighty.

THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 9

SMALL-CAP MARKET CYCLE PERFORMANCE

Since the Russell 2000’s inception in 1979, value has outperformed growth in five of the six full small-cap market cycles (defined as a move of 15% from a previous peak or trough). The last small-cap market cycle (4/21/98 – 3/9/00) was the exception. The current cycle represents what we believe is a return to a more historically typical performance pattern in that value has provided a significant advantage during the downturn (3/9/00 – 10/9/02) and through June 30, 2003.

	PEAK-TO-PEAK 4/21/98–3/9/00	PEAK-TO-TROUGH 3/9/00–10/9/02	TROUGH-TO-CURRENT 10/9/02–6/30/03	PEAK-TO-CURRENT 3/9/00–6/30/03	PEAK-TO-CURRENT 4/21/98–6/30/03
Russell 2000	26.3%	-44.1%	38.6%	-22.6%	-2.2%

Russell 2000 Value	-12.7	2.0	35.5	38.1	20.6

Russell 2000 Growth	64.8	-68.4	41.9	-55.2	-26.1

BROADLY DIVERSIFIED FUNDS

Pennsylvania Mutual*	0.7	7.9	30.9	41.3	42.2

Royce Micro-Cap*	10.7	-7.5	40.5	29.9	43.9

Royce Total Return*	-5.4	22.0	26.4	54.3	45.9

Royce Low-Priced Stock	18.8	1.7	40.4	42.8	69.6

Royce Opportunity*	43.3	-20.3	54.1	22.9	76.0

CONCENTRATED FUNDS

Royce Premier*	8.3	-0.9	33.1	31.9	42.9

Royce TrustShares*	54.0	-14.3	35.6	16.2	78.9

Royce Special Equity	n.a.	56.1	19.8	87.0	n.a.

Royce Select	n.a.	-8.1	45.8	33.9	n.a.

PEAK-TO-TROUGH: Not only did value outperform growth (as measured by the Russell 2000 style indices), but it provided positive performance during the downdraft. All Royce Funds outperformed the Russell 2000 in this period. Especially noteworthy performances were turned in by Royce Special Equity Fund, Royce Total Return Fund, Pennsylvania Mutual Fund and Royce Low-Priced Stock Fund, all of which posted positive results for the period.

TROUGH-TO-CURRENT: Through June 30, 2003, growth led value during the rally from the October low. Among the Royce Funds, our most opportunistic portfolios outpaced our lower volatility portfolios. Our funds with higher micro-cap exposure fared best, with Royce Opportunity Fund (+54.1%) earning top performance among the funds.

PEAK-TO-CURRENT: From March 9, 2000 through June 30, 2003, value maintained a sizeable lead over growth. Again, all Royce Funds held performance advantages over the Russell 2000 (-22.6%). Interestingly, our most conservative offerings, Royce Special Equity Fund (+87.0%) and Royce Total Return Fund (+54.3%), were our best performers. When current cycle returns are combined with those of the prior full market cycle, a period which includes both the pre-bubble rally and the ensuing bear market, value’s positive results compare favorably against growth’s negative results. During this period, each of the Royce Funds more than doubled the Russell 2000 Value’s 20.6% return.

*

All performance and risk information reflects Investment Class results. Shares of the Funds’ Consultant Class and/or Financial Intermediary Class, as well as Royce TrustShares Fund’s Consultant B Class and Investment Class bear an annual distribution expense and Royce TrustShares Fund’s Consultant Class B shares are subject to a deferred sales charge that are not borne by the other Royce Funds’ Investment Class.

10 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003

PERFORMANCE HIGHLIGHTS
	CUMULATIVE TOTAL RETURNS

All of The Royce Funds outperformed the Russell 2000 from its peak on 3/9/00, as well as for applicable three- and five-year periods ended 6/30/03.	YEAR-TO- DATE 2003	SMALL-CAP PEAK 3/9/00 - 6/30/03	SMALL-CAP TROUGH 10/9/02 - 6/30/03

RUSSELL 2000	17.9%	-22.6%	38.6%

PENNSYLVANIA MUTUAL FUND*	13.4	41.3	30.9

our flagship Fund that is co-managed by Chuck Royce and Whitney George, outperformed the Russell 2000 for the three-, five-, 10-, 15- and 20-year periods ended June 30, 2003. The Fund’s 25-year average annual total return was 13.9%.

ROYCE MICRO-CAP FUND*	18.6	29.9	40.5

a broadly diversified portfolio that is managed by Whitney George, invests primarily in companies with market caps less than $400 million. RMC outperformed the Russell 2000 for the year-to-date, three-, five-, 10-year and since inception (12/31/91) periods ended June 30, 2003. The Fund’s average annual total return since inception was 14.2%.

ROYCE TOTAL RETURN FUND*	11.0	54.3	26.4

a diversified portfolio that invests primarily in dividend-paying small- and micro-cap stocks, outperformed the Russell 2000 for the one-, three-, five-year and since inception (12/15/93) periods ended June 30, 2003. RTR’s average annual total return since inception was 13.3%.

ROYCE LOW-PRICED STOCK FUND	15.7	42.8	40.4

a portfolio managed by Whitney George that invests primarily in small- and micro-cap companies whose average cost per share in the Fund’s portfolio is less than $20 at the time of purchase. RLP outperformed the Russell 2000 for the one-, three-, five-year and since inception (12/15/93) periods ended June 30, 2003. The Fund’s average annual total return since inception was 14.7%.

ROYCE OPPORTUNITY FUND*	23.9	22.9	54.1

managed by Buzz Zaino, outperformed the Russell 2000 for the year-to-date, one-, three-, five-year and since inception (11/19/96) periods ended June 30, 2003. The Fund, which uses an opportunistic value approach, had an average annual total return since inception of 15.2%.

ROYCE PREMIER FUND*	13.6	31.9	33.1

a concentrated portfolio focused on companies with market caps between $400 million and $2 billion. Co-managed by Chuck Royce and Whitney George, the Fund outperformed the Russell 2000 for the one-, three-, five-, 10-year and since inception (12/31/91) periods ended June 30, 2003. The Fund’s average annual total return since inception was 12.2%.

ROYCE TRUSTSHARES FUND*	13.3	16.2	35.6

a Fund primarily designed for certain long-term investors, the Fund outperformed the Russell 2000 for the one-, three-, five-year and since inception (12/27/95) periods ended June 30, 2003. The Fund’s average annual total return since inception was 17.3%.

ROYCE SPECIAL EQUITY FUND*	7.7	87.0	19.8

managed by Charlie Dreifus, the portfolio invests primarily in companies with market caps less than $1 billion. The Fund outperformed the Russell 2000 for the one-year, three-year and since inception (5/1/98) periods ended June 30, 2003. The Fund was also up 87.0% from the 3/9/00 small-cap market peak through 6/30/03. RSE’s average annual total return since inception was 9.4%.

ROYCE SELECT FUND	17.9	33.9	45.8

a concentrated, performance-fee fund for qualified clients, the Fund outperformed the Russell 2000 for the one-year, three-year and since inception (11/18/98) periods ended June 30, 2003. RSF’s average annual total return since inception was 17.1%.

*

All performance and volatility information reflects Investment Class results. Shares of the Funds’ Consultant Class and/or Financial Intermediary Class, as well as Royce TrustShares Fund’s Consultant B Class and Investment Class bear an annual distribution expense, and Royce TrustShares Fund’s Consultant B Class shares are subject to a deferred sales charge that are not borne by the Investment Class.

See pages 14 - 32 for a discussion of performance and volatility statistics, including each Fund’s total returns for the applicable one-, five-, 10-year and since inception periods.
THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 11

FUND FOCUS
WHEN ONLY A CERTAIN STOCK WILL DO

F inding cheap stocks is easy. Finding good companies whose stock is cheap is difficult. This seemingly simple point goes to the heart of what makes value investing so challenging, and with hope equally rewarding over the long term. At Royce, our security selection process begins not with an emphasis on stocks but on companies. We are not looking for good stocks as much as we are seeking good businesses. How to find what we deem to be some of the very best is our task in Royce Premier Fund. The Fund’s portfolio is concentrated — it held 59 positions as of 6/30/03 — and typically contains our highest confidence picks from the upper tier of the small-cap universe, those nearly 1,500 companies (Source: FactSet) with market caps between $400 million and $2 billion. This segment functions in much the same way as the larger-cap areas. Upper-tier small-caps typically boast more widespread institutional coverage, larger trading volumes and narrower bid and ask spreads than their micro-cap cousins.
     These factors test our skills at finding companies that we believe are financially strong but undervalued. Yet while the more established nature of the upper tier of small-cap makes the security selection process more laborious, it also gives us enough comfort to have a more concentrated portfolio. In our estimation, companies in this segment of the small-cap universe generally are not as volatile as their micro-cap counterparts. Equally important is that most of these companies are involved in a single line of business, so that the portfolio’s holdings generally reflect as many businesses as there are stocks. After factoring in the larger size of the small-cap universe, this fact arguably makes the portfolio more concentrated than a comparable portfolio of large-cap stocks, which tend to more commonly include companies with multiple lines of business.
     What company-specific criteria, then, do we use to select stocks for the Fund’s portfolio? We believe that financial strength is the true test of what makes a company “premier.” Therefore, our selection process generally begins with extensive analysis of the financial statements, particularly the balance sheet. We pay close attention to various measures of a company’s profitability and financial well-being. A solid earnings history and a proven record at generating free cash flow are especially critical. The goal is to find companies whose stock not only shows the potential to rise in price, but that also has what it takes to survive difficult times in their industries, the stock market or the economy. One of our core beliefs is that the goal of not losing money is as important as making money in order to build attractive long-term returns.
     One example of how the selection process works can be found in our investment in Endo Pharmaceuticals Holdings, a company that we first began to buy in Royce Premier Fund in early 2003. The company was bought out in 1997 by the management group that had run the firm as a private joint venture between Merck and DuPont. After acquiring Algos Pharmaceutical and going public in 2000, there seemed to be some uncertainty about the firm’s management structure as two management teams were on board. We liked the firm’s existing products, which include both brand names and generic drugs, and those that were in development. Endo’s balance sheet and high returns on capital were two other items that we found especially attractive. However, the stock price remained too high for us until early in 2003. Concerns about future earnings patterns in the face of potential competition from generic drugs, along with a terrible market for its industry, helped drag the stock price down to levels that we liked. Since our initial purchases, the management issues have been resolved, generic competition has not yet materialized and the earnings outlook is positive. Not every portfolio selection turns around as quickly, but we are pleased when what we deem to be underlying company quality is reflected in a stock’s performance.
     For more than 10 years, we think that we have been mostly successful in our efforts to find similar “premier” companies (see table below).

RPR VS. RUSSELL 2000: PERFORMANCE AND VOLATILITY COMPARISON
	AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2003				VOLATILITY SCORES 10-YEAR PERIOD ENDED JUNE 30, 2003
						STANDARD
	1-YEAR	3-YEAR	5-YEAR	10-YEAR	BETA	DEVIATION

Royce Premier Fund*	5.83	8.83	8.10	11.54	0.62	13.67

Russell 2000	-1.64	-3.30	0.97	8.25	0.88	19.55

*
All performance and risk information for the Fund reflects Investment Class results. Shares of the Fund’s Consultant and Financial Intermediary Classes bear an annual distribution expense that is not borne by the Investment Class. Past performance is no indication of future results. The Fund invests primarily in securities of small-cap companies that may involve considerably more risk than investments in securities of large-cap companies (see “Primary Risks for Fund Investors” in the Prospectus). Please see page 32 for more information on performance and volatility figures including a description of beta and standard deviation.

12 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003

TRUSTEES AND OFFICERS
All Trustees and Officers may be reached c/o The Royce Funds, 1414 Avenue of the Americas, New York, NY 10019
NAME AND POSITION: Charles M. Royce, Trustee,* President		NAME AND POSITION: David L. Meister, Trustee
Age: 63	No. of Funds Overseen: 18	Age: 63	No. of Funds Overseen: 18
Tenure: Since 1982	Non-Royce Directorships: None	Tenure: Since 1982	Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: President, Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

Principal Occupation(s) During Past Five Years: Chairman and Chief Executive Officer of The Tennis Channel (since June 2000). Chief Executive Officer of Seniorlife.com (from December 1999 to May 2000). Mr. Meister’s prior business experience includes having served as a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

NAME AND POSITION:  G. Peter O’Brien, Trustee

NAME AND POSITION: Mark R. Fetting, Trustee *
Age: 48	No. of Funds Overseen: 18
Tenure: Since 2001	Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 22 Legg Mason Funds.
Principal Occupation(s) During Past Five Years: Executive Vice President of Legg Mason, Inc.; Member of Board of Managers of Royce; Division President and Senior Officer, Prudential Financial Group, Inc. and related companies, including Fund Boards and consulting services to subsidiary companies (from 1991 to 2000). Mr. Fetting’s prior business experience includes having served as Partner, Greenwich Associates and Vice President, T. Rowe Price Group, Inc.
		Age: 57	No. of Funds Overseen: 18
		Tenure: Since 2001	Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 22 Legg Mason Funds. Director of Renaissance Capital Greenwich Fund.

Principal Occupation(s) During Past Five Years: Trustee of Colgate University; Director of Renaissance Capital Greenwich Funds; Vice President of Hill House, Inc.; Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).
NAME AND POSITION: John D. Diederich, Vice President and Treasurer
Age: 52
Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Managing Director, Chief Operating Officer and Member of Board of Managers of Royce (since October 2001); Director of Administration of the Trust since April 1993.

NAME AND POSITION: Jack E. Fockler, Jr., Vice President
Age: 44
Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1989.

NAME AND POSITION: W. Whitney George, Vice President
Age: 45
Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

NAME AND POSITION: Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 41
Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

NAME AND POSITION: John E. Denneen, Secretary
Age: 36
Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel (Deputy General Counsel prior to 2003), Principal, Chief Legal and Compliance Officer and Secretary of Royce; Principal of Credit Suisse First Boston Private Equity (2001-2002).

NAME AND POSITION: Donald R. Dwight, Trustee
Age: 72	No. of Funds Overseen: 18
Tenure: Since 1998	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of Dwight Partners, Inc., corporate communications consultant; Chairman (from 1982 to March 1998) and Chairman Emeritus (since March 1998) of Newspapers of New England, Inc. Mr. Dwight’s prior experience includes having served as Lieutenant Governor of the Commonwealth of Massachusetts, as President and Publisher of Minneapolis Star and Tribune Company and as a Trustee of the registered investment companies constituting the 94 Eaton Vance Funds.

NAME AND POSITION: Richard M. Galkin, Trustee
Age: 65	No. of Funds Overseen: 18
Tenure: Since 1982	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

NAME AND POSITION: Stephen L. Isaacs, Trustee
Age: 63	No. of Funds Overseen: 18
Tenure: Since 1989	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

NAME AND POSITION: William L. Koke, Trustee
Age: 68	No. of Funds Overseen: 18
Tenure: Since 1996	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Financial planner with Shoreline Financial Consultants. Mr. Koke’s prior business experience includes having served as Director of Financial Relations of SONAT, Inc., Treasurer of Ward Foods, Inc. and President of CFC, Inc.

*	Interested Trustee.
Each trustee will hold office until the Trust’s next special meeting of shareholders and until their successors have been duly elected and qualified or until their earlier resignation or removal.
The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge by calling 1-800-221-4268.
THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 13

PENNSYLVANIA MUTUAL FUND †

	AVERAGE ANNUAL TOTAL RETURNS Through 6/30/03
MANAGERS’ DISCUSSION

Our flagship Pennsylvania Mutual Fund (PMF) rode the wave of 2003’s second-quarter rally after running aground a bit during the bearish first quarter. The Fund was up 13.4% in the year’s first half, a satisfying result on an absolute basis, although the Fund trailed its small-cap benchmark, the Russell 2000, which was up 17.9% for the same period. Looking back, the gathering strength of more speculative areas of the stock market could be seen in the lower level of first-quarter losses by the Fund’s holdings in Technology and Health, its two largest sectors and home to many of its relatively more aggressive offerings. Not surprisingly, these sectors also turned in the largest gains in the bullish second quarter, when PMF was up 19.9% versus a gain of 23.4% for the Russell 2000. Trailing the benchmark is always disappointing, even in short-term periods, but we are very pleased with the Fund’s longer-term and market cycle performance on both an absolute and relative basis. For the period ended 6/30/03, PMF beat the Russell 2000 from the small-cap market peak on 3/9/00 with a gain of 41.3% versus a loss of 22.6% for the benchmark. The Fund was also ahead of the Russell 2000 for the three-, five-, 10-, 15- and 20-year periods ended 6/30/03. PMF’s average annual total return for the 25-year period ended 6/30/03 was 13.9%.
          The Fund’s diversity, both in terms of the number of holdings and the number of industry groups found in the portfolio, served it well in the 2003’s first half. Although the recent run-up in stock prices has been especially rewarding for more growth-oriented equities, it has generally been a tide that has lifted most boats (some scows may never float again). In addition to terrific performances

	Jan-Jun 2003*			13.35%

	1-Year			-0.59

	3-Year			10.59

	5-Year			7.90

	10-Year			10.96

	20-Year			11.40

	25-Year			13.85
*	Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year	PMF	Year	PMF

	2002	-9.2%	1994	-0.7

	2001	18.4	1993	11.3

	2000	18.4	1992	16.2
					GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Year-to-Date Through 6/30/03
Zila — We liked the business of this manufacturer of pharmaceutical, biomedical, dental and nutritional products long before we ever purchased the stock. When new management came aboard in 2002, we began to buy at prices that we liked. Its price grew healthier and healthier in April and May, prompting us to trim our position a bit.

	1999	6.0	1991	31.8

	1998	4.2	1990	-11.5	Zila	$5,054,353

	1997	25.0	1989	16.7	VISX	3,954,339

	1996	12.8	1988	24.6	E*TRADE Group	3,767,806

	1995	18.7	1987	1.4	E-LOAN	3,495,982

					Cornell Companies	3,139,465

VISX — 2002’s bear market made it clear to us that this designer and manufacturer of laser vision correction technologies was a value too good to miss. Its rapidly growing industry and the spring rally saw us selling shares at substantial gains.

† All performance and statistical information for PMF reflects Investment Class results. Shares of PMF’s Consultant Class bear an annual distribution expense which is not borne by the Investment Class.

	MORNINGSTAR STATISTICAL MEASURES*
		PMF	Category Median	Best Quartile Breakpoint

	Sharpe Ratio	0.49	-0.13	0.32

	Standard Deviation	20.20	22.68	20.59

	Beta	0.72	1.01	0.80
*	Three years ended 6/30/03. Category Median and Best Quartile Breakpoint based on 366 small-cap objective funds (oldest class only) with at least three years of history.

14 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003

PERFORMANCE AND PORTFOLIO REVIEW

from several holdings in Health and Technology, several companies in the Consumer Products, Financial Intermediaries and Natural Resources sectors posted sizeable gains. ProAssurance is a medical malpractice insurer whose talented management and conservative financials have long been attractive to us. The firm survived the highly difficult post-9/11 environment in good condition and has more recently benefited from higher premium prices and the prospect of tort reform in medical malpractice suits. Like many insurers, it possesses a portfolio heavily invested in fixed income securities, the value of which appreciated considerably in the robust bond market. We continue to hold a large position.
          In a market that was so good to Technology, financial and investment management stocks, it would have been hard for online discount broker and banker E*TRADE Group not to succeed. We purchased some shares in 2002 when it was trading at close to book value and have watched its price more than double from that level. In our view, the company has room to grow before its stock would be overpriced. E-LOAN is an online provider of consumer loans that offers mortgages, auto loans, credit cards and small business loans. It saw an even more dramatic rise in price from the time that we began to purchase its stock early in 2002. The firm remains that most attractive of anomalies, a solidly profitable internet company. We reduced our position by approximately half between April and June 2003.
          We think that PMF’s diverse portfolio of small- and micro-cap stocks should be well-equipped to navigate what we anticipate will be more volatile waters in the months ahead.
			PORTFOLIO DIAGNOSTICS
			Median Market Capitalization			$529 million

			Weighted Average P/E Ratio			18.3x*

			Weighted Average P/B Ratio			1.7x

			Weighted Average Yield			0.6%

			Fund Net Assets			$896 million

			Turnover Rate			18%

			No. of Holdings			199

			Symbol (Investment Class)			PENNX
			(Consultant Class)			RYPCX
			(Financial Intermediary Class)			RPMFX
		*	Excludes 16% of portfolio holdings with zero or negative earnings as of 6/30/03.

			TOP 10 POSITIONS % of Net Assets
			Simpson Manufacturing			1.2%

			ProAssurance Corporation			1.2
GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Year-to-Date Through 6/30/03
On Assignment — We began to buy shares in this medical staffing services company in the Fund’s portfolio in the summer of 2002 because we liked its balance sheet and its excellent reputation. However, its earnings have been disappointing as its industry continues to struggle. We remain hopeful for a turnaround.

			Florida Rock Industries			1.2

On Assignment	$3,047,971		Perrigo Company			1.1

Meridian Gold	1,602,670		Glamis Gold			1.0

RemedyTemp Cl. A	1,512,090		Goldcorp			1.0

Covance	1,460,524		Callaway Golf			1.0

AirNet Systems	1,091,328		TETRA Technologies			0.9

			Weyco Group			0.9

Meridian Gold — With a sparkling clarity that only hindsight can provide, we arguably began to buy this international miner of gold and other precious metals too soon. Potential profits from an Argentinian mining operation were dulled as the project stalled amidst environmental concerns. We still think that it’s a sterling business, so we are holding on to our shares for now.

			Thor Industries			0.9

			PORTFOLIO SECTOR BREAKDOWN % of Net Assets
			Technology			16.1%

			Health			14.6

			Natural Resources			12.5

			Consumer Products			12.2

			Industrial Products			11.0

			Financial Intermediaries			8.3

			Industrial Services			6.0

			Consumer Services			4.7

			Financial Services			1.0

			Diversified Investment Companies			0.6

			Miscellaneous			3.2

			Cash & Cash Equivalents			9.8

			RISK/RETURN COMPARISON Three-Year Period Ended 6/30/03
			Average Annual Total Return		Standard Deviation	Return Efficiency*

			Pennsylvania Mutual Fund	10.6%	20.2	0.52

			Russell 2000	-3.3	22.8	-0.14
		* Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

		THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 15

ROYCE MICRO-CAP FUND †

	AVERAGE ANNUAL TOTAL RETURNS Through 6/30/03
MANAGER’S DISCUSSION

Like the underdog in a heart-tugging movie, micro-cap stocks came up big in 2003’s first half, especially in the second-quarter rally that had many stock prices growing. Royce Micro-Cap Fund (RMC) finished the first half with a return of 18.6%, ahead of its small-cap benchmark, the Russell 2000, which was up 17.9% for the same period. Although more speculative issues generally survived the tough first quarter in relatively better shape than many other businesses, that strength reached few holdings in RMC’s portfolio. Yet the Fund came roaring back in the second quarter, its return of 27.8% ahead of the benchmark’s mark of 23.4%. Even more gratifying is the Fund’s long-term outperformance versus the small-cap index. From the small-cap market peak on 3/9/00 through 6/30/03, RMC beat the Russell 2000, up 29.9% compared to a loss of 22.6% for the benchmark. The Fund was also ahead of the Russell 2000 from the 10/9/02 small-cap bottom through 6/30/03, up 40.5% versus 38.6% for the small-cap cap index. For the period ended 6/30/03, the Fund bested the Russell 2000 for the three-, five-, 10-year and since inception (12/31/91) periods. RMC’s average annual total return since inception was 14.2%.
          A significant portion of the Fund’s second-quarter comeback (and its strong year-to-date showing as well) can be attributed to holdings in Health, its second largest sector. Unlike Technology stocks, which were stirring back to life late in 2002 and earlier this year, the prices of many Health stocks in the market did not begin to get in shape until late March 2003. We believe that the gains made by holdings in the Health sector will prove lasting in the months to come, when we anticipate more market volatility. Many of these companies spent time trading at prices at, near or

	Jan-June 2003*	18.60%

	1-Year	-1.16

	3-Year	9.57

	5-Year	8.79

	10-Year	12.49

	Since Inception (12/31/91)	14.20
*	Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year	RMC

	2002	-13.4%

	2001	23.1

	2000	16.7
			GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Year-to-Date Through 6/30/03
E-LOAN — We first began to buy shares of this online provider of consumer loans, mortgages, car loans, credit cards and small business loans late in 2001 because we liked the prospects for its business. It has become that rarest of gems, an internet company that has not simply survived, but thrived. We reduced our position in the spring.

	1999	13.7

	1998	-3.3	E-LOAN	$3,122,420

	1997	24.7	Cornell Companies	2,451,638

	1996	15.5	Performance Technologies	2,374,712

	1995	19.1	TLC Vision	2,186,690

	1994	3.6	Compugen	2,156,416

	1993	23.7

Cornell Companies — This provider of privatized correctional, treatment and educational services outsourced by federal, state and local government agencies successfully rehabilitated itself from management and accounting issues. Investors took notice of improved earnings and increased opportunities for privatization in a recessionary economy.

	1994	29.4

† All performance and statistical information for RMC reflects Investment Class results. Shares of RMC’s Consultant Class and Financial Intermediary Class bear an annual distribution expense which is not borne by the Investment Class.

	MORNINGSTAR STATISTICAL MEASURES*
		RMC	Category Median	Best Quartile Breakpoint

	Sharpe Ratio	0.39	0.28	0.54

	Standard Deviation	24.88	27.09	24.88

	Beta	0.91	0.97	0.87
*
Three years ended 6/30/03. Category Median and Best Quartile Breakpoint based on 21 micro-cap objective funds (oldest class only) with at least three years of history. (All small-cap objective funds with median market capitalizations below $300 million.)

16 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003

PERFORMANCE AND PORTFOLIO REVIEW

below their cash value per share, marking a dramatic bottom. We also expect spending on healthcare to increase as the Baby Boomer generation ages.
          We purchased a large share of our position in drug and diagnostic discovery company Compugen at a price equal to approximately 75% of its cash value per share. Our attention was as much drawn to the firm’s developing technologies, important intellectual property and strong, well-established corporate partners as it was to its depressed price. The firm’s growing business helped its price to more than triple between March and June. Zila provides pharmaceutical, biomedical, dental and nutritional products to medical professionals and consumers. New management came aboard in 2002 and, while more work remains to be done, has helped turn the company’s fortunes around. Its price tripled in the second quarter. TLC Vision is an eye surgery services company that focuses on laser vision correction. Its fast-growing business and increased earnings had investors seeing the light — by late June, its price had risen five times above its March 2003 lows. Top holding (and former loss leader) Lexicon Genetics, which uses gene knockout technology to systematically discover the physiological functions and medical uses of genes, finally began to regain its stock price health thanks in part to favorable notices from Wall Street. We maintain a large stake in each of these firms.
          Gains elsewhere in the portfolio were spread across all sectors and industries. We enjoyed great success with Performance Technologies, a maker of unified hardware, software and system solutions for commercial and military communications uses. We were also pleased with the results of several other holdings in Technology, as well as those in the more traditional sectors, Industrial Products and Industrial Services.
		PORTFOLIO DIAGNOSTICS
		Median Market Capitalization			$238 million

		Weighted Average P/B Ratio			1.5x

		Weighted Average Yield			0.3%

		Fund Net Assets			$402 million

		Turnover Rate			19%

		No. of Holdings			185

		Symbol (Investment Class)			RYOTX
		(Consultant Class)			RYMCX
		(Financial Intermediary Class)			RMCFX

		TOP 10 POSITIONS % of Net Assets
		Lexicon Genetics			1.5%

		PetroCorp			1.3
GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Year-to-Date Through 6/30/03
Daisytek International — This distributor of computer printing supplies undertook what we felt was an overly ambitious distribution plan. It tried both to expand its product line and its distribution reach simultaneously. This caused enough balance sheet deterioration (in the form of increased debt) for us to take our losses and move on.

		TETRA Technologies			1.2

Daisytek International	$1,490,089	ProAssurance Corporation			1.2

On Assignment	1,350,500	Arctic Cat			1.2

PXRE Group	865,270	Schnitzer Steel Industries Cl. A			1.1

Somera		REMEC			1.1
Communications	830,000
		Transaction Systems Architects Cl. A			1.1
Lightspan	798,716
		Performance Technologies			1.1

On Assignment — We began to build our position in this medical staffing services company in the Fund’s portfolio during the summer of 2002 because we liked its balance sheet and its excellent reputation; it is especially well-thought of by its clients. However, its earnings have been disappointing as its industry continues to struggle. We remain hopeful for a turnaround.		Hecla Mining			1.1

		PORTFOLIO SECTOR BREAKDOWN % of Net Assets
		Technology			20.6%

		Health			19.4

		Natural Resources			11.3

		Industrial Products			9.7

		Industrial Services			7.2

		Consumer Products			6.7

		Financial Intermediaries			6.0

		Consumer Services			3.4

		Financial Services			1.1

		Miscellaneous			4.5

		Cash & Cash Equivalents			10.1

		RISK/RETURN COMPARISON Three-Year Period Ended 6/30/03
		Average Annual Total Return		Standard Deviation	Return Efficiency*

		Royce Micro-Cap Fund	9.6%	24.9	0.39

		Russell 2000	-3.3	22.8	-0.14
		* Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

		THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 17

ROYCE TOTAL RETURN FUND †

	AVERAGE ANNUAL TOTAL RETURNS Through 6/30/03
MANAGER’S DISCUSSION

Royce Total Return Fund’s (RTR) first-half results were not as totally satisfying as we would ideally prefer. On an absolute basis, we were more or less pleased with the Fund’s 11.0% return through 6/30/03, even though it trailed its small-cap benchmark, the Russell 2000, which was up 17.9% for the same period. While the Fund trailed its benchmark from the small-cap bottom on 10/9/02 through 6/30/03 (+26.4% versus +38.6%), over longer-term periods, the Fund’s strong down market performances can best be observed. From the small-cap market peak on 3/9/00 through 6/30/03, RTR was up 54.3% versus a loss of 22.6% for the Russell 2000. In addition, the Fund was ahead of the small-cap index for the one-, three-, five-year and since inception (12/15/93) periods ended 6/30/03. RTR’s average annual total return since inception was 13.3%.
          The popularity of investing in dividend-paying stocks has grown since the bear market began in March 2000. Now that it appears that the worst is over, it is hard to say if dividends will again become passé for others, though we believe the recent changes in tax law are likely to keep them attractive. We do know that they will remain for us a chosen method of trying to manage risk and avoid the extremes of market volatility. The Fund’s preference for what we think are financially strong, dividend-yielding small- and micro-cap companies was a critical factor in its ability to avoid the steeper drops in the long bear market. Even in a more robust environment, volatility remains a reality and so the search for dividend-paying small companies goes on, unencumbered by market trends.

	Jan-June 2003*	11.02%

	1-Year	3.57

	3-Year	13.19

	5-Year	8.22

	Since Inception (12/15/93)	13.32
*	Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year	RTR

	2002	-1.6%

	2001	14.8

	2000	19.4
			GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Year-to-Date Through 6/30/03
Zenith National Insurance — While we are certainly pleased with the year-to-date performance of this long-term holding that specializes in property-casualty insurance, we also thought that, based on our estimation of the firm’s strengths, it would have recovered sooner. We are still holding a large stake in the stock.

	1999	1.6

	1998	4.8	Zenith National Insurance	$3,812,166

	1997	23.7	Four Seasons Hotels	3,483,936

	1996	25.5	Symbol Technologies	3,445,120

	1995	26.9	T. Rowe Price Group	3,119,504

	1994	5.1	TSX Group	2,923,746

Four Seasons Hotels — We were attracted by the strong brand name and capable management of this luxury hotel and resort property manager. A very strong post-war increase in business sent its stock price rising toward the penthouse suite.

† All performance and statistical information for RTR reflects Investment Class results. Shares of RTR’s Consultant Class and Financial Intermediary Class bear an annual distribution expense which is not borne by the Investment Class.

	MORNINGSTAR STATISTICAL MEASURES*
		RTR	Category Median	Best Decile Breakpoint

	Sharpe Ratio	0.73	-0.13	0.57

	Standard Deviation	16.26	22.68	18.37

	Beta	0.56	1.01	0.66
*	Three years ended 6/30/03. Category Median and Best Decile Breakpoint based on 366 small-cap objective funds (oldest class only) with at least three years of history.

18 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003

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          One industry group where we found several of what we regarded as well-run, bargain-priced, steady dividend-paying companies was investment management. We began to buy steadily during the bear market, especially from mid-2001 through early 2002 because their prices were dropping. T. Rowe Price Group is a company whose business we have admired for years. Investors seemed to rediscover it in 2003, helping it to become one of the Fund’s largest gainers in the first half. Increased attention from Wall Street also gave a boost to the prices of Alliance Capital Management Holding and Janus Capital Group. Leading Canadian financial services company Investors Group reduced costs and increased earnings, both of which helped its price to recover. We continue to hold large positions in each of these companies because we believe that all have room to grow.
          Several industrial components businesses posted solid gains in the first half, including injection-molded plastic parts maker Deswell Industries and filtration systems and parts manufacturer, Donaldson Company. The former company benefited from increased revenues while the latter’s business continued to grow despite ongoing slow growth in its industry. Insurance stocks also reaped the rewards of the second-quarter upswing, with long-time holdings Erie Indemnity Company, White Mountains Insurance Group and Baldwin & Lyons all making premium gains.
          In many cases, we are building or holding on to so-far profitable portfolio holdings as our confidence in them remains high. We think that they will help the Fund in what we anticipate will be a volatile market in the coming months.
		PORTFOLIO DIAGNOSTICS
		Median Market Capitalization			$991 million

		Weighted Average P/E Ratio			17.2x

		Weighted Average P/B Ratio			1.7x

		Weighted Average Yield			2.0%

		Fund Net Assets			$1.8 billion

		Turnover Rate			19%

		No. of Holdings			426

		Symbol (Investment Class)			RYTRX
		(Consultant Class)			RYTCX
		(Institutional Class)			RTRIX
		(Financial Intermediary Class)			RYTFX

		TOP 10 POSITIONS % of Net Assets
		Erie Indemnity Company Cl. A			1.1%

		Level 3 Communications			0.8
GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Year-to-Date Through 6/30/03
Payless Shoe Source — Retracing our steps tells us that we began to buy this family footwear retailer too soon because inventory and expansion concerns have kept its price underfoot. Nonetheless, we still like its long-term prospects and have been increasing our stake.

		Zenith National Insurance			0.8

Payless ShoeSource	$2,797,066	T. Rowe Price Group			0.7

Central Parking	1,420,029	Hawaiian Electric Industries			0.7

Van der Moolen Holding ADR	1,415,965	Reinsurance Group of America			0.7

CompX International Cl. A	1,081,982	Tidewater			0.7

		American National Insurance			0.7
Natuzzi ADR	1,030,019
		Alliance Capital Management Holding L.P.			0.7

Central Parking — A long, cold and wet winter, coupled with the departure of a senior manager, seemed to drive investors away from the stock of this northeast-U.S.-based parking garage operator. We have been purchasing more amidst its stalling price as we like the firm’s niche business.		Transatlantic Holdings			0.6

		PORTFOLIO SECTOR BREAKDOWN % of Net Assets
		Industrial Products			21.8%

		Financial Intermediaries			15.6

		Industrial Services			9.2

		Consumer Products			7.0

		Natural Resources			6.8

		Financial Services			6.5

		Technology			4.8

		Consumer Services			4.2

		Health			3.5

		Utilities			2.5

		Miscellaneous			5.0

		Bonds & Preferred Stocks			2.9

		Treasuries, Cash & Cash Equivalents			10.2

		RISK/RETURN COMPARISON Three-Year Period Ended 6/30/03
		Average Annual Total Return		Standard Deviation	Return Efficiency*

		Royce Total Return Fund	13.2%	16.3	0.81

		Russell 2000	-3.3	22.8	-0.14
		* Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

		THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 19

ROYCE LOW-PRICED STOCK FUND

	AVERAGE ANNUAL TOTAL RETURNS Through 6/30/03
MANAGER’S DISCUSSION

It’s always rewarding when low-priced stocks refuse to remain that way. This was the case for several Royce Low-Priced Stock Fund (RLP) portfolio holdings in the first half of 2003. The Fund was up 15.7% for the year-to-date period ended 6/30/03, lagging its small-cap benchmark, the Russell 2000, which was up 17.9% for the same period. The Fund’s underperformance was not entirely unexpected because the rally has thus far favored more speculative, growth-oriented companies. Over longer-term periods, RLP owned a substantial performance edge over its benchmark. From the small-cap market peak on 3/9/00, the Fund was up 42.8% versus a loss of 22.6% for the Russell 2000. RLP also outperformed the small-cap index for the one-, three-, five-year and since inception (12/15/93) periods ended 6/30/03. The Fund’s average annual total return since inception was 14.7%.
          The recent rally has been a welcome development, but we do not see its high level of returns being sustainable over the long term. The second quarter saw a rare confluence of factors that are not likely to be repeated: The speedy conclusion to the Iraqi war, a Federal Reserve Board committed to lowering or holding the line on interest rates, fewer accounting scandals and investors desperate for some good news after a more-than-three- year bear market. All of these played a role in the market’s dramatic rise. Our long-term outlook remains positive, but we do expect a more volatile road ahead. Ever-conscious of risk, we have reviewed the portfolio in an effort to identify those companies that we believe are best equipped to handle a more volatile stock market while reducing positions in those that, while still good companies in our view,

	Jan-June 2003*	15.69%

	1-Year	-1.11

	3-Year	9.63

	5-Year	11.60

	Since Inception (12/15/93)	14.69
*	Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year	RLP

	2002	-16.3%

	2001	25.1

	2000	24.0
			GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Year-to-Date Through 6/30/03
Endo Pharmaceuticals Holdings — Although we have liked its business for years, we first bought shares of this pharmaceutical company that specializes in pain management drugs late last year. Its price continued to climb, and we continue to build a position in a company whose prospects we think are robustly healthy.

	1999	29.8

	1998	2.4	Endo Pharmaceuticals Holdings	$18,546,534

	1997	19.5	E*TRADE Group	18,047,805

	1996	22.8	USG Corporation	15,206,890

	1995	22.5	VISX	12,926,331

	1994	3.0	REMEC	10,891,495

E*TRADE Group — We like the way this leader in the online discount brokerage business has moved into banking and other financial services. In a market that loved Technology companies and liked financial stocks, it was hard for what we think is a well-run business to miss out on the rally. We took some gains in May.

	MORNINGSTAR STATISTICAL MEASURES*
		RLP	Category Median	Best Quartile Breakpoint

	Sharpe Ratio	0.38	-0.13	0.32

	Standard Deviation	27.73	22.68	20.59

	Beta	1.04	1.01	0.80
*	Three years ended 6/30/03. Category Median and Best Quartile Breakpoint based on 366 small-cap objective funds (oldest class only) with at least three years of history.

20 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003

PERFORMANCE AND PORTFOLIO REVIEW

have surpassed, or come close to surpassing, our highest hopes for them. We reduced our position in soft modem manufacturer PC-Tel between March and May as its stock was making a strong connection with investors. We also took some gains in building materials maker USG Corporation, as its stock price climbed on news of potential asbestos legislation. In June, we profitably but reluctantly parted ways with microalgae-based nutritional products company, Martek Biosciences, after its price appreciated in a very healthy way.
          In fact, holdings in the Health sector made the largest contributions to performance, although prices did not really take off until the second quarter began. Gains in the drugs and biotech industry alone outpaced every other portfolio sector except Technology, an understandable occurrence in a market that favored more speculative businesses. In general, we think that portfolio companies in this sector have highly promising long-term prospects. With the country’s aging Baby Boomer population, we expect continued high levels of spending by consumers and the government on healthcare. Although its price has been climbing since it beat Wall Street’s earnings expectations, we continue to hold a large stake in drug provider Perrigo Company. Its opportunities to develop low-cost generic medicines remain plentiful in our estimation. Lexicon Genetics, which uses gene knockout technology to systematically discover the physiological functions and medical uses of genes, received some extra attention from Wall Street that seemed to give a boost to its stock price. The fast-growing and profitable laser eye correction business helped the stock price of VISX, which develops proprietary technology for that industry.
			PORTFOLIO DIAGNOSTICS
			Median Market Capitalization			$546 million

			Weighted Average P/E Ratio			18.3x*

			Weighted Average P/B Ratio			1.4x

			Weighted Average Yield			0.5%

			Fund Net Assets			$2.1 billion

			Turnover Rate			19%

			No. of Holdings			198

			Symbol			RYLPX
		*	Excludes 30% of portfolio holdings with zero or negative earnings as of 6/30/03.

			TOP 10 POSITIONS % of Net Assets
			E*TRADE Group			1.7%

			Perrigo Company			1.7
GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Year-to-Date Through 6/30/03
Meridian Gold — With a sparkling clarity that only hindsight can provide, we arguably began to buy this international miner of gold and other precious metals too soon. Potential profits from an Argentinian mining operation were dulled as the project stalled amidst environmental concerns. We still think that it’s a sterling business, so we have been building our position.

			Goldcorp			1.6

Meridian Gold	$7,558,860		Glamis Gold			1.5

Daisytek International	5,530,379		Meridian Gold			1.5

			Endo Pharmaceuticals Holdings			1.5
Gold Fields ADR	3,955,399
			Callaway Golf			1.5
Harmony Gold Mining ADR	3,917,694
			Unit Corporation			1.5

Natuzzi ADR	3,732,366		ViaSat			1.4

			Arctic Cat			1.4

Daisytek International — This distributor of computer printing supplies undertook what we felt was an overly ambitious distribution plan. It tried both to expand its product line and its distribution reach simultaneously. This caused enough balance sheet deterioration (in the form of increased debt) for us to take our losses in April and move on.

			PORTFOLIO SECTOR BREAKDOWN % of Net Assets
			Technology			18.2%

			Health			16.6

			Natural Resources			16.2

			Consumer Products			11.7

			Financial Intermediaries			7.5

			Consumer Services			5.3

			Industrial Services			5.1

			Industrial Products			4.8

			Financial Services			0.8

			Miscellaneous			2.5

			Cash & Cash Equivalents			11.3

			RISK/RETURN COMPARISON Three-Year Period Ended 6/30/03
			Average Annual Total Return		Standard Deviation	Return Efficiency*

			Royce Low-Priced Stock Fund	9.6%	27.7	0.35

			Russell 2000	-3.3	22.8	-0.14
		* Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

		THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 21

ROYCE OPPORTUNITY FUND †

	AVERAGE ANNUAL TOTAL RETURNS Through 6/30/03
MANAGER’S DISCUSSION

The long bear market offered plenty to keep an opportunistic value investor busy. The ensuing rally brought many of those opportunities to fruition in Royce Opportunity Fund’s (ROF) portfolio. The Fund was up 23.9% in the first half, ahead of its small-cap benchmark, the Russell 2000, which was up 17.9% for the same period. ROF survived the hard times of the bearish first quarter (-6.1%) before enjoying significant participation in the second-quarter rally, in which the Fund was up 31.9%. ROF has also turned in a satisfying performance in the current market cycle. From the small-cap peak on 3/9/00 through 6/30/03, it was up 22.9% compared to a decline of 22.6% for the Russell 2000. The Fund outperformed the small-cap index for the one-, three-, five-year and since inception periods ended 6/30/03. ROF’s average annual total return since inception was 15.2%.
          Several factors contributed to the market’s dynamic rise in the second quarter. The end of the war with Iraq had an obviously stabilizing and positive effect, as investors bid up prices in anticipation of a better business climate. The relative lack of pre-announcements of earnings restatements or other accounting irregularities certainly helped to boost investors’ confidence. There were also modest increases in capital spending, and the overall picture for new orders by companies seems to be improving. These elements came together to help drive prices higher in relatively short order. The Fund’s holdings in Technology were the prime beneficiaries of the upswing. The Fund’s largest sector, it posted gains four times greater than that of the next best performing group, Industrial Services. However, all of ROF’s sectors were in the black in the first half.
          In 1999, we began to buy shares in Westell Technologies, a company that manufactures digital and analog components for broadband internet services, particularly for digital

	Jan-June 2003*	23.88%

	1-Year	-0.72

	3-Year	6.89

	5-Year	13.28

	Since Inception (11/19/96)	15.21
*	Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year	ROF

	2002	-17.0%

	2001	17.3

	2000	19.9
			GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Year-to-Date Through 6/30/03
Comtech Telecommunications — This specialty component manufacturer was able to secure a number of contracts with both the U.S. military and private clients that helped its business and earnings to grow in a difficult industry climate. We have taken gains, but still hold a small position.

	1999	32.3

	1998	4.9	Comtech Telecommunications	$6,866,432

	1997	20.8	Dot Hill Systems	6,646,974

			Westell Technologies Cl. A	6,292,295

			Centillium Communications	5,768,163

			aQuantive	5,209,615

Dot Hill Systems — We were initially drawn to the niche business of this disk-based data storage products maker. Its business first began to improve last year, after the company signed a large product purchase deal with Sun Microsystems. The stock price, however, did not follow suit until earlier this year.

† All performance and statistical information for ROF reflects Investment Class results. Shares of ROF’s Financial Intermediary Class bear an annual distribution expense which is not borne by the Investment Class.

	MORNINGSTAR STATISTICAL MEASURES*
		ROF	Category Median	Best Quartile Breakpoint

	Sharpe Ratio	0.27	-0.13	0.32

	Standard Deviation	28.98	22.68	20.59

	Beta	1.11	1.01	0.80
*	Three years ended 6/30/03. Category Median and Best Quartile Breakpoint based on 366 small-cap objective funds (oldest class only) with at least three years of history.

22 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003

PERFORMANCE AND PORTFOLIO REVIEW

subscriber lines (DSL). We were initially attracted by the firm’s niche business. Between 2000 and 2002, we began to build a substantially larger position because we saw the growing popularity of consumer broadband internet access and believed that local phone service providers would be stepping up their efforts to win business from local cable television services that were then offering cable modems for home use. Beginning in 2001, we successively discovered GlobespanVirata, a company that provides customized integrated circuits for DSL systems, Netopia, whose business involves infrastructure software and services for broadband access customers and Centillium Communications, a firm that makes semiconductors for DSL systems. Each was a conservatively capitalized firm with a reasonably growing business. All saw their prices soar in the recent rally, as DSL orders grew and profits rose. While we took some gains in each stock, we maintain a good-sized position in each company.
          Elsewhere in the portfolio, internet advertising company, aQuantive, became profitable in 2003, and investors were happy to help its price move higher. We began to trim our position in April. Top holding UNOVA is a worldwide specialized supplier of wireless networking technologies and production systems for manufacturing industries. When its price was at a low point during a rough period for its industry, we built our position then watched its price climb in the second quarter. We continue to hold a large stake as we think that its attractive niche business can continue to grow. Recent emergence from bankruptcy, solid cash flow and almost no Wall Street coverage are all good reasons in our mind to keep buying well-capitalized apparel company The Warnaco Group. Another firm whose long-term prospects we like is department store operator Saks, whose creative management has been cutting costs while maintaining the high standards of a well known brand name.
		PORTFOLIO DIAGNOSTICS
		Median Market Capitalization			$300 million

		Weighted Average P/B Ratio			1.3x

		Weighted Average Yield			0.5%

		Fund Net Assets			$901 million

		Turnover Rate			24%

		No. of Holdings			291

		Symbol (Investment Class)			RYPNX
		(Institutional Class)			ROFIX
		(Financial Intermediary Class)			RYOFX

		TOP 10 POSITIONS % of Net Assets
		UNOVA			1.0%

		CTS Corporation			0.8
GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Year-to-Date Through 6/30/03
MCSi — Immediately after allegations surfaced of substantial accounting irregularities, we took our losses and moved on from a disappointing experience with this computer and office automation supplies distributor.

		MEMC Electronic Materials			0.8

MCSi	$2,918,333	Orient-Express Hotels Cl. A			0.8

Fleming Companies	2,123,119	Warnaco Group (The)			0.8

LESCO	1,700,446	MacDermid			0.7

Oneida	1,625,942	Vishay Intertechnology			0.7

California Micro Devices	1,554,594	Network Equipment Technologies			0.7

		aQuantive			0.7
Fleming Companies — In March, we fled from this once-promising food distribution company when it declared bankruptcy.
		Westell Technologies Cl. A			0.7

		PORTFOLIO SECTOR BREAKDOWN % of Net Assets
		Technology			30.7%

		Industrial Products			23.2

		Consumer Services			12.6

		Industrial Services			10.4

		Consumer Products			6.9

		Natural Resources			4.0

		Health			2.7

		Financial Intermediaries			0.9

		Utilities			0.3

		Diversified Investment Companies			0.2

		Financial Services			0.1

		Miscellaneous			4.5

		Preferred Stock			0.1

		Cash & Cash Equivalents			3.4

		RISK/RETURN COMPARISON Three-Year Period Ended 6/30/03
		Average Annual Total Return		Standard Deviation	Return Efficiency*

		Royce Opportunity Fund	6.9%	29.0	0.24

		Russell 2000	-3.3	22.8	-0.14
		* Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

		THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 23

ROYCE PREMIER FUND †

	AVERAGE ANNUAL TOTAL RETURNS Through 6/30/03
MANAGERS’ DISCUSSION

Portfolio holdings in Royce Premier Fund (RPR) did relatively well in an environment that looked more favorably on micro-cap stocks during 2003’s first half. RPR finished the opening six-month period up 13.6%, trailing its small-cap benchmark, the Russell 2000, which was up 17.9% for the same period. We are never happy when we trail the small-cap index, but we were satisfied with the Fund’s opening performance period on an absolute basis. While first-quarter performances for several Royce Funds uncharacteristically trailed the Russell 2000 in a down period, RPR had no such difficulties. The Fund lost 4.1% in the first quarter, versus a loss of 4.5% for its benchmark. In the more dynamic second quarter, RPR gained 18.4%, losing ground to the Russell 2000, which was up 23.4%. Looking at longer-term periods, the Fund’s edge over its benchmark was pronounced. RPR was up 5.8% for the one-year period ended 6/30/03 compared to a decline of 1.6% for the Russell 2000. The Fund was also ahead of the small-cap index from the small-cap market peak on 3/9/00 through 6/30/03, up 31.9% versus the Russell 2000’s 22.6% loss. In addition, RPR outpaced the Russell 2000 for the three-, five-, 10 year and since inception (12/31/91) periods ended 6/30/03. The Fund’s average annual total return since inception was 12.2%.
          While holdings in Technology — the Fund’s largest sector — and Health scored the most significant gains, successes occurred in all sectors and industry groups, testifying to the considerable breadth of the recent rally. In terms of both the number of companies and the overall effect on the portfolio, stocks with gains dwarfed those with losses (with the unfortunate exception of PMA Capital Cl. A). Winnebago Industries is the kind of

	Jan-June 2003*	13.63%

	1-Year	5.83

	3-Year	8.83

	5-Year	8.10

	10-Year	11.54

	Since Inception (12/31/91)	12.19
*	Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year	RPR

	2002	-7.8%

	2001	9.6

	2000	17.1
			GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Year-to-Date Through 6/30/03
FactSet Research Systems — We have long admired the well-run business of this leader in providing data to financial companies and first began to purchase shares last August. It was good news to watch its price rise as financial stocks of all kinds enjoyed brisk business in the second quarter. We are happy to hold a large position.

	1999	11.5

	1998	6.7	FactSet Research Systems	$7,958,696

	1997	18.4	Endo Pharmaceuticals Holdings	7,331,267

	1996	18.1	Dionex Corporation	7,186,118

	1995	17.8	West Corporation	6,612,990

	1994	3.3	Symbol Technologies	6,488,899

	1993	19.0

Endo Pharmaceuticals Holdings — Another newer position, we first bought shares of this pharmaceutical company that specializes in pain management drugs in April. Its price continued to climb, and we continue to build a position in a company whose prospects we think are robustly healthy.

	1992	15.8

† All performance and statistical information for RPR reflects Investment Class results. Shares of RPR’s Consultant and Financial Intermediary Classes bear an annual distribution expense that is not borne by the Investment Class.

	MORNINGSTAR STATISTICAL MEASURES*
		RPR	Category Median	Best Quartile Breakpoint

	Sharpe Ratio	0.40	-0.13	0.32

	Standard Deviation	19.25	22.68	20.59

	Beta	0.76	1.01	0.80
*	Three years ended 6/30/03. Category Median and Best Quartile Breakpoint based on 366 small-cap objective funds (lowest expense class only) with at least three years of history.

24 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003

PERFORMANCE AND PORTFOLIO REVIEW

company that we feel is made for the Fund’s portfolio. It has an established business with a history of strong earnings, free cash flow and talented management. We first began to buy the stock in RPR’s portfolio this past March when its stock slowed down and fell to levels that we found highly attractive. If only every investment could turn around so quickly. Shortly after we began to purchase shares, its price began cruising upward. With an aging consumer market and an excellent reputation for high quality recreation vehicles, we like its prospects and are holding on to a large position.
          West Corporation provides a range of outsourced telecommunications services. In spite of perhaps the worst period ever for its industry in the last few years, it was not until March 2003 that its price slid to levels that we liked. A profitable and, in our view, well-run firm, it did not remain cheap for very long, which was unfortunate to the degree that it prevented us from buying more. Another newer position is chromotography systems manufacturer Dionex Corporation, a firm that provides pick-and-shovel products to the biotech industry and is thus in our minds a relatively less risky way of participating in a volatile but often high-growth industry. Record sales helped its stock price to develop nicely from early April onward. We are happy to hold on to good-sized stakes in both companies.
          To make room for some of these newer names, we parted ways, in some cases reluctantly, with holdings whose prices had soared. By late May, we had sold our position in VISX, a company that develops proprietary technology and systems for laser vision correction, a fast-growing industry that we like. We also took our gains in leading telephone headset manufacturer Plantronics in June. This was necessary spade work to best prepare the portfolio for what we suspect will be a more volatile market to come.
		PORTFOLIO DIAGNOSTICS
		Median Market Capitalization			$1.1 billion

		Weighted Average P/E Ratio			21.5x

		Weighted Average P/B Ratio			2.2x

		Weighted Average Yield			0.6%

		Fund Net Assets			$1.1 billion

		Turnover Rate			16%

		No. of Holdings			59

		Symbol (Investment Class)			RYPRX
		(Consultant Class)			RYPCX
		(Institutional Class)			RPFIX
		(Financial Intermediary Class)			RPFFX

		TOP 10 POSITIONS % of Net Assets
		Simpson Manufacturing			3.1%

		Florida Rock Industries			2.8
GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Year-to-Date Through 6/30/03
PMA Capital Cl. A — What we once regarded as an insurance company with terrific growth potential became plagued in the last year by the consequences of what in our estimation were poor underwriting decisions. While its condition has been improving lately, it was not enough to maintain our interest in RPR’s portfolio, so we took our losses.

		Dionex Corporation			2.6

PMA Capital Cl. A	$7,580,524	Goldcorp			2.6

Lincoln Electric Holdings	2,820,758	Erie Indemnity Company Cl. A			2.5

Brink’s Company (The)	2,502,917	Big Lots			2.5

Haemonetics	1,972,362	Tom Brown			2.5

Gartner Cl. A	1,917,916	Woodward Governor			2.2

		Perrigo Company			2.1

		Lincoln Electric Holdings			2.1

Lincoln Electric Holdings — We still have great confidence in the prospects of this longtime holding, a leading welding and cutting product manufacturer. Its industry has been sluggish and pension funding issues have hurt earnings.

		PORTFOLIO SECTOR BREAKDOWN % of Net Assets
		Technology			17.5%

		Industrial Products			12.2

		Industrial Services			11.4

		Health			10.7

		Natural Resources			10.1

		Consumer Products			9.4

		Financial Intermediaries			8.8

		Consumer Services			4.5

		Financial Services			1.9

		Cash & Cash Equivalents			13.5

		RISK/RETURN COMPARISON Three-Year Period Ended 6/30/03
		Average Annual Total Return		Standard Deviation	Return Efficiency*

		Royce Premier Fund	8.8%	19.3	0.46

		Russell 2000	-3.3	22.8	-0.14
		* Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

		THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 25

ROYCE TRUSTSHARES FUND †

	AVERAGE ANNUAL TOTAL RETURNS Through 6/30/03
MANAGER’S DISCUSSION

2003’s first half contained extremes, from the bear-market blues of the first quarter to the bull-market rush of the second. Royce TrustShares Fund (RTS) did reasonably well in the year-to-date period ended 6/30/03, up 13.3% versus a return of 17.9% for its small-cap benchmark, the Russell 2000. Considering how favorably the recent rally has treated speculative and other growth-oriented stocks, we were not surprised that the Fund lagged its benchmark in the first half. However, we were pleased with RTS’s performance on an absolute basis. We were also pleased with the Fund’s performance over longer-term periods. From the small-cap market peak on 3/9/00 through 6/30/03, RTS was up 16.2% compared to a loss of 22.6% for the Russell 2000. The Fund outperformed its benchmark for the one-, three-, five-year and since inception (12/27/95) periods ended 6/30/03. RTS’s average annual total return since inception was 17.3%.
          While we do not shy away from Technology stocks in the Fund’s portfolio, we are cautious about our purchases in the sector. Tech enjoys a well-deserved reputation as an historically volatile area, but also as a fast-growing and dynamic one. Our goal when investing in Technology companies is to try to take advantage of some of the sector’s high growth while avoiding as much of the volatility as possible. We generally buy what we believe are conservatively capitalized companies that can ideally participate in the strong gains of various Tech-related industries with less of the attendant risk. These companies are more likely to possess strong balance sheets, earnings histories and the ability to generate free cash flow. In the latter stages of the bear market — including most

	Jan-June 2003*	13.29%

	1-Year	-0.24

	3-Year	4.74

	5-Year	13.10

	Since Inception (12/27/95)	17.32
*	Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year	RTS

	2002	-18.9%

	2001	20.5

	2000	11.7
			GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Year-to-Date Through 6/30/03
E*TRADE Group — We admire the way that this online discount broker has expanded its business into banking and other financial services. We also like the fact that we bought many shares when it was trading close to book value.

	1999	41.8

	1998	19.5	E*TRADE Group	$508,328

	1997	26.0	FactSet Research Systems	267,859

	1996	25.6	Zenith National Insurance	255,689

			Level 3 Communications	234,900

			Keane	204,964

FactSet Research Systems — We first began to buy shares of this leading data provider to financial and investment businesses at a price that we felt was very attractive. Its price soared in June, so we sold about half of our position.

† All performance and statistical information for RTS reflects Investment Class results. Shares of the RTS’s Consultant Class and Consultant B Class bear an annual distribution expense that are higher than that of the Investment Class. Shares of Consultant B Class are also subject to a contingent deferred sales charge which is not applicable to RTS’s other classes.

	MORNINGSTAR STATISTICAL MEASURES*
		RTS	Category Median	Best Quartile Breakpoint

	Sharpe Ratio	0.19	-0.13	0.32

	Standard Deviation	24.23	22.68	20.59

	Beta	1.04	1.01	0.80
*	Three years ended 6/30/03. Category Median and Best Quartile Breakpoint based on 366 small-cap objective funds (oldest class only) with at least three years of history.

26 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003

PERFORMANCE AND PORTFOLIO REVIEW

of 2002 — even many of these less aggressive stocks took substantial lumps. Fortunately, many began to recover in October 2002. Yet in some cases, 2003 gains notwithstanding, we are still waiting for our overall experience to be profitable.
          In 2002, Warren Buffet took on the corporate debt of telecommunications firm Level 3 Communications when many of its competitors were going broke. Less than a year later, the company posted positive earnings. Kronos specializes in Technology-based human resources, payroll, scheduling, and time and labor solutions for businesses. Its stock price began to recover last fall as increased revenues and a late fall Tech rally seemed to attract additional investors. We are holding good-sized positions in both companies. Another firm whose stock we are content to hold is Excel Technology, a company that manufactures laser systems and electro-optical components for scientific, industrial and medical uses. Its stock began to rise on news of increased sales. In May, we reduced our position in Symbol Technologies, which provides wireless networking and information systems for local area networks (LAN), wide area networks (WAN) and the internet as its price climbed. Nearly all the portfolio’s information technology (IT) services companies posted solid gains in the first half. We still see value in IT firms such as Keane and BearingPoint, so we are holding on for now.
          Elsewhere in the portfolio, we reduced our position in property and casualty insurer Zenith National Insurance as its price benefited from higher premium prices. We continue to hold a large stake in over-the-counter and generic drug and nutritional products maker Perrigo Company.
			PORTFOLIO DIAGNOSTICS
			Median Market Capitalization			$701 million

			Weighted Average P/E Ratio			21.6x*

			Weighted Average P/B Ratio			1.8x

			Weighted Average Yield			0.5%

			Fund Net Assets			$34 million

			Turnover Rate			13%

			No. of Holdings			68

			Symbol (Investment Class)			RGFAX
			(Consultant Class)			RYGCX
			(Consultant Class B)			RGFCX
		*	Excludes 30% of portfolio holdings with zero or negative earnings as of 6/30/03.

			TOP 10 POSITIONS % of Net Assets
			Delta Apparel			3.9%

			Ritchie Bros. Auctioneers			3.3
GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Year-to-Date Through 6/30/03
The Boyds Collection — We like this company’s status as a leader in handcrafted collectibles and specialty giftware. It suffered a sales slump as consumer spending slowed and its stock price fell, but we still like its business and are holding on for now.

			Level 3 Communications			2.6

The Boyds Collection	$181,885		Perrigo Company			2.5

Covance	119,710		Newport Corporation			2.4

Somera Communications	105,400		Applera Corporation–Applied Biosystems Group			2.3

Sotheby’s Holdings Cl. A	84,600		Excel Technology			2.2

Affymetrix	82,966		E*TRADE Group			2.2

			Alliance Capital Management Holding L.P.			2.2

Covance — We were frankly puzzled by the dismal performance of this company, which provides drug development services to the medical and pharmaceutical industries. Its price began to slide when the rest of the market was rebounding even as it met earnings expectations. Between September 2002 and February 2003, it had undergone a period of strong growth, so we are hoping that the cool down proves temporary.

			Exar Corporation			2.1

			PORTFOLIO SECTOR BREAKDOWN % of Net Assets
			Technology			33.3%

			Industrial Services			15.2

			Health			13.2

			Financial Intermediaries			7.7

			Consumer Products			7.4

			Financial Services			6.8

			Natural Resources			3.4

			Industrial Products			2.2

			Consumer Services			1.3

			Cash & Cash Equivalents			9.5

			RISK/RETURN COMPARISON Three-Year Period Ended 6/30/03
			Average Annual Total Return		Standard Deviation	Return Efficiency*

			Royce TrustShares Fund	4.7%	24.2	0.19

			Russell 2000	-3.3	22.8	-0.14
		* Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

		THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 27

ROYCE SPECIAL EQUITY FUND †

	AVERAGE ANNUAL TOTAL RETURNS Through 6/30/03
MANAGER’S DISCUSSION

Royce Special Equity Fund (RSE) finished the first half with a solid performance. The Fund was up 7.7% for the year-to-date period ended 6/30/03, behind its small-cap benchmark, the Russell 2000, which was up 17.9% for the same period. Considering that the recent rally has been particularly kind to riskier and more growth-oriented companies, we were not surprised that the Fund trailed its benchmark. We think that the portfolio is likely to lag the overall small-cap market during most dynamic positive-performance periods, but we also believe that it should show its strengths during flat or down markets. This was certainly the case in the long bear market. From the small-cap peak on 3/9/00 through 6/30/03, RSE was up 87.0% versus a decline of 22.6% for the Russell 2000. The Fund also outperformed its benchmark over other long-term periods. RSE was ahead of the Russell 2000 for the one-, three-, five-year and since inception (5/1/98) periods ended 6/30/03. The Fund’s average annual total return since inception was 9.4%.
          Year-to-date gains could be found in all of the Fund’s sectors and industries, with holdings in the Fund’s largest sector, Consumer Products, making the most significant contribution. Apparel and shoe companies were especially fashionable in the recent rally. We continue to hold a large position in Maxwell Shoe Company, in part because we like its considerable cash reserves. We took some gains in CEC Entertainment, the firm that operates Chuck E. Cheese restaurants, as its price rose in the second quarter. The company attracted our attention in the fall of 2002, when its price fell to levels that we liked. We were also attracted by its steady cash flows as well as its niche in the

	Jan-June 2003*			7.65%

	1-Year			3.90

	3-Year			21.39

	5-Year			9.93

	Since Inception (5/1/98)			9.38
*	Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year			RSE

	2002			15.3%

	2001			30.8

	2000			16.3

	1999			-9.6

	MORNINGSTAR STATISTICAL MEASURES*				GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Year-to-Date Through 6/30/03
Oxford Industries — Investors seemed to find the stock of this apparel maker a perfect fit in the second quarter, especially once an acquisition was announced in April. Initially drawn primarily to its high net

			Category	Best Decile
		RSE	Median	Breakpoint	Oxford Industries	$3,536,295

	Sharpe Ratio	1.30	-0.13	0.57	Bob Evans Farms	2,458,442

	Standard Deviation	16.27	22.68	18.37	CEC Entertainment	2,409,154

	Beta	0.41	1.01	0.66	Yankee Candle Company	1,940,231
*	Three years ended 6/30/03 Category Median and Best Quartile Breakpoint based on 366 small-cap objective funds (oldest class only) with at least three years of history.
					Maxwell Shoe Company Cl. A	1,791,875

  Fundamentally driven, combining the value approach of Benjamin Graham with the accounting cynicism of Abraham Briloff

  Looks for companies that generate high returns on invested capital and that we believe are inexpensively priced on an absolute basis

  Seeks to identify companies whose value is unrecognized or under recognized by the market
					working capital and inexpensive stock price, we began to reduce our position in May.

Bob Evans Farms — Improved earnings seemed to be the right recipe for this restaurant chain operator and pork product producer and distributor, as its price began to rise in February. We continue to hold a large position.

† All performance and statistical information for RSE reflects Investment Class results. Shares of RSE’s Consultant Class bear an annual distribution expense which is not borne by the Investment Class.

28 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003

PERFORMANCE AND PORTFOLIO REVIEW

restaurant/entertainment business. A slowdown in business and a declining stock price drew our attention to Yankee Candle Company, another cash-generating business. We began to reduce our position in May as its price moved upward. We are somewhat encouraged by the recently enacted tax cuts, which we believe could potentially benefit some Fund holdings. Several have the capacity to initiate or increase dividends. Others have accumulated large hoards of cash, and these companies might consider a one-time large dividend in order to liberate some of their excess capital.
          Looking at the stock market as a whole, we continue to believe that expectations for the economy and the stock market remain too high. The abundant liquidity and low cost of money with few alternatives have caused people to chase investment vehicles with potentially high returns (such as more speculative equities), leading us to the conclusion that we may be seeing the reappearance of an admittedly more modest bubble. However, we are less fatalistic about the prospects for our investment approach. We believe that many portfolio holdings have not yet been recognized by the market despite their financial strength. In addition, with earnings growth likely to continue to be more difficult to report internally, the door may be open to the possible acquisition of some portfolio holdings. Meanwhile, we continue to do our thing. Buying what we believe are inexpensive companies with strong financial characteristics is what Royce Special Equity Fund is all about.
		PORTFOLIO DIAGNOSTICS
		Median Market Capitalization			$485 million

		Weighted Average P/E Ratio			13.7x

		Weighted Average P/B Ratio			1.7x

		Weighted Average Yield			1.8%

		Fund Net Assets			$488 million

		Turnover Rate			16%

		No. of Holdings			72

		Symbol (Investment Class)			RYSEX
		(Consultant Class)			RSQCX

		TOP 10 POSITIONS % of Net Assets
		Banta Corporation			3.8%

		Bob Evans Farms			3.4
GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Year-to-Date Through 6/30/03
Deb Shops — Slow sales and resulting low earnings were more than enough to keep the stock price of this apparel store operator sliding. We have faith in the company’s ability to rebound, as it has survived for years in a highly competitive industry and has an impressive store of cash.

		Lancaster Colony			3.3

Deb Shops	$1,032,976	Lubrizol Corporation			3.2

Standex International	739,760	Russ Berrie and Company			3.0

Lawson Products	625,014	Universal			2.9

Escalade	436,267	Schweitzer-Mauduit International			2.8

Superior Uniform Group	382,359	Farmer Bros.			2.5

		Bandag Cl. A			2.4

		National Presto Industries			2.4

Standex International — The price of this industrial conglomerate recovered a bit in the second quarter, but not enough to stave off earlier losses. We trimmed our position in June but still hold a good-sized position. The company has been active in divesting itself of underperforming and non-core businesses while adding others with potentially better prospects.

		PORTFOLIO SECTOR BREAKDOWN % of Net Assets
		Consumer Products			21.9%

		Industrial Products			21.0

		Industrial Services			19.9

		Consumer Services			17.8

		Health			3.4

		Financial Services			1.1

		Technology			0.6

		Miscellaneous			1.6

		Cash & Cash Equivalents			12.7

		RISK/RETURN COMPARISON Three-Year Period Ended 6/30/03
		Average Annual Total Return		Standard Deviation	Return Efficiency*

		Royce Special Equity Fund	21.4%	16.3	1.31

		Russell 2000	-3.3	22.8	-0.14
		* Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

		THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 29

ROYCE SELECT FUND

	AVERAGE ANNUAL TOTAL RETURNS Through 6/30/03
MANAGER’S DISCUSSION

If in baseball, a tie goes to the baserunner, what happens in mutual fund performance? Does the Fund or the index “win”? Royce Select Fund (RSF) finished the year-to-date period ended 6/30/03 in a dead heat with the small-cap benchmark, the Russell 2000, each with a 17.9% return. On both an absolute and relative basis, we were happy with the Fund’s performance. Looking at longer-term periods, we were even more pleased. From the small-cap market peak on 3/9/00 through 6/30/03, RSF was up 33.9% versus a loss of 22.6% for Russell’s small-cap index. RSF also owned a performance edge over the small-cap benchmark for the one-year, three-year and since inception (11/18/98) periods ended 6/30/03. The Fund’s average annual total return since inception was 17.1%.
          Holdings in the Health and Technology sectors were the big winners in the first half. Although both areas are associated with considerable risk and at times substantial reward, we believe that our holdings in these sectors generally reflect the most critical qualities of our strict risk-averse security selection criteria: Strong balance sheets, established records of earnings and the ability to generate free cash flow. Companies with these characteristics trading at what we regard as attractive prices were in abundance during the long bear market. The recent rally has seen prices quickly skyrocket to levels that, in some cases, were too good for us not to take gains. However, we are still holding large positions in these (and other) holdings that we believe have room to grow.
          Scientific-Atlanta provides a variety of products for cable television and broadband networks, including cable TV boxes. Its stock price encountered very little static as

	Jan-June 2003*			17.88%

	1-Year			6.46

	3-Year			9.57

	Since Inception (11/18/98)			17.12
*	Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year			RSF

	2002			-15.8%

	2001			24.5

	2000			15.0

	1999			35.4

	MORNINGSTAR STATISTICAL MEASURES*				GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Year-to-Date Through 6/30/03		Emisphere Technologies — This company develops oral drugs for medications that are typically not able to be ingested, such as insulin. We sold most of our shares in RSF back in January and February,
			Category	Best Quartile
		RSF	Median	Breakpoint	Emisphere Technologies	$325,812

	Sharpe Ratio	0.38	-0.13	0.32	Endo Pharmaceuticals Holdings	277,444

	Standard Deviation	26.91	22.68	20.59	Scientific-Atlanta	189,283

	Beta	1.08	1.01	0.80	FactSet Research Systems	163,784
*	Three years ended 6/30/03 Category Median and Best Quartile Breakpoint based on 366 small-cap objective funds (oldest class only) with at least three years of history.
					Perrigo Company	163,635

  Concentrated portfolio of small- and micro-cap securities

  Unlike any other mutual fund presently offered, RSF utilizes an all-inclusive expense structure that varies in relation to the Fund’s performance

  Designed for “qualified investors,” defined by the SEC as those with a net worth exceeding $1.5 million
					prior to a proposed restructuring that sent the stock price plummeting in March. Its price has since recovered a bit.

Endo Pharmaceuticals Holdings — A newer position, we first bought shares of this pharmaceutical company that specializes in pain management drugs in December. Its price continued to climb, and we continue to build a position in a company whose prospects we think are robustly healthy.

30 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003

PERFORMANCE AND PORTFOLIO REVIEW

it moved upward in the second quarter, in part the result of looming profitability and resulting attention from Wall Street. More than satisfied with our own gains, we sold our position in June. Around the same time, we considerably reduced our position in financial and investment data provider, FactSet Research Systems, as its stock price climbed to its highest levels in five years. Although still the Fund’s top holding, increased stock prices also had us taking some gains in Erie Indemnity Company, the operator of Erie Insurance Exchange, which specializes in automotive, property and casualty insurance. Improved industry conditions helped its stock price to recover, although it has not yet regained its 2002 highs.
          We slightly trimmed our position in over-the-counter and generic drug and nutritional products maker Perrigo Company, but still maintain a sizeable stake in what we think is a well-run company. Similarly, we sold a small portion of our shares in E*TRADE Group, but continue to hold a large position. We like the way in which the firm survived the internet stock bubble and expanded its online discount brokerage business into a full array of financial services. Exar Corporation develops analog and mixed signal integrated circuits for use in communications, video and imaging products. Somewhat rare for a Technology company, the firm has a lot of cash. This appeals to us, as did its rising stock price in the second quarter, so we are hanging on to a large position. We are also holding large stakes in more traditional businesses whose long-term prospects we like, including oil and gas exploration company Tom Brown, construction materials producer Florida Rock Industries and insurance broker and risk management services firm, Arthur J. Gallagher & Company.
			PORTFOLIO DIAGNOSTICS
			Median Market Capitalization			$797 million

			Weighted Average P/E Ratio			22.2x*

			Weighted Average P/B Ratio			1.8

			Weighted Average Yield			0.4%

			Fund Net Assets			$19 million

			Turnover Rate			17%

			No. of Holdings			57

			Symbol			RYSFX
		*	Excludes 26% of portfolio holdings with zero or negative earnings as of 6/30/03.

			TOP 10 POSITIONS % of Net Assets
			Erie Indemnity Company Cl. A			3.3%

			Tom Brown			3.0
GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Year-to-Date Through 6/30/03
Syntel — After showing up as the Fund’s number one winner in 2002, the price of this information technology services company plunged in the first half of 2003, missing out on the market’s rebound. Its business has remained sluggish so far this year, but we think that it can eventually make a turnaround.

			Exar Corporation			2.8

Syntel	$121,079		Florida Rock Industries			2.4

Gartner Cl. A	94,284		Arrow International			2.4

RemedyTemp Cl. A	88,245		Gartner Cl. A			2.4

The Boyds Collection	82,062		Perot Systems Cl. A			2.3

Covance	70,355		Syntel			2.2

			Rainbow Technologies			2.2

			Gallagher (Arthur J.) & Company			2.2

Gartner Cl. A — Like Syntel, this leading information technology services firm failed to benefit from the stock market’s comeback, mostly owing to an ongoing slowdown in its business. We remain hopeful that its stock price can benefit when conditions for its industry improve.

			PORTFOLIO SECTOR BREAKDOWN % of Net Assets
			Technology			35.7%

			Health			10.8

			Industrial Services			10.4

			Industrial Products			9.1

			Financial Intermediaries			6.7

			Financial Services			6.4

			Natural Resources			4.9

			Consumer Services			2.5

			Consumer Products			1.1

			Cash & Cash Equivalents			12.4

			RISK/RETURN COMPARISON Three-Year Period Ended 6/30/03
			Average Annual Total Return		Standard Deviation	Return Efficiency*

			Royce Select Fund	9.6%	26.9	0.36

			Russell 2000	-3.3	22.8	-0.14
		* Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

		THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 31

NOTES TO PERFORMANCE AND STATISTICAL INFORMATION

NOTES TO PERFORMANCE AND STATISTICAL INFORMATION
     All performance information is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results or volatility. Investment return and principal value will fluctuate, so that shares may be worth more or less than their original cost when redeemed. The Royce Funds invest primarily in securities of small-cap and/or micro-cap companies that may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the prospectus). The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the current opinion of Royce, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2003 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
     The Sharpe Ratio is calculated for the past 36-month period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. Beta is a measure of sensitivity to market movements compared to the unmanaged S&P 500 Index, with the beta of the S&P 500 equal to 1.00. A low beta means that the correlation of a fund’s performance to that of the market has been low. Sharpe Ratios, standard deviations and betas for the Royce Funds were provided by Morningstar, Inc.
     The Russell 2000, Russell 2000 Value, Russell 2000 Growth, Nasdaq Composite, and S&P 500 are unmanaged indices of domestic common stocks. CRSP (Center for Research in Security Pricing) divides the U.S. equity market into 10 deciles. Deciles 1-5 represent the largest domestic equity companies and deciles 6-10 represent the smallest. By way of comparison, the CRSP 1-5 would have similar capitalization parameters to the S&P 500 and the CRSP 6-10 would approximately match those of the Russell 2000. Returns for the market indices used in this report were based on information supplied to Royce by Frank Russell, CRSP and Morningstar. Royce has not independently verified the above described information. The Royce Funds and Royce TrustShares Fund are service marks of The Royce Funds. Distributor: Royce Fund Services, Inc.

FORWARD-LOOKING STATEMENTS
     This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:
  the Funds’ future operating results,
  the prospects of the Funds’ portfolio companies,
  the impact of investments that the Funds have made or may make, the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and the ability of the Funds’ portfolio companies to achieve their objectives.
     This report uses words such as “anticipates”, “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.
     The Royce Funds have based the forward-looking statements included in this report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

32 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003

SCHEDULES OF INVESTMENTS AND OTHER FINANCIAL STATEMENTS

THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 33

SCHEDULES OF INVESTMENTS

PENNSYLVANIA MUTUAL FUND

COMMON STOCKS – 90.2%
	SHARES	VALUE		SHARES	VALUE
Consumer Products – 12.2%			Other Consumer Services - 0.2%
Apparel and Shoes - 4.3%			E-LOAN [a,d]	335,500	$1,955,965
Cutter & Buck [a]	454,800	$2,314,932
K-Swiss Cl. A [d]	111,800	3,859,336	Total (Cost $35,026,093)		42,387,918
Steven Madden [a,d]	239,300	5,226,312
Maxwell Shoe Company Cl. A [a]	229,700	3,307,680	Diversified Investment Companies – 0.6%
Nautica Enterprises [a]	346,400	4,444,312	Closed-End Mutual Funds - 0.6%
Oshkosh B’Gosh Cl. A	177,300	4,787,100	ASA	146,500	5,530,375
Polo Ralph Lauren Cl. A	240,400	6,199,916
Weyco Group	175,450	8,072,455	Total (Cost $5,230,104)		5,530,375

		38,212,043	Financial Intermediaries – 8.3%
			Insurance - 6.7%
Collectibles - 0.4%			Argonaut Group [a]	151,100	1,863,063
Department 56 [a]	22,900	351,057	Baldwin & Lyons Cl. B	144,597	3,434,179
Topps Company (The) [a]	392,700	3,373,293	Erie Indemnity Company Cl. A [d]	125,200	5,164,500
			PMA Capital Cl. A	306,732	3,855,621
		3,724,350	PXRE Group	72,600	1,437,480
			ProAssurance Corporation [a]	406,654	10,975,591
Food/Beverage/Tobacco - 0.1%			RLI	87,462	2,877,500
800 JR Cigar [a,e]	34,900	453,700	Scottish Annuity & Life Holdings [d]	312,400	6,313,604
			United Fire & Casualty Company	122,100	3,967,029
Home Furnishing/Appliances - 0.6%			Universal American Financial [a]	424,575	2,704,543
La-Z-Boy [d]	70,000	1,566,600	Wesco Financial	16,540	5,160,480
Natuzzi ADR [b]	456,000	3,657,120	White Mountains Insurance Group [d]	14,200	5,609,000
			Zenith National Insurance [d]	225,200	6,418,200
		5,223,720
					59,780,790
Sports and Recreation - 2.3%
Callaway Golf [d]	668,100	8,832,282	Securities Brokers - 0.8%
Thor Industries [d]	197,600	8,066,032	E*TRADE Group [a]	823,500	6,999,750
Winnebago Industries [d]	112,800	4,275,120
			Other Financial Intermediaries - 0.8%
		21,173,434	†TSX Group	352,100	7,141,988

Other Consumer Products - 4.5%			Total (Cost $48,237,765)		73,922,528
Burnham Corporation Cl. A	51,526	2,460,366
Fossil [a,d]	165,000	3,887,400	Financial Services – 1.0%
JAKKS Pacific [a,d]	512,700	6,813,783	Information and Processing - 0.5%
Matthews International Cl. A	213,900	5,296,164	eFunds Corporation [a]	395,500	4,560,115
Meade Instruments [a]	538,000	1,721,600
Oakley [a,d]	461,800	5,435,386	Investment Management - 0.2%
RC2 Corporation [a]	323,500	5,502,735	BKF Capital Group [a]	93,500	2,041,105
†Universal Electronics [a,d]	190,500	2,415,540
†Yankee Candle Company [a]	315,000	7,314,300	Other Financial Services - 0.3%
			Electro Rent [a]	240,000	2,587,200
		40,847,274
			Total (Cost $8,457,593)		9,188,420
Total (Cost $80,390,365)		109,634,521
			Health – 14.6%
Consumer Services – 4.7%			Commercial Services - 1.8%
Direct Marketing - 0.6%			BioReliance Corporation [a]	148,100	3,139,720
Nu Skin Enterprises Cl. A	480,700	5,023,315	IDEXX Laboratories [a]	39,900	1,343,832
			PAREXEL International [a,d]	223,500	3,117,825
Leisure/Entertainment - 0.9%			Quintiles Transnational [a]	173,100	2,456,289
Dover Downs Gaming & Entertainment	337,100	3,118,175	Young Innovations [a]	222,550	6,342,675
Multimedia Games [a,d]	196,800	5,018,400
					16,400,341
		8,136,575
			Drugs and Biotech - 6.7%
Retail Stores - 3.0% Big Lots [a,d]			Antigenics [a,d]	596,100	6,867,072
	380,900	5,728,736	Applera Corporation - Celera Genomics Group [a]	584,900	6,036,168
Buckle (The) [a]	344,300	6,620,889	CIMA Labs [a,d]	112,600	3,027,814
Cato Cl. A	341,300	7,194,604	Emisphere Technologies [a,d]	758,000	2,728,800
Charming Shoppes [a,d]	1,220,200	6,064,394	†Endo Pharmaceuticals Holdings [a,d]	311,400	5,268,888
Galyan’s Trading Company [a,d]	116,000	1,663,440	Human Genome Sciences [a,d]	338,900	4,310,808
			Invitrogen Corporation [a]	198,900	7,631,793
		27,272,063	Lexicon Genetics [a]	636,600	4,271,586

34 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2003 (UNAUDITED)

	SHARES	VALUE		SHARES	VALUE
Health (continued)			Specialty Chemicals and Materials - 0.2%
Drugs and Biotech (continued)			MacDermid	64,500	$1,696,350
Perrigo Company [d]	651,000	$10,181,640
Serologicals Corporation [a,d]	214,500	2,923,635	Textiles - 0.2%
Zila [a,c]	2,469,700	7,102,857	Fab Industries [a]	202,232	1,860,534

		60,351,061	Other Industrial Products - 2.0%
			BHA Group Holdings	189,857	3,761,067
Health Services - 4.4%			Kimball International Cl. B	106,000	1,653,600
†AMN Healthcare Services [a,d]	465,900	5,916,930	Myers Industries	203,448	1,932,756
†AMERIGROUP Corporation [a,d]	96,500	3,589,800	Strattec Security [a]	83,842	4,460,394
Centene Corporation [a,d]	98,800	3,843,320	Wescast Industries Cl. A	240,900	5,993,592
Curative Health Services [a]	346,700	5,893,900
First Consulting Group [a]	613,300	2,864,111			17,801,409
Gene Logic [a]	435,500	2,599,935
†Healthcare Services Group [a]	146,600	2,106,642	Total (Cost $58,214,259)		98,925,348
Hooper Holmes [d]	402,800	2,594,032
Horizon Health [a]	191,000	3,094,200	Industrial Services – 6.0%
On Assignment [a]	849,400	3,397,600	Commercial Services - 3.1%
RehabCare Group [a]	214,300	3,139,495	Cornell Companies [a]	325,600	4,929,584
			Covance [a]	369,100	6,680,710
		39,039,965	†Exponent [a,d]	138,000	2,139,000
			New Horizons Worldwide [a]	255,900	1,095,252
Personal Care - 0.7%			RCM Technologies [a]	180,500	703,950
Ocular Sciences [a,d]	288,100	5,718,785	RemedyTemp Cl. A [a,d]	317,000	2,925,910
			Wackenhut Corrections [a]	181,500	2,488,365
Surgical Products and Devices - 1.0%			West Corporation [a]	241,200	6,427,980
Aksys [a,d]	150,000	1,942,500
Arrow International	117,100	5,169,965			27,390,751
Datascope [d]	63,500	1,885,315
			Engineering and Construction - 0.4%
		8,997,780	†Dycom Industries [a,d]	132,300	2,156,490
			Keith Companies [a]	136,500	1,363,635
Total (Cost $111,480,999)		130,507,932
					3,520,125
Industrial Products – 11.0%
Building Systems and Components - 1.7%			Food/Tobacco Processors - 0.5%
Preformed Line Products Company	189,786	2,781,314	Farmer Bros.	6,175	2,095,116
Simpson Manufacturing [a]	301,900	11,049,540	MGP Ingredients	246,550	2,153,614
Skyline Corporation	47,900	1,437,000
					4,248,730
		15,267,854
			Printing - 1.2%
Construction Materials - 1.8%			Ennis Business Forms [d]	315,600	4,591,980
Ash Grove Cement Company	50,018	5,902,124	New England Business Service	218,900	6,567,000
Florida Rock Industries	255,800	10,559,424
					11,158,980
		16,461,548
			Transportation and Logistics - 0.8%
Industrial Components - 1.6%			Brink’s Company (The)	80,730	1,176,236
Aaon [a,d]	64,100	1,187,132	EGL [a]	99,874	1,518,085
Cable Design Technologies [a]	403,000	2,881,450	Frozen Food Express Industries [a]	602,037	1,902,437
Penn Engineering & Manufacturing	235,400	3,213,210	Patriot Transportation Holding [a]	90,800	2,559,652
Penn Engineering & Manufacturing Cl. A	89,100	1,081,674			7,156,410
Powell Industries [a]	317,000	4,640,880
Woodhead Industries	110,850	1,387,842	Total (Cost $38,430,241)		53,474,996

		14,392,188
			Natural Resources – 12.5%
Machinery - 2.7%			Energy Services - 3.9%
Cognex Corporation [a,d]	179,200	4,005,120	Carbo Ceramics	112,900	4,205,525
Lincoln Electric Holdings	333,680	6,810,409	Dril-Quip [a,d]	247,000	4,495,400
National Instruments [a,d]	25,250	953,945	Input/Output [a]	733,200	3,944,616
Thomas Industries	213,200	5,767,060	NATCO Group Cl. A [a,d]	601,100	4,105,513
Woodward Governor	161,772	6,956,196	Patterson-UTI Energy [a]	81,900	2,653,560
			Precision Drilling [a]	174,200	6,577,792
		24,492,730	RPC	64,400	708,400
			TETRA Technologies [a,d]	285,600	8,468,040
Pumps, Valves and Bearings - 0.8%
Baldor Electric [d]	108,100	2,226,860			35,158,846
Denison International ADR [a,b]	245,500	4,725,875

		6,952,735

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 35

SCHEDULES OF INVESTMENTS

PENNSYLVANIA MUTUAL FUND (continued)

	SHARES	VALUE		SHARES	VALUE
Natural Resources (continued)			Software - 2.5%
Oil and Gas - 3.1%			Autodesk [d]	60,000	$969,600
Tom Brown [a]	265,700	$7,383,803	JDA Software Group [a,d]	306,200	3,426,378
Cimarex Energy [a]	280,714	6,666,958	Lightspan [a]	1,279,500	867,501
PetroCorp [a]	210,800	2,350,420	Macrovision Corporation [a,d]	197,500	3,934,200
St. Mary Land & Exploration Company [d]	207,000	5,651,100	Pervasive Software [a]	398,900	2,134,115
Unit Corporation [a]	296,900	6,208,179	PLATO Learning [a]	390,000	2,242,500
			SPSS [a]	197,500	3,306,150
		28,260,460	Transaction Systems Architects Cl. A [a]	597,200	5,350,912

Precious Metals and Mining - 5.5%					22,231,356
Apex Silver Mines [a]	494,000	7,286,500
Glamis Gold [a]	811,600	9,309,052	Telecommunication - 2.6%
Gold Fields ADR [b]	435,700	5,306,826	Anaren [a]	683,200	6,401,584
Goldcorp	769,400	9,232,800	Brooktrout [a]	356,150	2,764,436
†Golden Star Resources [a,d]	1,420,300	3,749,592	ECtel [a]	668,200	4,102,748
Hecla Mining [a]	1,701,500	7,197,345	Lightbridge [a]	621,100	5,440,836
†Meridian Gold [a]	602,600	6,923,874	PC-Tel [a]	200,800	2,381,488
			Plantronics [a,d]	86,800	1,880,956
		49,005,989	Somera Communications [a,d]	368,000	537,280

Total (Cost $94,934,011)		112,425,295			23,509,328

Technology – 16.1%			Total (Cost $119,233,117)		143,955,787
Aerospace/Defense - 1.0%
Curtiss-Wright	116,700	7,375,440	Miscellaneous – 3.2%
Integral Systems [a]	101,500	2,017,820	Total (Cost $26,807,515)		28,871,863

		9,393,260	TOTAL COMMON STOCKS
			(Cost $626,442,062)		808,824,983
Components and Systems - 2.8%
Dionex Corporation [a]	150,676	5,989,371	REPURCHASE AGREEMENT – 9.4%
Excel Technology [a]	244,900	5,591,067	State Street Bank & Trust Company, 0.30% dated 6/30/03, due 7/1/03, maturity value $84,051,700 (collateralized by U.S. Treasury Notes, 1.625% due 1/31/05, valued at $85,735,806) (Cost $84,051,000)
Newport Corporation [a,d]	103,900	1,537,720
Symbol Technologies	140,000	1,821,400
Synaptics [a]	146,500	1,971,890
TTM Technologies [a]	863,500	4,049,815			84,051,000
Zebra Technologies Cl. A [a,d]	50,500	3,797,095
			TOTAL INVESTMENTS – 99.6%
		24,758,358	(Cost $710,493,062)		892,875,983

Distribution - 0.7%			CASH AND OTHER ASSETS LESS LIABILITIES – 0.4%
Nu Horizons Electronics [a,d]	511,000	3,066,000			3,452,849
Richardson Electronics	372,862	3,020,182
			NET ASSETS – 100.0%		$896,328,832
		6,086,182

Internet Software and Services - 0.3%
Register.com [a]	450,900	2,642,274

IT Services - 3.1%
American Management Systems [a,d]	279,200	3,986,976
Analysts International [a]	574,200	1,430,906
Forrester Research [a,d]	237,700	3,888,772
MAXIMUS [a,d]	268,400	7,415,892
Perot Systems Cl. A [a]	687,700	7,812,272
Syntel [a]	210,700	3,314,311

		27,849,129

Semiconductors and Equipment - 3.1%
ESS Technology [a]	306,300	2,986,425
Entegris [a]	543,000	7,297,920
Exar Corporation [a]	425,000	6,727,750
Fairchild Semiconductor Cl. A [a,d]	274,000	3,504,460
Helix Technology	232,300	3,073,329
†Microsemi [a,d]	18,200	291,200
Semitool [a]	731,200	3,604,816

		27,485,900

36 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2003 (UNAUDITED)

ROYCE MICRO-CAP FUND

COMMON STOCKS – 89.9%
	SHARES	VALUE		SHARES	VALUE
Consumer Products – 6.7%			Investment Management - 0.2%
Apparel and Shoes - 2.4%			BKF Capital Group [a]	24,600	$537,018
Ashworth [a]	297,500	$2,109,275	U.S. Global Investors Cl. A [a]	202,000	373,700
Cutter & Buck [a]	130,000	661,700
Maxwell Shoe Company Cl. A [a]	218,800	3,150,720			910,718
Nautica Enterprises [a]	107,500	1,379,225
Oshkosh B’Gosh Cl. A	88,800	2,397,600	Other Financial Services - 0.6%
			Electro Rent [a]	228,300	2,461,074
		9,698,520
			Total (Cost $4,343,501)		4,613,792
Food/Beverage/Tobacco - 0.5%
800 JR Cigar [a,e]	151,900	1,974,700	Health – 19.4%
			Commercial Services - 5.2%
Sports and Recreation - 1.8%			BioReliance Corporation [a]	155,500	3,296,600
Arctic Cat	242,300	4,642,468	Bruker Daltonics [a,d]	667,700	3,558,841
Thor Industries	66,400	2,710,448	Compugen [a]	666,200	3,370,972
			Discovery Partners International [a]	565,900	2,512,596
		7,352,916	PAREXEL International [a]	112,600	1,570,770
			The TriZetto Group [a]	280,200	1,692,408
Other Consumer Products - 2.0%			Ventiv Health [a]	450,000	1,845,450
JAKKS Pacific [a]	285,900	3,799,611	Young Innovations [a]	99,150	2,825,775
Lazare Kaplan International [a]	143,400	831,720
Matthews International Cl. A	89,800	2,223,448			20,673,412
Meade Instruments [a]	302,700	968,640
			Drugs and Biotech - 6.8%
		7,823,419	Antigenics [a,d]	238,900	2,752,128
			Biopure Corporation Cl. A [a,d]	132,200	807,742
Total (Cost $23,222,823)		26,849,555	BioSource International [a]	351,500	2,425,350
			CIMA Labs [a]	28,900	777,121
Consumer Services – 3.4%			Durect Corporation [a]	897,900	2,163,939
Restaurants/Lodgings - 0.5%			Emisphere Technologies [a]	420,900	1,515,240
Benihana Cl. A [a]	151,735	2,002,902	Lexicon Genetics [a]	877,600	5,888,696
			Paradigm Genetics [a]	1,345,300	1,910,326
Retail Stores - 2.7%			Pharmacyclics [a]	265,200	1,257,048
Brookstone [a]	40,000	810,000	Serologicals Corporation [a]	25,000	340,750
Buckle (The) [a]	166,000	3,192,180	United Therapeutics [a]	43,100	938,718
Cato Cl. A	176,200	3,714,296	VIVUS [a]	780,000	4,009,200
†FTD Cl. A [a]	150,300	3,033,054	Zila [a]	883,300	2,540,371

		10,749,530			27,326,629

Other Consumer Services - 0.2%			Health Services - 3.9%
E-LOAN [a,d]	157,600	918,808	Curative Health Services [a]	249,400	4,239,800
			First Consulting Group [a]	532,300	2,485,841
Total (Cost $10,584,148)		13,671,240	Gene Logic [a]	434,900	2,596,353
			On Assignment [a]	325,000	1,300,000
Financial Intermediaries – 6.0%			Quovadx [a]	523,000	1,563,770
Insurance - 5.3%			SFBC International [a]	27,715	501,642
Argonaut Group [a]	211,100	2,602,863	TLC Vision [a]	566,500	2,798,510
Baldwin & Lyons Cl. B	29,750	706,563
NYMAGIC	146,900	2,976,194			15,485,916
Navigators Group [a]	112,100	3,342,822
PMA Capital Cl. A	138,700	1,743,459	Personal Care - 1.1%
PXRE Group	184,100	3,645,180	Lifeline Systems [a]	30,000	852,000
ProAssurance Corporation [a]	177,600	4,793,424	Ocular Sciences [a]	187,700	3,725,845
United Fire & Casualty Company	50,000	1,624,500
					4,577,845
		21,435,005
			Surgical Products and Devices - 2.4%
Securities Brokers - 0.5%			Aksys [a,d]	237,500	3,075,625
Sanders Morris Harris Group	209,600	1,875,920	ArthroCare [a]	50,000	838,000
			NMT Medical [a]	253,700	1,007,189
Other Financial Intermediaries - 0.2%			OrthoLogic Corporation [a]	254,900	1,169,991
Kennedy-Wilson [a]	183,900	917,661	Orthofix International [a]	10,000	327,400
			Osteotech [a]	115,900	1,575,081
Total (Cost $16,922,779)		24,228,586	Theragenics Corporation [a]	245,600	1,056,080
			Vital Signs	28,300	734,668
Financial Services – 1.1%
Insurance Brokers - 0.3%					9,784,034
CorVel [a]	34,500	1,242,000
			Total (Cost $70,961,899)		77,847,836

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 37

SCHEDULES OF INVESTMENTS
ROYCE MICRO-CAP FUND (continued)

	SHARES	VALUE		SHARES	VALUE
Industrial Products – 9.7%			Transportation and Logistics - 1.5%
Building Systems and Components - 1.2%			AirNet Systems [a,c]	567,700	$2,299,185
LSI Industries	157,000	$1,742,700	Frozen Food Express Industries [a]	220,850	697,886
Simpson Manufacturing [a]	78,400	2,869,440	Patriot Transportation Holding [a]	112,200	3,162,918

		4,612,140			6,159,989

Construction Materials - 2.0%			Total (Cost $26,436,272)		29,024,137
Gibraltar Steel	155,200	3,178,496
†Schnitzer Steel Industries Cl. A	104,000	4,588,480	Natural Resources – 11.3%
Synalloy Corporation [a]	80,700	438,201	Energy Services - 4.4%
			Carbo Ceramics	40,200	1,497,450
		8,205,177	Dril-Quip [a]	107,500	1,956,500
			Gulf Island Fabrication [a]	111,700	1,889,964
Industrial Components - 2.6%			GulfMark Offshore [a]	62,000	1,046,560
Aaon [a]	159,800	2,959,496	Input/Output [a]	787,100	4,234,598
Cable Design Technologies [a]	276,400	1,976,260	NATCO Group Cl. A [a]	343,100	2,343,373
DuraSwitch Industries [a]	344,300	705,815	TETRA Technologies [a]	164,200	4,868,530
Penn Engineering & Manufacturing	58,600	799,890
Powell Industries [a]	233,700	3,421,368			17,836,975
Woodhead Industries	55,800	698,616
			Oil and Gas - 2.3%
		10,561,445	PetroCorp [a]	465,300	5,188,095
			Prima Energy [a]	188,100	3,927,528
Machinery - 0.4%
Woodward Governor	37,648	1,618,864			9,115,623

Pumps, Valves and Bearings - 1.0%			Precious Metals and Mining - 4.6%
Denison International ADR [a,b]	148,000	2,849,000	Apex Silver Mines [a]	164,200	2,421,950
NN	55,700	705,162	Apollo Gold [a,d]	404,600	835,611
Sun Hydraulics	80,500	648,830	†Eldorado Gold [a]	1,500,000	2,611,101
			†Golden Star Resources [a,d]	1,052,800	2,779,392
		4,202,992	Hecla Mining [a]	1,008,500	4,265,955
			†Minefinders Corporation [a]	477,500	2,845,805
Textiles - 0.1%			Stillwater Mining [a]	265,000	1,362,100
Fab Industries [a]	33,600	309,120	Twin Mining [a]	1,334,500	275,611
			Wheaton River Minerals [a]	728,000	924,560
Other Industrial Products - 2.4%
BHA Group Holdings	74,346	1,472,794			18,322,085
Cubic Corporation	83,700	1,859,814
Peerless Mfg. [a,c]	156,400	1,728,220	Total (Cost $40,209,457)		45,274,683
Quixote Corporation	49,100	1,253,523
Wescast Industries Cl. A	133,100	3,311,528	Technology – 20.6%
			Aerospace/Defense - 1.9%
		9,625,879	Curtiss-Wright	35,600	2,249,920
			Ducommun [a]	204,600	2,884,860
Total (Cost $34,272,797)		39,135,617	Integral Systems [a]	133,800	2,659,944

Industrial Services – 7.2%					7,794,724
Commercial Services - 3.7%
Carlisle Holdings [a]	1,038,800	3,428,040	Components and Systems - 4.1%
Cornell Companies [a]	252,800	3,827,392	CSP [a]	100,823	324,650
Exponent [a]	244,417	3,788,464	Excel Technology [a]	161,400	3,684,762
New Horizons Worldwide [a]	243,600	1,042,608	MOCON	67,375	488,469
RCM Technologies [a]	93,700	365,430	Performance Technologies [a]	587,800	4,290,940
RemedyTemp Cl. A [a]	74,200	684,866	REMEC [a]	647,800	4,508,688
Wackenhut Corrections [a]	132,300	1,813,833	Synaptics [a]	100,000	1,346,000
			TTM Technologies [a]	411,000	1,927,590
		14,950,633
					16,571,099
Engineering and Construction - 0.1%
Keith Companies [a]	45,000	449,550	Distribution - 1.7%
			Jaco Electronics [a,c]	492,650	2,383,933
Food/Tobacco Processors - 0.5%			Richardson Electronics	525,000	4,252,500
MGP Ingredients	223,150	1,949,215
					6,636,433
Industrial Distribution - 0.2%
RTI International Metals [a]	65,000	703,950	Internet Software and Services - 1.9%
			CyberSource Corporation [a]	93,700	256,738
Printing - 1.2%			Jupitermedia Corporation [a]	457,800	1,831,200
Ennis Business Forms	156,000	2,269,800
New England Business Service	84,700	2,541,000

		4,810,800

38 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2003 (UNAUDITED)

	SHARES	VALUE		VALUE
Technology (continued)			Miscellaneous – 4.5%
Internet Software and Services (continued)			Total (Cost $14,771,259)	$18,153,571
†Overstock.com [a]	167,000	$2,423,170
Register.com [a]	225,200	1,319,672	TOTAL COMMON STOCKS
Stamps.com [a]	412,200	1,978,560	(Cost $329,684,044)	361,770,641

		7,809,340	REPURCHASE AGREEMENT – 10.3%
			State Street Bank & Trust Company,
IT Services - 1.3%			0.30% dated 6/30/03, due 7/1/03,
Analysts International [a]	273,000	680,316	maturity value $41,267,344
Answerthink [a]	863,300	1,666,169	(collateralized by U.S. Treasury Notes,
DiamondCluster International Cl. A [a]	199,000	738,290	1.75% due 12/31/04, valued at $42,092,744)
Forrester Research [a]	141,200	2,310,032	(Cost $41,267,000)	41,267,000

		5,394,807
			TOTAL INVESTMENTS – 100.2%
Semiconductors and Equipment - 2.3%			(Cost $370,951,044)	403,037,641
MIPS Technologies Cl. A [a]	707,900	1,812,224
PDF Solutions [a]	121,900	1,407,945	LIABILITIES LESS CASH AND OTHER ASSETS – (0.2)%
ParthusCeva [a]	429,900	3,503,685		(817,353)
Semitool [a]	347,400	1,712,682
SIPEX Corporation [a]	140,000	686,000	NET ASSETS – 100.0%	$402,220,288

		9,122,536

Software - 2.8%
Lightspan [a]	2,113,300	1,432,817
MapInfo [a]	112,100	816,088
PLATO Learning [a]	513,700	2,953,775
SPSS [a]	87,100	1,458,054
Transaction Systems Architects Cl. A [a]	486,600	4,359,936

		11,020,670

Telecommunication - 4.6%
Anaren [a]	371,100	3,477,207
Brooktrout [a]	145,000	1,125,490
Computer Network Technology [a]	208,500	1,688,850
ECtel [a]	185,600	1,139,584
Globecomm Systems [a]	137,200	450,016
Lightbridge [a]	61,200	536,112
PC-Tel [a]	108,000	1,280,880
PECO II [a]	96,000	60,288
Somera Communications [a]	822,500	1,200,850
SpectraLink Corporation [a]	212,200	2,096,536
Sunrise Telecom [a]	80,000	141,600
ViaSat [a]	295,300	4,234,602
Wireless Facilities [a]	100,000	1,190,000

		18,622,015

Total (Cost $87,959,109)		82,971,624

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 39

SCHEDULES OF INVESTMENTS

ROYCE TOTAL RETURN FUND

COMMON STOCKS – 86.9%
	SHARES	VALUE		SHARES	VALUE
Consumer Products – 7.0%			Restaurants/Lodgings - 1.7%
Apparel and Shoes - 1.5%			†Bob Evans Farms	388,600	$10,737,018
Brown Shoe Company	37,900	$1,129,420	CBRL Group	6,200	240,932
Jones Apparel Group [a]	201,000	5,881,260	Four Seasons Hotels	218,800	9,465,288
Oshkosh B’Gosh Cl. A	263,400	7,111,800	IHOP Corporation	100,600	3,175,942
Polo Ralph Lauren Cl. A	216,000	5,570,640	†Lone Star Steakhouse & Saloon	252,500	5,496,925
Stride Rite	158,700	1,580,652
Weyco Group	73,050	3,361,031			29,116,105
Wolverine World Wide	92,500	1,781,550
			Retail Stores - 2.2%
		26,416,353	Big Lots [a]	399,700	6,011,488
			Cato Cl. A	135,000	2,845,800
Collectibles - 0.7%			Dress Barn (The) [a]	545,700	6,914,019
Russ Berrie and Company	245,600	8,966,856	La Senza Corporation	90,000	650,562
Topps Company (The) [a]	292,500	2,512,575	Payless ShoeSource [a]	799,300	9,991,250
			†Pier 1 Imports	455,800	9,298,320
		11,479,431	Tiffany & Co.	130,000	4,248,400

Food/Beverage/Tobacco - 0.9%					39,959,839
Lancaster Colony	149,400	5,775,804
Riviana Foods	166,300	4,475,133	Total (Cost $68,445,956)		74,613,479
Tasty Baking	209,200	2,196,600
Tootsie Roll Industries	83,408	2,543,110	Financial Intermediaries – 15.6%
			Banking - 4.4%
		14,990,647	Arrow Financial	55,200	1,842,024
			BOK Financial [a]	196,971	7,597,171
Home Furnishing/Appliances - 1.6%			BancFirst Corporation	10,000	518,600
American Woodmark	4,900	228,144	Bancorp Rhode Island	66,700	1,445,389
Bassett Furniture Industries	134,400	1,784,832	Bank of Bermuda	212,700	7,442,373
Ethan Allen Interiors	177,000	6,223,320	Bank of Hawaii	181,700	6,023,355
Flexsteel Industries	200,500	3,306,245	Bank of the Ozarks	31,500	1,220,940
La-Z-Boy	461,900	10,337,322	Banknorth Group	76,900	1,962,488
Lifetime Hoan	120,568	918,728	Boston Private Financial Holdings	223,500	4,711,380
Natuzzi ADR [b]	668,400	5,360,568	Chittenden Corporation	167,500	4,581,125
			Fauquier Bankshares [d]	72,400	1,259,760
		28,159,159	First Midwest Financial	51,700	960,845
			First National Bank Alaska	970	1,455,970
Publishing - 0.5%			Mercantile Bankshares	207,200	8,159,536
Belo Corporation Cl. A	166,500	3,722,940	Oriental Financial Group	57,900	1,487,451
†Reader’s Digest Association	381,100	5,137,228	Park National	59,400	6,786,450
			Riggs National	195,000	2,967,900
		8,860,168	Sterling Bancorp	77,500	2,161,475
			Susquehanna Bancshares	293,500	6,853,225
Sports and Recreation - 0.5%			Webster Financial	25,000	945,000
Callaway Golf	301,000	3,979,220	Wilmington Trust	187,000	5,488,450
Sturm, Ruger & Co.	491,400	4,914,000
Thor Industries	5,600	228,592			75,870,907

		9,121,812	Insurance - 10.0%
			American National Insurance	132,600	11,455,712
Other Consumer Products - 1.3%			Argonaut Group [a]	265,000	3,267,450
Blyth	180,800	4,917,760	Baldwin & Lyons Cl. B	323,725	7,688,469
Burnham Corporation Cl. A	48,456	2,313,774	CNA Surety [a]	122,800	1,209,580
Matthews International Cl. A	80,200	1,985,752	Commerce Group	227,800	8,246,360
Herman Miller	227,700	4,601,817	Erie Indemnity Company Cl. A	474,500	19,573,125
Starrett (L. S.) Company Cl. A	125,400	1,623,930	Fidelity National Financial	103,312	3,177,877
Toro Company (The)	172,800	6,868,800	Financial Industries	25,000	368,500
WD-40	30,800	879,340	First American	95,000	2,503,250
			Horace Mann Educators	487,200	7,858,536
		23,191,173	IPC Holdings	113,600	3,805,600
			Independence Holding	86,280	1,821,371
Total (Cost $114,045,336)		122,218,743	LandAmerica Financial Group	4,900	232,750
			Leucadia National	104,200	3,867,904
Consumer Services – 4.2%			Markel Corporation [a]	27,200	6,963,200
Direct Marketing - 0.2%
Blair Corporation	11,000	244,200
Nu Skin Enterprises Cl. A	394,300	4,120,435

		4,364,635

Leisure/Entertainment - 0.1%
Dover Downs Gaming & Entertainment	126,800	1,172,900

40 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2003 (UNAUDITED)

	SHARES	VALUE		SHARES	VALUE
Financial Intermediaries (continued)			Health – 3.5%
Insurance (continued)			Commercial Services - 0.7%
NYMAGIC	157,800	$3,197,028	IDEXX Laboratories [a]	100,000	$3,368,000
PMA Capital Cl. A	479,689	6,029,691	Owens & Minor	435,900	9,742,365
PXRE Group	166,424	3,295,195
The Phoenix Companies [d]	527,500	4,763,325			13,110,365
Protective Life	35,000	936,250
RLI	260,700	8,577,030	Drugs and Biotech - 0.4%
Reinsurance Group of America	202,400	6,497,040	Applera Corporation - Applied Biosystems Group	346,500	6,593,895
Scottish Annuity & Life Holdings	397,700	8,037,517	Perrigo Company	63,600	994,704
Transatlantic Holdings	160,800	11,119,320
†21st Century Holding Company [d]	15,600	259,428			7,588,599
United Fire & Casualty Company	130,000	4,223,700
Unitrin	148,500	4,027,320	Health Services - 0.1%
Wesco Financial	31,830	9,930,960	Hooper Holmes	92,600	596,344
White Mountains Insurance Group [d]	18,900	7,465,500
Zenith National Insurance	505,900	14,418,150	Personal Care - 0.4%
			Alberto-Culver Cl. B	125,000	6,387,500
		174,817,138	Regis	20,000	581,000

Securities Brokers - 0.4%					6,968,500
Raymond James Financial	222,900	7,366,845
			Surgical Products and Devices - 1.9%
Other Financial Intermediaries - 0.8%			Arrow International	137,100	6,052,965
Student Loan	30,000	3,780,000	Datascope	326,400	9,690,816
†TSX Group	530,000	10,750,507	Diagnostic Products	162,500	6,670,625
			Haemonetics [a]	73,200	1,368,840
		14,530,507	Invacare	265,000	8,745,000

Total (Cost $238,409,983)		272,585,397			32,528,246

Financial Services – 6.5%			Total (Cost $54,246,009)		60,792,054
Information and Processing - 1.0%
Interactive Data [a]	367,000	6,202,300	Industrial Products – 21.8%
Investors Financial Services	160,000	4,641,600	Building Systems and Components - 1.1%
SEI Investments	175,000	5,600,000	LSI Industries	527,150	5,851,365
			Preformed Line Products Company	278,000	4,074,090
		16,443,900	Skyline Corporation	125,200	3,756,000
			Teleflex	134,000	5,701,700
Insurance Brokers - 0.7%
Aon Corporation	130,000	3,130,400			19,383,155
Crawford & Co. Cl. A	202,700	983,095
Gallagher (Arthur J.) & Company	310,800	8,453,760	Construction Materials - 2.5%
			Ameron International	219,800	7,642,446
		12,567,255	Ash Grove Cement Company	39,610	4,673,980
			Florida Rock Industries	231,400	9,552,192
Investment Management - 4.3%			Gibraltar Steel	219,700	4,499,456
Alliance Capital Management Holding L.P.	309,800	11,307,700	Nucor Corporation	153,000	7,474,050
			Schnitzer Steel Industries Cl. A	72,100	3,181,052
C.I. Fund Management	776,500	6,569,393	†Vulcan Materials	156,500	5,801,455
Federated Investors Cl. B	295,000	8,088,900
†Gabelli Asset Management Cl. A [a,d]	160,000	5,776,000			42,824,631
Investors Group	508,500	10,670,717
†Janus Capital Group	340,000	5,576,000	Industrial Components - 4.5%
Nuveen Investments Cl. A	290,000	7,899,600	AVX Corporation	832,700	9,151,373
T. Rowe Price Group	318,500	12,023,375	Bel Fuse Cl. B	240,500	5,507,450
W.P. Stewart & Co.	332,900	7,456,960	C & D Technologies	320,700	4,605,252
			CTS Corporation	120,000	1,254,000
		75,368,645	Carpenter Technology	171,000	2,667,600
			Chase Corporation	81,000	996,300
Other Financial Services - 0.5%			CLARCOR	92,000	3,546,600
Electro Rent [a]	144,300	1,555,554	Crane	259,800	5,879,274
Fremont General	16,200	221,940	Deswell Industries	392,300	7,959,375
GATX Corporation	126,400	2,066,640	Donaldson Company	226,000	10,045,700
Van der Moolen Holding ADR [b]	365,000	5,037,000	Kaydon Corporation	498,000	10,358,400
			Penn Engineering & Manufacturing	130,000	1,774,500
		8,881,134	Penn Engineering & Manufacturing Cl. A	174,200	2,114,788
			PerkinElmer	191,500	2,644,615
Total (Cost $108,183,267)		113,260,934

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 41

SCHEDULES OF INVESTMENTS

ROYCE TOTAL RETURN FUND (continued)

	SHARES	VALUE		SHARES	VALUE
Industrial Products (continued)			McGrath RentCorp	66,000	$1,764,840
Industrial Components (continued)			Myers Industries	115,240	1,094,780
Precision Castparts	194,600	$6,052,060	Quixote Corporation	246,300	6,288,039
Woodhead Industries	281,700	3,526,884	Steelcase Cl. A	415,000	4,880,400
Worthington Industries	101,800	1,364,120	Superior Industries International	72,900	3,039,930
			Superior Uniform Group	164,200	1,834,114
		79,448,291	Tennant	203,800	7,489,650
			Trinity Industries	256,400	4,745,964
Machinery - 4.2%			Wescast Industries Cl. A	88,500	2,201,880
Ampco-Pittsburgh	46,500	623,100
Federal Signal	95,000	1,669,150			68,675,839
Graco	235,000	7,520,000
IDEX Corporation	133,500	4,838,040	Total (Cost $347,564,916)		381,404,618
Keithley Instruments	20,000	289,000
Lincoln Electric Holdings	482,200	9,841,702	Industrial Services – 9.2%
Lindsay Manufacturing	162,700	3,777,894	Commercial Services - 3.2%
Minuteman International	136,800	1,285,920	ABM Industries	643,800	9,914,520
Mueller (Paul) [c]	112,700	4,564,350	Central Parking	472,100	5,835,156
Nordson Corporation	314,400	7,498,440	Hardinge	316,800	2,566,080
Oshkosh Truck	3,800	225,416	Hillenbrand Industries	100,000	5,045,000
Regal-Beloit	50,000	955,000	Kelly Services Cl. A	185,000	4,338,250
Stewart & Stevenson Services	537,300	8,462,475	Manpower	186,000	6,898,740
Tecumseh Products Company Cl. A	177,800	6,811,518	Nam Tai Electronics	85,900	3,642,160
Thomas Industries	305,300	8,258,365	Reynolds & Reynolds Cl. A	212,100	6,057,576
Woodward Governor	151,700	6,523,100	Roto-Rooter	253,400	9,664,676
			ServiceMaster	180,000	1,926,000
		73,143,470
					55,888,158
Paper and Packaging - 0.8%
AptarGroup	239,000	8,604,000	Food/Tobacco Processors - 0.8%
Sonoco Products	219,500	5,272,390	Corn Products International	64,500	1,936,935
			DIMON	361,700	2,589,772
		13,876,390	Farmer Bros.	15,000	5,089,350
			Seaboard	6,050	1,252,350
Pumps, Valves and Bearings - 1.5%			Universal	64,400	2,724,120
Baldor Electric	195,000	4,017,000
Franklin Electric	174,700	9,722,055			13,592,527
Gorman-Rupp Company	68,500	1,644,000
NN	227,600	2,881,416	Industrial Distribution - 1.5%
Roper Industries	128,000	4,761,600	Central Steel & Wire	7,765	2,911,875
Sun Hydraulics [c]	347,650	2,802,059	Grainger (W.W.)	125,600	5,873,056
			Lawson Products	214,200	5,898,854
		25,828,130	Ritchie Bros. Auctioneers [a]	288,000	11,090,880

Specialty Chemicals and Materials - 3.3%					25,774,665
Aceto	99,215	1,830,517
Albemarle Corporation	149,100	4,170,327	Printing - 1.2%
Arch Chemicals	186,500	3,562,150	Banta Corporation	212,500	6,878,625
Balchem Corporation	202,600	4,765,152	Bowne & Co.	215,000	2,801,450
Cabot Corporation	198,500	5,696,950	Champion Industries	36,700	111,201
Calgon Carbon	388,800	2,235,600	Courier Corporation	42,700	2,199,050
†Great Lakes Chemical	371,300	7,574,520	Ennis Business Forms	296,100	4,308,255
†Lubrizol Corporation	156,600	4,853,034	John H. Harland Company	50,000	1,308,000
MacDermid	375,000	9,862,500	New England Business Service	90,300	2,709,000
Park Electrochemical	30,000	598,500	Standard Register (The)	71,700	1,181,616
Quaker Chemical	198,600	4,974,930
Rayonier	186,000	6,138,000			21,497,197
Schulman (A.)	122,200	1,962,532
			Transportation and Logistics - 1.6%
		58,224,712	†Alexander & Baldwin	247,600	6,568,828
			Brink’s Company (The)	443,510	6,461,941
Other Industrial Products - 3.9%			EGL [a]	235,300	3,576,560
BHA Group Holdings	248,329	4,919,397	Interpool	158,800	2,607,496
Brady Corporation Cl. A	216,200	7,210,270	Sea Containers Cl. A [a]	312,800	3,562,792
Diebold	218,300	9,441,475	SkyWest	158,100	3,013,386
HON INDUSTRIES	227,800	6,947,900	UTI Worldwide	84,200	2,626,198
Kimball International Cl. B	437,000	6,817,200
					28,417,201

42 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2003 (UNAUDITED)

	SHARES	VALUE		SHARES	VALUE
Industrial Services (continued)			Components and Systems - 2.0%
Other Industrial Services - 0.9%			Analogic Corporation	49,900	$2,433,124
Bandag	89,100	$3,320,757	Methode Electronics Cl. A	466,000	5,009,500
Bandag Cl. A	98,500	3,457,350	Newport Corporation [a]	404,300	5,983,640
Landauer	214,500	8,972,535	Symbol Technologies	566,500	7,370,165
			Technitrol [a]	497,300	7,484,365
		15,750,642	Tektronix [a]	294,000	6,350,400

Total (Cost $145,681,457)		160,920,390			34,631,194

Natural Resources – 6.8%			Distribution - 1.3%
Energy Services - 1.8%			Arrow Electronics [a]	410,900	6,262,116
Carbo Ceramics	56,700	2,112,075	Avnet [a]	517,500	6,561,900
Helmerich & Payne	229,400	6,698,480	Pioneer-Standard Electronics	185,125	1,569,860
Lufkin Industries	140,100	3,411,435	Richardson Electronics	332,700	2,694,870
Nicor	217,100	8,056,581	Tech Data [a]	203,000	5,422,130
Tidewater	396,700	11,651,079
					22,510,876
		31,929,650
			Semiconductors and Equipment - 0.3%
Oil and Gas - 2.5%			Exar Corporation [a]	214,800	3,400,284
Berry Petroleum Company Cl. A	55,300	992,635	Helix Technology	98,200	1,299,186
†Diamond Offshore Drilling	273,100	5,732,369
EOG Resources	85,000	3,556,400			4,699,470
EnergySouth	101,950	3,343,960
Husky Energy	645,184	8,328,025	Software - 0.3%
Pengrowth Energy Trust [d]	60,000	769,800	Autodesk	324,000	5,235,840
Penn Virginia	113,500	4,880,500
PetroChina Company ADR [b,d]	202,100	6,103,420	Telecommunication - 0.3%
St. Mary Land & Exploration Company	125,000	3,412,500	Communications Systems	251,800	1,964,040
Stone Energy [a]	141,000	5,910,720	North Pittsburgh Systems	148,300	2,234,881
			SureWest Communications	53,400	1,615,350
		43,030,329
					5,814,271
Precious Metals and Mining - 0.6%
AngloGold ADR [b]	139,000	4,434,100	Total (Cost $84,203,965)		83,578,537
Gold Fields ADR [b]	122,000	1,485,960
Goldcorp	425,000	5,100,000	Utilities – 2.5%
			†CH Energy Group	120,100	5,404,500
		11,020,060	DQE	425,000	6,404,750
			El Paso Electric Company [a]	214,300	2,642,319
Real Estate - 1.9%			Hawaiian Electric Industries	261,400	11,985,190
Archstone-Smith Trust	32,000	768,000	NUI Corporation	109,000	1,691,680
Chelsea Property Group	65,000	2,620,150	†PNM Resources	204,000	5,457,000
Cousins Properties	114,000	3,180,600	SJW	50,400	4,296,600
Cresent Real Estate Equities	129,000	2,142,690	Sierra Pacific Resources [a]	143,800	854,172
Essex Property Trust	55,000	3,148,750	†TECO Energy [d]	100,000	1,199,000
Glenborough Realty Trust	32,000	612,800	†Texas Genco Holdings	189,000	4,394,250
Kimco Realty	54,400	2,061,760
PS Business Parks	60,500	2,135,650	Total (Cost $41,649,198)		44,329,461
Public Storage	68,000	2,303,160
Shurgard Storage Centers Cl. A	70,000	2,315,600	Miscellaneous – 5.0%
Sun Communities	17,800	699,540	Total (Cost $82,732,445)		87,032,737
Vornado Realty Trust	115,000	5,014,000
W.P. Carey & Co.	240,100	7,188,594
			TOTAL COMMON STOCKS
		34,191,294	(Cost $1,388,767,198)		1,520,907,683

Total (Cost $103,604,666)		120,171,333	PREFERRED STOCKS – 1.4%
			Affiliated Managers Group 6.00% Conv.	48,700	1,080,166
Technology – 4.8%			Allen Telecom 7.75% Conv.	29,800	3,486,600
Aerospace/Defense - 0.6%			†Allied Waste Industries 6.25% Conv.	41,000	2,406,700
Curtiss-Wright	70,500	4,455,600
HEICO Corporation Cl. A	196,990	1,763,061	Fleetwood Capital Trust 6.00% Conv. [a]	70,000	1,540,000
Kaman Corporation Cl. A	352,500	4,120,725
Moog Cl. A [a]	10,000	347,500	Pioneer-Standard Electronics 6.75% Conv. [c]	145,000	6,597,500

		10,686,886	Reinsurance Group of America 5.75% Conv.	94,000	5,217,000

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 43

SCHEDULES OF INVESTMENTS

ROYCE TOTAL RETURN FUND (continued)			ROYCE LOW-PRICED STOCK FUND

			COMMON STOCKS – 88.7%
	SHARES	VALUE		SHARES	VALUE
PREFERRED STOCKS (continued)			Consumer Products – 11.7%
United Fire & Casualty Company 6.375% Conv.			Apparel and Shoes - 2.3%
	83,700	$2,364,525	Nautica Enterprises [a]	1,227,800	$15,752,674
Vornado Realty Trust 6.50% Conv.	35,000	2,117,500	Polo Ralph Lauren Cl. A	350,000	9,026,500
			Stride Rite	1,593,600	15,872,256
TOTAL PREFERRED STOCKS			Wolverine World Wide	402,100	7,744,446
(Cost $18,772,219)		24,809,991
					48,395,876
	PRINCIPAL
	AMOUNT		Collectibles - 1.3%
CORPORATE BONDS – 1.5%			Enesco Group [a]	512,500	3,792,500
Allegiance Telecom 12.875%			Topps Company (The) [a,c]	2,859,900	24,566,541
Senior Note due 5/15/08	$5,470,000	1,203,400
Amkor Technology 9.25%					28,359,041
Senior Note due 2/15/08	1,000,000	1,045,000
E*TRADE Group 6.00%			Food/Beverage/Tobacco - 0.3%
Conv. Sub. Note due 2/1/07	5,000,000	4,900,000	Boston Beer Company Cl. A [a]	392,800	5,656,320
†Finisar Corporation 5.25%			800 JR Cigar [a,e]	60,700	789,100
Conv. Sub. Note due 10/15/08	1,000,000	730,000
Human Genome Sciences 5.00%					6,445,420
Conv. Sub. Note due 2/1/07	2,000,000	1,750,000
Komag 12.00% [e]			Home Furnishing/Appliances - 0.9%
Junior Note due 12/31/07	92,908	78,971	La-Z-Boy	129,100	2,889,258
Level 3 Communications 9.125% [d]			Natuzzi ADR [b]	2,118,300	16,988,766
Senior Note due 5/1/08	9,250,000	8,278,750
Level 3 Communications 0% (Step) [f]					19,878,024
Senior Note due 12/1/08	3,000,000	2,580,000
Level 3 Communications 6.00%			Sports and Recreation - 3.7%
Conv. Sub. Deb. due 9/15/09	5,000,000	3,625,000	Arctic Cat [c]	1,545,860	29,618,678
Richardson Electronics 8.25%			Callaway Golf	2,370,800	31,341,976
Conv. Sub. Deb. due 6/15/06	300,000	276,000	Monaco Coach [a]	466,150	7,146,079
Standard Commercial 7.25%			National R.V. Holdings [a]	298,140	1,544,365
Conv. Sub. Deb. due 3/31/07	500,000	503,750	Sturm, Ruger & Co.	1,041,800	10,418,000

TOTAL CORPORATE BONDS					80,069,098
(Cost $19,560,184)		24,970,871
			Other Consumer Products - 3.2%
U.S. TREASURY OBLIGATIONS – 2.7%			Concord Camera [a]	1,117,300	7,921,657
U.S. Treasury Notes			Fossil [a]	565,200	13,316,112
3.25%, due 5/31/04	25,000,000	25,512,700	4Kids Entertainment [a,c]	781,600	14,537,760
5.625%, due 2/15/06	20,000,000	22,119,540	JAKKS Pacific [a]	1,164,000	15,469,560
			Oakley [a]	1,523,600	17,932,772
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $47,049,521)		47,632,240			69,177,861

REPURCHASE AGREEMENT – 6.4%			Total (Cost $254,521,968)		252,325,320

State Street Bank & Trust Company, 0.30% dated 6/30/03, due 7/1/03, maturity value $112,444,937 (collateralized by U.S. Treasury Bonds, 8.50%-8.75% due 2/15/20-8/15/20, valued at $114,707,482)
(Cost $112,444,000)

			Consumer Services – 5.3%
			Direct Marketing - 0.7%
			Nu Skin Enterprises Cl. A	1,550,600	16,203,770

			Restaurants/Lodgings - 0.7%
		112,444,000	Prime Hospitality [a]	864,800	5,802,808
			The Steak n Shake Company [a]	443,000	6,755,750
TOTAL INVESTMENTS – 98.9%			Total Entertainment Restaurant [a]	160,400	1,467,660
(Cost $1,586,593,122)		1,730,764,785
					14,026,218
CASH AND OTHER ASSETS
LESS LIABILITIES – 1.1%		19,415,526	Retail Stores - 3.9%
			Big Lots [a]	824,700	12,403,488
NET ASSETS – 100.0%		$1,750,180,311	Brookstone [a]	51,000	1,032,750
			Buckle (The) [a]	604,800	11,630,304
			Cato Cl. A	692,500	14,597,900
			Charming Shoppes [a]	4,728,200	23,499,154
			Circuit City Stores - Circuit City Group	875,000	7,700,000
			Finish Line (The) Cl. A [a]	237,300	5,270,433
			Pier 1 Imports	341,800	6,972,720

					83,106,749

			Total (Cost $102,547,280)		113,336,737

44 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2003 (UNAUDITED)

	SHARES	VALUE		SHARES	VALUE
Financial Intermediaries – 7.5%			Albany Molecular Research [a]	696,000	$10,509,600
Insurance - 4.3%			Cross Country Healthcare [a]	591,500	7,801,885
Argonaut Group [a]	723,500	$8,920,755	Eclipsys Corporation [a]	535,100	5,586,444
CNA Surety [a]	538,100	5,300,285	Gene Logic [a,c]	1,831,400	10,933,458
NYMAGIC	384,000	7,779,840	HealthExtras [a]	167,000	1,305,940
Navigators Group [a,c]	492,100	14,674,422	MedQuist [a]	166,200	3,363,888
Ohio Casualty [a]	860,100	11,336,118	Quovadx [a,c]	1,605,800	4,801,342
PMA Capital Cl. A	872,800	10,971,096	US Oncology [a]	1,120,600	8,281,234
PXRE Group	186,400	3,690,720
The Phoenix Companies [d]	637,400	5,755,722			73,758,283
ProAssurance Corporation [a]	528,800	14,272,312
Scottish Annuity & Life Holdings	419,700	8,482,137	Personal Care - 1.1%
			Helen of Troy [a]	388,100	5,883,596
		91,183,407	Ocular Sciences [a]	816,300	16,203,555

Securities Brokers - 2.1%					22,087,151
E*TRADE Group [a]	4,393,800	37,347,300
Instinet Group [a]	1,559,900	7,269,134	Surgical Products and Devices - 1.0%
			Cyberonics [a]	187,100	4,024,521
		44,616,434	Medical Action Industries [a]	441,900	7,216,227
			Theragenics Corporation [a]	690,000	2,967,000
Other Financial Intermediaries - 1.1%			VISX [a]	423,900	7,354,665
†TSX Group	1,191,200	24,162,272
					21,562,413
Total (Cost $143,427,178)		159,962,113
			Total (Cost $360,538,729)		356,413,803
Financial Services – 0.8%
Information and Processing - 0.8%			Industrial Products – 4.8%
eFunds Corporation [a]	1,281,600	14,776,848	Construction Materials - 1.0%
National Processing [a]	179,400	2,884,752	Schnitzer Steel Industries Cl. A	318,900	14,069,868
			USG Corporation [a,d]	342,000	6,498,000
Total (Cost $16,809,520)		17,661,600
					20,567,868
Health – 16.6%
Commercial Services - 1.6%			Industrial Components - 1.4%
Bruker Daltonics [a]	2,158,600	11,505,338	Aaon [a]	347,500	6,435,700
Discovery Partners International [a,c]	1,744,200	7,744,248	Cable Design Technologies [a]	1,091,100	7,801,365
PAREXEL International [a]	603,200	8,414,640	DuraSwitch Industries [a,c]	831,600	1,704,780
Quintiles Transnational [a]	505,400	7,171,626	Maverick Tube [a]	301,400	5,771,810
			Powell Industries [a]	503,000	7,363,920
		34,835,852
					29,077,575
Drugs and Biotech - 9.5%
Abgenix [a]	485,800	5,096,042	Machinery - 0.8%
Antigenics [a,d]	1,909,200	21,993,984	Cognex Corporation [a]	350,000	7,822,500
Applera Corporation - Celera Genomics Group [a]	753,400	7,775,088	Lincoln Electric Holdings	487,800	9,955,998

Biopure Corporation Cl. A [a,d]	886,600	5,417,126			17,778,498
Cell Genesys [a]	1,022,200	8,831,808
CIMA Labs [a]	323,300	8,693,537	Specialty Chemicals and Materials - 0.9%
Durect Corporation [a,d]	2,385,700	5,749,537	Albemarle Corporation	182,700	5,110,119
DUSA Pharmaceuticals [a,c]	1,200,800	3,014,008	Schulman (A.)	913,100	14,664,386
Endo Pharmaceuticals Holdings [a]	1,884,000	31,877,280
Exelixis [a]	455,100	3,158,394			19,774,505
Human Genome Sciences [a]	597,800	7,604,016
Lexicon Genetics [a,c]	3,623,800	24,315,698	Textiles - 0.4%
Maxygen [a]	799,600	8,771,612	Unifi [a]	1,268,600	7,865,320
Perrigo Company	2,360,300	36,915,092
Seattle Genetics [a]	1,472,000	7,580,800	Other Industrial Products - 0.3%
United Therapeutics [a]	149,400	3,253,932	Steelcase Cl. A	615,500	7,238,280
VIVUS [a,c]	2,747,500	14,122,150
			Total (Cost $98,837,113)		102,302,046
		204,170,104
			Industrial Services – 5.1%
Health Services - 3.4%			Commercial Services - 2.7%
†AMN Healthcare Services [a,d]	1,217,400	15,460,980	Covance [a]	968,200	17,524,420
aaiPharma [a,d]	287,400	5,713,512	Exponent [a]	75,000	1,162,500
			Labor Ready [a]	426,700	3,059,439
			PDI [a]	323,900	3,290,824
			RemedyTemp Cl. A [a]	275,600	2,543,788
			Spherion Corporation [a]	919,000	6,387,050

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 45

SCHEDULES OF INVESTMENTS

ROYCE LOW-PRICED STOCK FUND (continued)

	SHARES	VALUE		SHARES	VALUE
Industrial Services (continued)			REMEC [a,c]	3,555,200	$24,744,192
Commercial Services (continued)			Symbol Technologies	447,900	5,827,179
Wackenhut Corrections [a]	392,700	$5,383,917	TTM Technologies [a]	1,229,400	5,765,886
West Corporation [a]	756,800	20,168,720	Technitrol [a]	408,600	6,149,430
			Tektronix [a]	612,900	13,238,640
		59,520,658
					89,288,765
Engineering and Construction - 1.6%
Dycom Industries [a]	1,393,500	22,714,050	Distribution - 0.3%
Insituform Technologies Cl. A [a]	340,100	6,012,968	Avnet [a]	519,800	6,591,064
Keith Companies [a,c]	681,200	6,805,188
			Internet Software and Services - 2.0%
		35,532,206	CryptoLogic [a]	472,200	3,532,056
			Jupitermedia Corporation [a,c]	2,027,100	8,108,400
Printing - 0.7%			†Overstock.com [a,c,d]	938,500	13,617,635
Ennis Business Forms	472,500	6,874,875	RealNetworks [a]	1,154,100	7,824,798
New England Business Service	251,400	7,542,000	Register.com [a]	1,621,400	9,501,404

		14,416,875			42,584,293

Transportation and Logistics - 0.1%			IT Services - 3.8%
Frozen Food Express Industries [a]	89,750	283,610	American Management Systems [a]	642,300	9,172,044
			Analysts International [a,c]	1,450,300	3,614,148
Total (Cost $89,872,472)		109,753,349	CIBER [a]	477,200	3,349,944
			Forrester Research [a]	523,600	8,566,096
Natural Resources – 16.2%			MAXIMUS [a]	347,900	9,612,477
Energy Services - 3.7%			Perot Systems Cl. A [a]	2,484,300	28,221,648
†Ensign Resource Service Group	1,176,100	17,523,304	Syntel [a]	1,221,300	19,211,049
Global Industries [a]	2,289,850	11,037,077
Input/Output [a,c]	3,167,800	17,042,764			81,747,406
National-Oilwell [a]	301,600	6,635,200
Oil States International [a]	938,700	11,358,270	Semiconductors and Equipment - 3.6%
Patterson-UTI Energy [a]	211,700	6,859,080	Credence Systems [a]	875,000	7,411,250
Tenaris ADR [b]	310,043	7,906,097	DSP Group [a]	76,100	1,638,433
Tesco Corporation [a]	154,800	1,486,080	ESS Technology [a]	989,600	9,648,600
			Electroglas [a,c,d]	1,132,800	1,483,968
		79,847,872	Entegris [a]	807,000	10,846,080
			Exar Corporation [a]	1,331,500	21,077,645
Oil and Gas - 2.9%			Helix Technology	421,400	5,575,122
Remington Oil & Gas [a]	743,000	13,656,340	Integrated Silicon Solution [a]	333,000	2,311,020
St. Mary Land & Exploration Company	129,600	3,538,080	Mentor Graphics [a]	176,400	2,554,272
Unit Corporation [a]	1,490,800	31,172,628	MIPS Technologies Cl. A [a,d]	1,272,500	3,257,600
Westport Resources [a]	649,200	14,769,300	ParthusCeva [a,d]	757,600	6,174,440
			Semitool [a]	1,193,800	5,885,434
		63,136,348
					77,863,864
Precious Metals and Mining - 9.6%
Agnico-Eagle Mines	1,315,600	15,260,960	Software - 1.4%
Apex Silver Mines [a]	1,740,100	25,666,475	Autodesk	280,000	4,524,800
Glamis Gold [a]	2,893,100	33,183,857	JDA Software Group [a]	173,000	1,935,870
Gold Fields ADR [b]	2,145,200	26,128,536	PLATO Learning [a,c]	846,300	4,866,225
Goldcorp	2,790,600	33,487,200	Transaction Systems Architects Cl. A [a,c]	2,025,000	18,144,000
Harmony Gold Mining ADR [b]	1,183,200	15,937,704
†Hecla Mining [a]	4,018,500	16,998,255			29,470,895
Meridian Gold [a]	2,784,900	31,998,501
Stillwater Mining [a]	1,350,900	6,943,626	Telecommunication - 2.9%
			Computer Network Technology [a]	949,900	7,694,190
		205,605,114	Globecomm Systems [a]	551,600	1,809,248
			Lightbridge [a]	450,600	3,947,256
Total (Cost $316,387,283)		348,589,334	PC-Tel [a]	530,700	6,294,102
			Plantronics [a]	342,600	7,424,142
Technology – 18.2%			Somera Communications [a,c]	2,707,900	3,953,534
Aerospace/Defense - 0.1%			ViaSat [a,c]	2,156,200	30,919,908
Integral Systems [a]	88,600	1,761,368
					62,042,380
Components and Systems - 4.1%
Adaptec [a]	970,000	7,546,600	Total (Cost $407,814,061)		391,350,035
KEMET Corporation [a]	1,164,000	11,756,400
Methode Electronics Cl. A	855,700	9,198,775
Performance Technologies [a]	85,900	627,070
Rainbow Technologies [a]	527,300	4,434,593

46 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2003 (UNAUDITED)

		ROYCE OPPORTUNITY FUND

		COMMON STOCKS – 96.5%
	VALUE		SHARES	VALUE
Miscellaneous – 2.5%		Consumer Products – 6.9%
Total (Cost $44,564,833)	$54,212,270	Apparel and Shoes - 2.0%
		Brown Shoe Company	135,800	$4,046,840
		Hartmarx Corporation [a]	1,045,500	3,126,045
TOTAL COMMON STOCKS		Tommy Hilfiger [a]	427,700	3,951,948
(Cost $1,835,320,437)	1,905,906,607	†Warnaco Group (The) [a]	501,100	6,739,795

				17,864,628
REPURCHASE AGREEMENT – 10.9%
State Street Bank & Trust Company, 0.30% dated 6/30/03, due 7/1/03, maturity value $235,059,959 (collateralized by U.S. Treasury Bonds, 8.50%-8.75% due 2/15/20-8/15/20 and U.S. Treasury Notes, 1.625% due 1/31/05, valued at $239,783,197) (Cost $235,058,000)
		Collectibles - 0.4%
		Topps Company (The) [a,d]	360,300	3,094,977

		Home Furnishing/Appliances - 1.0%
	235,058,000	Bassett Furniture Industries	123,500	1,640,080
		Bush Industries Cl. A [a]	348,900	1,046,700
TOTAL INVESTMENTS – 99.6%		Dixie Group [a,d]	480,200	1,651,888
(Cost $2,070,378,437)	2,140,964,607	Oneida	418,600	2,825,550
		Salton [a,d]	216,100	1,949,222
CASH AND OTHER ASSETS
LESS LIABILITIES – 0.4%	8,092,448			9,113,440

NET ASSETS – 100.0%	$2,149,057,055	Publishing - 0.7%
		McClatchy Company Cl. A	62,100	3,578,202
		Media General Cl. A	52,800	3,020,160

				6,598,362

		Sports and Recreation - 0.7%
		Coastcast Corporation [a]	248,600	509,630
		Fleetwood Enterprises [a,d]	563,600	4,170,640
		National R.V. Holdings [a,d]	326,800	1,692,824

				6,373,094

		Other Consumer Products - 2.1%
		Cobra Electronics [a]	298,400	2,067,912
		Cross (A. T.) & Company Cl. A [a]	307,800	1,828,332
		Movado Group	165,000	3,588,750
		Playtex Products [a]	474,200	3,044,364
		Universal Electronics [a,d]	459,200	5,822,656
		Water Pik Technologies [a]	323,300	2,512,041

				18,864,055

		Total (Cost $65,357,170)		61,908,556

		Consumer Services – 12.6%
		Direct Marketing - 0.6%
		Coldwater Creek [a,d]	286,500	3,532,545
		Nu Skin Enterprises Cl. A	141,500	1,478,675

				5,011,220

		Leisure/Entertainment - 2.7%
		Carmike Cinemas [a,d]	179,944	4,088,328
		Metro-Goldwyn-Mayer [a,d]	328,500	4,079,970
		Orient-Express Hotels Cl. A [a,d]	457,800	6,752,550
		Steinway Musical Instruments [a]	329,500	5,074,300
		Vail Resorts [a]	333,600	4,493,592

				24,488,740

		Restaurants/Lodgings - 1.7%
		Angelo and Maxie’s [a]	68,799	202,957
		Buca [a,d]	434,700	2,451,708
		Champps Entertainment [a,d]	173,600	871,472
		IHOP Corporation [d]	180,700	5,704,699
		Landry’s Restaurants	249,400	5,885,840
		Piccadilly Cafeterias [a]	418,400	288,696

				15,405,372

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 47

SCHEDULES OF INVESTMENTS

ROYCE OPPORTUNITY FUND (continued)

	SHARES	VALUE		SHARES	VALUE
Consumer Services (continued)			LabOne [a]	124,600	$2,686,376
Retail Stores - 7.5%			Tripos [a,d]	324,600	2,580,570
Bombay Company (The) [a]	345,100	$3,668,413	Viasys Healthcare [a]	164,000	3,394,800
Burlington Coat Factory Warehouse	260,700	4,666,530
†Charlotte Russe Holding [a,d]	325,500	3,359,160			13,215,846
Elder-Beerman Stores [a]	195,600	1,144,260
Gadzooks [a,d]	369,200	2,097,056	Surgical Products and Devices - 0.4%
Good Guys (The) [a]	857,100	1,277,079	†MedSource Technologies [a,d]	50,000	212,500
Goody’s Family Clothing [a]	247,700	2,142,605	New Brunswick Scientific [a]	315,474	1,492,192
InterTAN [a]	387,850	3,180,370	Palomar Medical Technologies [a]	377,200	1,795,472
†Linens ’n Things [a]	265,400	6,266,094
Loehmann’s Holdings [a]	188,000	2,586,880			3,500,164
Longs Drug Stores	278,500	4,623,100
REX Stores [a,d]	435,400	5,272,694	Total (Cost $15,422,610)		24,081,931
Saks [a]	572,200	5,550,340
Tweeter Home Entertainment Group [a,d]	587,800	5,102,104	Industrial Products – 23.2%
Ultimate Electronics [a]	147,700	1,893,514	Building Systems and Components - 1.1%
West Marine [a,d]	134,000	2,346,340	Champion Enterprises [a,d]	680,900	3,527,062
†Wet Seal (The) Cl. A [a,d]	368,700	3,937,716	Lennox International [d]	302,200	3,889,314
Wild Oats Markets [a,d]	434,500	4,736,050	Modtech Holdings [a]	230,301	2,116,466
Wilsons The Leather Experts [a,d]	586,900	4,231,549
					9,532,842
		68,081,854
			Construction Materials - 0.5%
Other Consumer Services - 0.1%			Foster (L.B.) Cl. A [a]	349,500	1,796,430
Cash America International	69,400	917,468	Huttig Building Products [a]	486,200	1,317,602
			Universal Stainless & Alloy Products [a]	192,200	1,262,754
Total (Cost $104,644,125)		113,904,654
					4,376,786
Diversified Investment Companies – 0.2%
Closed-End Mutual Funds - 0.2%			Industrial Components - 4.9%
New Germany Fund (The) [a]	400,000	1,972,000	American Technical Ceramics [a]	216,500	1,158,275
			BMC Industries [a]	910,000	491,400
Total (Cost $2,264,955)		1,972,000	CTS Corporation [d]	680,000	7,106,000
			Cable Design Technologies [a]	630,500	4,508,075
Financial Intermediaries – 0.9%			Carpenter Technology	357,600	5,578,560
Banking - 0.2%			Deswell Industries	269,833	5,474,642
†First Niagara Financial Group [d]	93,300	1,302,468	Gerber Scientific [a]	715,100	4,762,566
			Hawk Corporation Cl. A [a,c]	578,800	1,991,072
Insurance - 0.7%			Ladish Company [a,d]	271,400	1,796,668
Horace Mann Educators	245,000	3,951,850	Penn Engineering & Manufacturing	170,200	2,323,230
PXRE Group	127,900	2,532,420	Planar Systems [a]	286,800	5,609,808
			Timken Company (The) [d]	219,600	3,845,196
		6,484,270
					44,645,492
Total (Cost $6,749,553)		7,786,738
			Machinery - 5.2%
Financial Services – 0.1%			Baldwin Technology Company Cl. A [a]	561,200	359,168
Other Financial Services - 0.1%			DT Industries [a]	687,600	1,588,356
Fremont General [d]	80,800	1,106,960	Evans & Sutherland Computer [a]	425,300	2,415,704
			FEI Company [a,d]	258,300	4,845,708
Total (Cost $209,139)		1,106,960	GSI Lumonics [a,d]	644,100	4,341,234
			Hurco Companies [a]	250,000	587,500
Health – 2.7%			JLG Industries [d]	429,400	2,919,920
Commercial Services - 0.1%			Keithley Instruments	300,500	4,342,225
Dendrite International [a,d]	42,900	552,552	LeCroy Corporation [a,d]	407,400	3,935,484
			MTS Systems	176,000	2,594,240
Drugs and Biotech - 0.7%			Regal-Beloit	250,100	4,776,910
Columbia Laboratories [a,d]	396,900	4,465,125	Robotic Vision Systems [a]	807,800	298,886
Invitrogen Corporation [a]	61,200	2,348,244	Terex Corporation [a,d]	215,000	4,196,800
			UNOVA [a,d]	845,000	9,379,500
		6,813,369
					46,581,635
Health Services - 1.5%
†Accredo Health [a,d]	184,500	4,022,100	Paper and Packaging - 0.9%
Bioanalytical Systems [a,d]	190,000	532,000	Graphic Packaging International [a]	786,200	3,545,762
			Longview Fibre	479,800	3,934,360
			Peak International [a]	230,700	1,026,384

					8,506,506

48 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2003 (UNAUDITED)

	SHARES	VALUE		SHARES	VALUE
Industrial Products (continued)			Engineering and Construction - 0.1%
Pumps, Valves and Bearings - 2.1%			Corrpro Companies [a]	165,800	$87,874
Baldor Electric [d]	242,500	$4,995,500
CIRCOR International	327,300	5,835,759	Food/Tobacco Processors - 0.2%
Flowserve Corporation [a,d]	256,500	5,045,355	Galaxy Nutritional Foods [a]	558,600	1,575,252
Gardner Denver [a]	159,000	3,253,140
			Printing - 0.7%
		19,129,754	Bowne & Co.	460,000	5,993,800

Specialty Chemicals and Materials - 6.0%			Transportation and Logistics - 3.2%
Albemarle Corporation	125,500	3,510,235	Alaska Air Group [a,d]	204,800	4,392,960
Applied Extrusion Technologies [a]	594,600	1,438,932	Arkansas Best	243,300	5,788,107
Calgon Carbon [d]	650,800	3,742,100	Atlas Air Worldwide Holdings [a,d]	790,500	1,162,035
Gundle/SLT Environmental [a]	467,700	6,370,074	Celadon Group [a]	243,000	2,204,010
LESCO [a]	326,600	2,910,006	Mesa Air Group [a]	560,300	4,482,400
Lydall [a]	284,000	3,038,800	OMI Corporation [a]	508,300	3,131,128
MacDermid	255,000	6,706,500	Sea Containers Cl. A [a,d]	278,500	3,172,115
Material Sciences	304,000	2,948,800	Stelmar Shipping [a,d]	294,000	4,927,440
Park Electrochemical	296,500	5,915,175
PolyOne Corporation [a]	914,200	4,068,190			29,260,195
Quaker Chemical	200,000	5,010,000
Rogers Corporation [a,d]	139,000	4,628,700	Total (Cost $79,230,683)		93,585,620
Terra Industries [a]	811,200	867,984
Titanium Metals [a,d]	85,099	2,731,678	Natural Resources – 4.0%
			Energy Services - 0.8%
		53,887,174	GulfMark Offshore [a]	201,900	3,408,072
			Pride International [a,d]	46,800	880,776
Textiles - 0.8%			Trico Marine Services [a]	701,000	2,747,920
Phillips-Van Heusen	209,100	2,850,033
Wellman	407,300	4,561,760			7,036,768

		7,411,793	Oil and Gas - 2.6%
			Forest Oil [a,d]	204,710	5,142,315
Other Industrial Products - 1.7%			Nuevo Energy [a]	294,400	5,137,280
Fansteel [a]	294,000	20,580	Pengrowth Energy Trust [d]	288,700	3,704,021
Griffon Corporation [a]	305,490	4,887,840	Swift Energy [a,d]	443,000	4,873,000
Maxwell Technologies [a,d]	391,300	2,253,888	Westport Resources [a,d]	187,200	4,258,800
McGrath RentCorp	162,800	4,353,272
Spartan Motors	437,800	3,620,606			23,115,416

		15,136,186	Precious Metals and Mining - 0.6%
			Brush Engineered Materials [a]	312,100	2,606,035
Total (Cost $211,321,262)		209,208,168	Century Aluminum [a]	443,600	3,118,508

Industrial Services – 10.4%					5,724,543
Advertising/Publishing - 2.6%
aQuantive [a,d]	622,600	6,537,300	Total (Cost $37,943,420)		35,876,727
Harris Interactive [a]	565,800	3,728,622
Journal Register Company [a]	287,000	5,191,830	Technology – 30.7%
Modem Media Cl. A [a]	779,000	3,100,420	Aerospace/Defense - 3.0%
ValueClick [a,d]	896,700	5,407,101	Ducommun [a]	233,300	3,289,530
			Esterline Technologies [a]	275,500	4,796,455
		23,965,273	GenCorp [d]	376,500	3,347,085
			HEICO Corporation [d]	196,500	2,397,300
Commercial Services - 3.6%			Herley Industries [a,d]	102,600	1,742,148
Ag Services of America [a]	265,000	1,574,100	Hexcel Corporation [a,d]	572,600	1,832,320
Carreker Corporation [a]	582,300	2,666,934	Kaman Corporation Cl. A	249,700	2,918,993
Manufacturers Services [a,d]	786,700	3,815,495	LaBarge [a]	500,100	1,770,354
Nam Tai Electronics	130,600	5,537,440	Moog Cl. A [a]	132,000	4,587,000
†Province Healthcare Company [a,d]	443,000	4,904,010	Teledyne Technologies [a]	88,600	1,160,660
Regent Communications [a]	227,100	1,339,890
Rentrak Corporation [a]	385,700	2,634,331			27,841,845
TRC Companies [a,d]	244,600	3,610,296
Volt Information Sciences [a]	361,800	4,938,570	Components and Systems - 7.0%
Xanser Corporation [a,d]	782,400	1,682,160	†Ampex Corporation Cl. A [a,d]	68,740	232,341
			Analogic Corporation	55,000	2,681,800
		32,703,226	Ault [a,c]	344,000	732,720

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 49

SCHEDULES OF INVESTMENTS

ROYCE OPPORTUNITY FUND (continued)

	SHARES	VALUE		SHARES	VALUE
Technology (continued)			Standard Microsystems [a]	409,800	$6,216,666
Components and Systems (continued)			TriQuint Semiconductor [a]	501,000	2,084,160
Chyron Corporation [a]	693,400	$228,822	Varian Semiconductor Equipment Associates [a,d]	182,100	5,419,296
Concurrent Computer [a]	542,000	1,582,640	Veeco Instruments [a]	215,000	3,661,450
Cray [a,d]	410,800	3,245,320	Vitesse Semiconducter [a,d]	529,400	2,604,648
Del Global Technologies [a]	289,085	664,896	White Electronic Designs [a]	252,400	2,672,916
Del Global Technologies (Warrants) [a]	17,714	7,971	Xicor [a,d]	548,800	3,440,976
Digi International [a]	665,000	3,823,750
Dot Hill Systems [a,d]	474,300	6,213,330			66,762,761
Hypercom Corporation [a,d]	773,600	3,210,440
Innovex [a]	342,100	3,455,210	Software - 3.0%
Interlink Electronics [a]	479,800	2,931,578	Ansoft Corporation [a]	297,900	3,163,698
Interphase Corporation [a]	249,200	1,911,613	Aspen Technology [a,d]	878,300	4,215,840
Maxtor Corporation [a,d]	566,500	4,254,415	Bottomline Technologies [a,d]	410,000	3,308,700
Media 100 [a]	255,400	303,926	Epicor Software [a]	691,100	4,139,689
Merix Corporation [a,d]	523,900	3,992,118	Evolving Systems [a]	466,700	1,526,109
Network Equipment Technologies [a]	784,000	6,601,280	MSC.Software [a,d]	480,300	3,237,222
Pinnacle Systems [a,d]	350,900	3,754,630	MAPICS [a,d]	334,400	2,742,080
Printronix [a]	25,000	280,000	Phoenix Technologies [a,d]	364,600	2,059,990
Spectrum Control [a]	451,400	2,536,868	Rogue Wave Software [a]	169,600	486,752
TTM Technologies [a]	565,700	2,653,133	SCB Computer Technology [a]	765,900	1,225,440
Vishay Intertechnology [a,d]	505,100	6,667,320	Versant Corporation [a]	400,000	243,600
WatchGuard Technologies [a]	365,200	1,679,920
					26,349,120
		63,646,041
			Telecommunication - 7.1%
Distribution - 1.0%			Allen Telecom [a,d]	313,900	5,185,628
Avnet [a,d]	348,800	4,422,784	Arris Group [a,d]	700,600	3,474,976
Bell Industries [a]	232,700	504,959	C-COR.net [a,d]	830,300	4,068,470
Bell Microproducts [a,d]	885,100	3,779,377	Carrier Access [a]	879,600	1,917,528
			Centillium Communications [a]	475,100	4,708,241
		8,707,120	Channell Commercial [a]	247,200	1,359,600
			ClearOne Communications [a,d]	342,200	769,950
Internet Software and Services - 1.0%			Computer Network Technology [a,d]	421,700	3,415,770
ePresence [a]	761,200	1,849,716	Comtech Telecommunications [a]	137,883	3,893,816
†Inforte Corporation [a,d]	239,500	1,887,260	Forgent Networks [a]	482,500	1,307,575
Internap Network Services [a,d]	1,320,900	1,360,527	General Communication Cl. A [a]	523,200	4,530,912
iVillage [a]	671,800	1,014,418	Glenayre Technologies [a]	720,300	986,811
NetSolve [a]	345,700	2,886,595	Globecomm Systems [a]	183,500	601,880
			Harmonic [a]	820,900	3,341,063
		8,998,516	ITXC Corporation [a]	907,700	2,369,097
			MetaSolv [a,d]	759,600	1,488,816
IT Services - 1.2%			Netopia [a]	872,700	3,394,803
Computer Task Group [a]	722,300	2,051,332	Norstan [a]	398,900	1,312,381
Computer Horizons [a]	736,600	3,344,164	Powerwave Technologies [a]	717,000	4,495,590
Systems & Computer Technology [a,d]	514,400	4,629,600	Symmetricom [a]	625,400	2,751,760
Technology Solutions [a]	600,400	600,400	Westell Technologies Cl. A [a]	744,700	6,441,655
			Wireless Facilities [a]	177,300	2,109,870
		10,625,496
					63,926,192
Semiconductors and Equipment - 7.4%
ANADIGICS [a]	657,200	2,162,188	Total (Cost $247,965,480)		276,857,091
Brooks Automation [a,d]	453,300	5,140,422
California Micro Devices [a,c,d]	873,000	1,876,950	Utilities – 0.3%
Credence Systems [a]	426,600	3,613,302	Alliant Energy [d]	163,700	3,115,211
FSI International [a]	696,000	2,714,400
GlobespanVirata [a]	550,268	4,539,711	Total (Cost $2,722,155)		3,115,211
Intevac [a,d]	416,800	2,800,896
MEMC Electronic Materials [a,d]	697,300	6,833,540	Miscellaneous - 4.5%
Mentor Graphics [a]	215,800	3,124,784	Total (Cost $36,357,898)		40,259,024
Oak Technology [a,d]	458,000	2,844,180
†PLX Technology [a,d]	497,000	1,958,180	TOTAL COMMON STOCKS
Pericom Semiconductor [a]	295,000	2,743,500	(Cost $810,188,450)		869,662,680
Sigma Designs [a,d]	28,600	310,596
50 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2003 (UNAUDITED)

			ROYCE PREMIER FUND

			COMMON STOCKS – 86.5%
		VALUE		SHARES	VALUE
PREFERRED STOCK – 0.1%			Consumer Products – 9.4%
Angelo and Maxie’s 10.00% Conv.	104,043	$239,299	Apparel and Shoes - 1.3%
			Polo Ralph Lauren Cl. A	576,100	$14,857,619
TOTAL PREFERRED STOCK
(Cost $204,662)		239,299	Home Furnishing/Appliances - 0.9%
			†La-Z-Boy	430,800	9,641,304
REPURCHASE AGREEMENT – 3.5%
State Street Bank & Trust Company, 0.30% dated 6/30/03, due 7/1/03, maturity value $31,805,265 (collateralized by U.S. Treasury Notes, 1.625% due 1/31/05, valued at $32,445,913)			Sports and Recreation - 3.7%
			Callaway Golf	1,545,500	20,431,510
			†Winnebago Industries [d]	580,800	22,012,320

					42,443,830
(Cost $31,805,000)		31,805,000
			Other Consumer Products - 3.5%
TOTAL INVESTMENTS – 100.1%			†Fossil [a]	415,000	9,777,400
(Cost $842,198,112)		901,706,979	Oakley [a]	1,240,500	14,600,685
			†Yankee Candle Company [a]	665,100	15,443,622
LIABILITIES LESS CASH AND OTHER ASSETS – (0.1)%		(323,752)			39,821,707

NET ASSETS – 100.0%		$901,383,227	Total (Cost $94,664,048)		106,764,460

			Consumer Services – 4.5%
			Direct Marketing - 1.0%
			Nu Skin Enterprises Cl. A	1,130,000	11,808,500

			Retail Stores - 3.5%
			Big Lots [a]	1,882,100	28,306,784
			Charming Shoppes [a]	2,198,400	10,926,048

					39,232,832

			Total (Cost $39,578,405)		51,041,332

			Financial Intermediaries – 8.8%
			Insurance - 5.7%
			Erie Indemnity Company Cl. A	698,500	28,813,125
			Wesco Financial	27,400	8,548,800
			White Mountains Insurance Group	26,850	10,605,750
			Zenith National Insurance	599,900	17,097,150

					65,064,825

			Securities Brokers - 1.3%
			E*TRADE Group [a]	1,771,900	15,061,150

			Other Financial Intermediaries - 1.8%
			†TSX Group	977,000	19,817,444

			Total (Cost $67,770,998)		99,943,419

			Financial Services – 1.9%
			Information and Processing - 1.9%
			FactSet Research Systems	495,300	21,817,965

			Total (Cost $11,206,878)		21,817,965

			Health – 10.7%
			Commercial Services - 1.2%
			IDEXX Laboratories [a]	400,200	13,478,736

			Drugs and Biotech - 6.6%
			†Affymetrix [a]	345,000	6,799,950
			Applera Corporation - Celera Genomics Group [a]	245,100	2,529,432
			†Endo Pharmaceuticals Holdings [a]	1,138,800	19,268,496
			Human Genome Sciences [a]	642,900	8,177,688
			Invitrogen Corporation [a]	375,000	14,388,750
			Perrigo Company	1,548,900	24,224,796

					75,389,112

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 51

SCHEDULES OF INVESTMENTS

ROYCE PREMIER FUND (continued)

	SHARES	VALUE		SHARES	VALUE
Health (continued)			Technology – 17.5%
Personal Care - 1.6%			Aerospace/Defense - 1.6%
Ocular Sciences [a]	909,000	$18,043,650	Curtiss-Wright	284,400	$17,974,080

Surgical Products and Devices - 1.3%			Components and Systems - 6.0%
Haemonetics [a]	804,700	15,047,890	Adaptec [a]	918,000	7,142,040
			Dionex Corporation [a]	748,900	29,768,775
Total (Cost $105,127,105)		121,959,388	Symbol Technologies	1,325,100	17,239,551
			Zebra Technologies Cl. A a	187,700	14,113,163
Industrial Products – 12.2%
Building Systems and Components - 3.1%					68,263,529
Simpson Manufacturing [a]	978,300	35,805,780
			Distribution - 1.5%
Construction Materials - 2.8%			Arrow Electronics [a]	593,100	9,038,844
Florida Rock Industries	783,050	32,324,304	Avnet [a]	672,147	8,522,824

Machinery - 6.3%					17,561,668
Cognex Corporation [a]	671,800	15,014,730
Lincoln Electric Holdings	1,150,890	23,489,665	IT Services - 6.1%
National Instruments [a]	202,475	7,649,505	Gartner Cl. A a	1,594,800	12,088,584
Woodward Governor [c]	584,956	25,153,108	Keane [a]	862,200	11,751,786
			MAXIMUS [a]	834,200	23,048,946
		71,307,008	Perot Systems Cl. A a	1,938,100	22,016,816

Total (Cost $94,747,565)		139,437,092			68,906,132

Industrial Services – 11.4%			Semiconductors and Equipment - 1.7%
Commercial Services - 4.3%			Cabot Microelectronics [a]	389,400	19,653,018
Covance [a]	1,273,900	23,057,590
Manpower	290,000	10,756,100	Software - 0.6%
†West Corporation [a]	560,400	14,934,660	Autodesk	428,500	6,924,560

		48,748,350	Total (Cost $159,498,531)		199,282,987

Engineering and Construction - 1.4%			TOTAL COMMON STOCKS
Dycom Industries [a]	989,200	16,123,960	(Cost $764,880,973)		985,519,333

Industrial Distribution - 1.6%			REPURCHASE AGREEMENT – 13.3%
Ritchie Bros. Auctioneers [a]	467,500	18,003,425

State Street Bank & Trust Company, 0.30% dated 6/30/03, due 7/1/03, maturity value $151,975,266 (collateralized by U.S. Treasury Bonds, 8.75% due 8/15/20 and U.S. Treasury Notes, 1.625% – 3.00% due 2/29/04 - 1/31/05, valued at $155,026,945) (Cost $151,974,000)

Transportation and Logistics - 4.1%
Brink’s Company (The)	742,294	10,815,224
C. H. Robinson Worldwide	286,600	10,191,496
EGL [a]	1,229,200	18,683,840
Expeditors International of Washington	203,200	7,038,848
					151,974,000
		46,729,408
			TOTAL INVESTMENTS – 99.8%
Total (Cost $99,325,542)		129,605,143	(Cost $916,854,973)		1,137,493,333

Natural Resources – 10.1%			CASH AND OTHER ASSETS
Energy Services - 2.0%			LESS LIABILITIES – 0.2%		2,554,300
Precision Drilling [a]	596,500	22,523,840
			NET ASSETS – 100.0%		$1,140,047,633
Oil and Gas - 3.8%
Tom Brown [a]	1,006,810	27,979,250
Unit Corporation [a]	734,500	15,358,395

		43,337,645

Precious Metals and Mining - 4.3%
†Glamis Gold [a]	1,754,600	20,125,262
Goldcorp	2,473,400	29,680,800

		49,806,062

Total (Cost $92,961,901)		115,667,547

52 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2003 (UNAUDITED)

ROYCE TRUSTSHARES FUND

COMMON STOCKS – 90.5%
	SHARES	VALUE		SHARES	VALUE
Consumer Products – 7.4%			Health Services - 1.4%
Apparel and Shoes - 5.5%			First Consulting Group [a]	40,000	$186,800
Delta Apparel	80,680	$1,311,050	Gene Logic [a]	50,000	298,500
Nautica Enterprises [a]	35,300	452,899
Oshkosh B’Gosh Cl. A	3,600	97,200			485,300

		1,861,149	Personal Care - 1.3%
			Ocular Sciences [a]	22,000	436,700
Collectibles - 1.4%
The Boyds Collection [a]	103,000	485,130	Total (Cost $4,329,527)		4,459,453

Home Furnishing/Appliances - 0.5%			Industrial Products – 2.2%
Falcon Products [a]	35,000	148,050	Machinery - 2.2%
			Lincoln Electric Holdings	28,900	589,849
Total (Cost $1,811,662)		2,494,329	PAXAR Corporation [a]	15,000	165,000

Consumer Services – 1.3%			Total (Cost $777,196)		754,849
Other Consumer Services - 1.3%
Sotheby’s Holdings Cl. A a	60,000	446,400	Industrial Services – 15.2%
			Commercial Services - 7.5%
Total (Cost $531,000)		446,400	†ABM Industries	10,000	154,000
			Convergys Corporation [a]	15,000	240,000
Financial Intermediaries – 7.7%			Covance [a]	18,000	325,800
Insurance - 5.5%			iGATE Corporation [a]	139,900	485,453
Erie Indemnity Company Cl. A	15,000	618,750	Kforce [a]	112,500	543,375
Horace Mann Educators	25,000	403,250	†MPS Group [a]	40,000	275,200
PMA Capital Cl. A	21,000	263,970	Manpower	10,000	370,900
Zenith National Insurance	20,000	570,000	New Horizons Worldwide [a]	31,000	132,680

		1,855,970			2,527,408

Securities Brokers - 2.2%			Industrial Distribution - 3.3%
E*TRADE Group [a]	86,700	736,950	Ritchie Bros. Auctioneers [a]	29,000	1,116,790

Total (Cost $1,735,829)		2,592,920	Transportation and Logistics - 4.4%
			Brink’s Company (The)	35,570	518,255
Financial Services – 6.8%			EGL [a]	30,000	456,000
Information and Processing - 2.7%			UTI Worldwide	16,700	520,873
FactSet Research Systems	5,800	255,490
SEI Investments	20,000	640,000			1,495,128

		895,490	Total (Cost $4,311,888)		5,139,326

Investment Management - 3.6%			Natural Resources – 3.4%
Alliance Capital Management Holding L.P.			Energy Services - 1.4%
	20,000	730,000	Universal Compression Holdings [a]	22,000	458,920
Neuberger Berman	12,500	498,875
			Oil and Gas - 2.0%
		1,228,875	Tom Brown [a]	25,000	694,750

Other Financial Services - 0.5%			Total (Cost $1,034,616)		1,153,670
†PRG-Schultz International [a]	28,500	168,150
			Technology – 33.3%
Total (Cost $1,814,417)		2,292,515	Components and Systems - 9.1%
			Excel Technology [a]	33,000	753,390
Health – 13.2%			Kronos [a]	13,500	685,935
Commercial Services - 1.9%			Newport Corporation [a]	54,000	799,200
BioReliance Corporation [a]	12,000	254,400	Symbol Technologies	27,000	351,270
The TriZetto Group [a]	64,400	388,976	Technitrol [a]	31,900	480,095

		643,376			3,069,890

Drugs and Biotech - 8.6%			Distribution - 3.4%
Affymetrix [a]	12,000	236,520	Arrow Electronics [a]	35,000	533,400
Applera Corporation - Applied			Richardson Electronics	56,100	454,410
Biosystems Group	40,000	761,200	Tech Data [a]	5,500	146,905
Emisphere Technologies [a]	125,000	450,000
†Invitrogen Corporation [a]	4,300	164,991			1,134,715
Lexicon Genetics [a]	63,000	422,730
Perrigo Company	54,900	858,636	IT Services - 9.1%
			†BearingPoint [a]	55,000	530,750
		2,894,077	Forrester Research [a]	30,000	490,800

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 53

SCHEDULES OF INVESTMENTS

ROYCE TRUSTSHARES FUND (continued)			ROYCE SPECIAL EQUITY FUND

			COMMON STOCKS – 87.3%
	SHARES	VALUE		SHARES	VALUE
Technology (continued)			Consumer Products – 21.9%
IT Services (continued)			Apparel and Shoes - 5.0%
Gartner Cl. A a	45,000	$341,100	Hampshire Group [a]	148,200	$4,422,288
Keane [a]	40,000	545,200	Maxwell Shoe Company Cl. A a	705,700	10,162,080
MAXIMUS [a]	5,400	149,202	Oshkosh B’Gosh Cl. A	196,800	5,313,600
Perot Systems Cl. A a	55,000	624,800	Oxford Industries	103,500	4,297,320
†Syntel [a]	25,200	396,396
					24,195,288
		3,078,248
			Collectibles - 3.0%
Semiconductors and Equipment - 5.9%			Russ Berrie and Company	400,700	14,629,557
Cabot Microelectronics [a]	10,000	504,700
†Credence Systems [a]	30,000	254,100	Food/Beverage/Tobacco - 5.2%
Exar Corporation [a]	45,600	721,848	Lancaster Colony	410,000	15,850,600
Fairchild Semiconductor Cl. A a	15,000	191,850	National Beverage [a]	318,400	4,425,760
ParthusCeva [a]	41,000	334,150	Riviana Foods	187,600	5,048,316

		2,006,648			25,324,676

Software - 2.8%			Home Furnishing/Appliances - 6.0%
Autodesk	30,000	484,800	Chromcraft Revington [a]	227,300	2,813,974
†ManTech International Cl. A [a]	15,000	287,700	Ethan Allen Interiors	95,700	3,364,812
Verity [a]	15,000	189,900	Flexsteel Industries [c]	345,400	5,695,646
			Hooker Furniture	250,500	6,159,795
		962,400	National Presto Industries [c]	362,700	11,461,320

Telecommunication - 3.0%					29,495,547
Level 3 Communications [a]	135,000	896,400
Somera Communications [a]	85,000	124,100	Sports and Recreation - 1.9%
			Escalade [a]	222,900	3,613,209
		1,020,500	Winnebago Industries [d]	145,000	5,495,500

Total (Cost $9,762,526)		11,272,401			9,108,709

TOTAL COMMON STOCKS			Other Consumer Products - 0.8%
(Cost $26,108,661)		30,605,863	Koss Corporation	53,500	984,400
			Yankee Candle Company [a]	125,000	2,902,500
REPURCHASE AGREEMENT – 8.9%
State Street Bank & Trust Company, 0.30% dated 6/30/03, due 7/1/03, maturity value $3,008,025 (collateralized by U.S. Treasury Bonds, 8.50% due 2/15/20, valued at $3,069,371)					3,886,900

			Total (Cost $93,799,245)		106,640,677

			Consumer Services – 17.8%
(Cost $3,008,000)		3,008,000	Leisure/Entertainment - 0.3%
			Bowl America Cl. A	140,000	1,645,000
TOTAL INVESTMENTS – 99.4%
(Cost $29,116,661)		33,613,863	Restaurants/Lodgings - 7.7%
			Benihana Cl. A [a]	169,100	2,232,120
CASH AND OTHER ASSETS LESS LIABILITIES – 0.6%			Bob Evans Farms	602,500	16,647,075
		214,117	CEC Entertainment [a]	305,000	11,263,650
			Frisch’s Restaurants	186,800	3,362,400
NET ASSETS – 100.0%		$33,827,980	Jack in the Box [a]	175,000	3,902,500

					37,407,745

			Retail Stores - 9.8%
			Arden Group Cl. A [a]	112,000	6,608,000
			†BJ’s Wholesale Club [a]	245,000	3,689,700
			Borders Group [a]	640,000	11,270,400
			Cato Cl. A	490,000	10,329,200
			Deb Shops	312,500	5,875,000
			Dress Barn (The) [a]	310,000	3,927,700
			Syms [a]	5,200	33,436
			Talbots	200,000	5,890,000

					47,623,436

			Total (Cost $84,176,160)		86,676,181

			Financial Services – 1.1%
			Information and Processing - 1.1%
			National Processing [a]	342,000	5,499,360

			Total (Cost $5,145,357)		5,499,360

54 | THE ROYCE FUNDS SEMINNUAL REPORT 2003	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2003 (UNAUDITED)

	SHARES	VALUE		SHARES	VALUE
Health – 3.4%			Industrial Distribution - 1.5%
Health Services - 1.7%			Lawson Products	262,500	$7,228,988
AMN Healthcare Services [a]	375,000	$4,762,500
National Dentex [a,c]	180,200	3,685,270	Printing - 8.5%
			Banta Corporation	572,500	18,531,825
		8,447,770	CSS Industries	261,500	10,080,825
			Ennis Business Forms	410,000	5,965,500
Personal Care - 1.3%			New England Business Service	235,000	7,050,000
Regis	216,500	6,289,325
					41,628,150
Surgical Products and Devices - 0.4%
Utah Medical Products [a]	99,500	1,994,975	Other Industrial Services - 2.9%
			Bandag Cl. A	340,000	11,934,000
Total (Cost $16,003,504)		16,732,070	R&B a	213,400	2,272,710

Industrial Products – 21.0%					14,206,710
Building Systems and Components - 2.6%
Simpson Manufacturing [a]	150,000	5,490,000	Total (Cost $88,242,677)		96,979,539
Skyline Corporation	247,500	7,425,000
			Technology – 0.6%
		12,915,000	Aerospace/Defense - 0.6%
			Innovative Solutions and Support [a]	412,100	3,074,678
Construction Materials - 1.9%
Mueller Industries [a]	210,000	5,693,100	Total (Cost $3,004,347)		3,074,678
†Quanex Corporation	122,500	3,640,700
			Miscellaneous – 1.6%
		9,333,800	Total (Cost $7,309,254)		7,640,010

Industrial Components - 1.2%			TOTAL COMMON STOCKS
Badger Meter	11,800	303,850	(Cost $399,739,374)		425,890,100
Edelbrock Corporation	61,000	631,350
Standex International	245,000	5,145,000	REPURCHASE AGREEMENT – 13.0%
			State Street Bank & Trust Company, 0.30% dated 6/30/03, due 7/1/03, maturity value $63,256,527 (collateralized by U.S. Treasury Bonds, 6.375%-8.50% due 2/15/20-8/15/27, valued at $64,529,852)
		6,080,200

Machinery - 2.4%
Cascade Corporation	385,000	6,699,000
Woodward Governor	121,200	5,211,600	(Cost $63,256,000)		63,256,000

		11,910,600
			TOTAL INVESTMENTS – 100.3%
Pumps, Valves and Bearings - 0.8%			(Cost $462,995,374)		489,146,100
Met-Pro	255,000	3,682,200
			LIABILITIES LESS CASH AND OTHER ASSETS – (0.3)%
Specialty Chemicals and Materials - 9.6%					(1,518,283)
Hawkins	285,000	2,855,700
Lubrizol Corporation	510,000	15,804,900	NET ASSETS – 100.0%		$487,627,817
Quaker Chemical	176,000	4,408,800
Schulman (A.)	610,000	9,796,600
Schweitzer-Mauduit International	570,000	13,759,800

		46,625,800

Other Industrial Products - 2.5%
Mity Enterprises [a]	137,500	1,516,625
Strattec Security [a]	70,300	3,739,960
Superior Industries International	65,000	2,710,500
Superior Uniform Group [c]	370,000	4,132,900

		12,099,985

Total (Cost $102,058,830)		102,647,585

Industrial Services - 19.9%
Commercial Services - 0.3%
Watson Wyatt & Company Holdings Cl. A a	61,200	1,418,616

Food/Tobacco Processors - 6.7%
Farmer Bros.	36,500	12,384,085
Sanderson Farms	218,100	6,128,610
Universal	330,600	13,984,380

		32,497,075

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 55

SCHEDULES OF INVESTMENTS

ROYCE SELECT FUND

COMMON STOCKS – 87.6%
	SHARES	VALUE		SHARES	VALUE
Consumer Products – 1.1%			Industrial Products – 9.1%
Collectibles - 1.1%			Building Systems and Components - 1.8%
The Boyds Collection [a]	42,300	$199,233	Juno Lighting [a]	25,800	$345,204

Total (Cost $279,544)		199,233	Construction Materials - 2.4%
			Florida Rock Industries	10,750	443,760
Consumer Services – 2.5%
Retail Stores - 2.5%			Machinery - 0.9%
Big Lots [a]	23,000	345,920	†PAXAR Corporation [a]	15,000	165,000
Charming Shoppes [a]	25,000	124,250
			Specialty Chemicals and Materials - 2.1%
Total (Cost $429,157)		470,170	MacDermid	15,000	394,500

Financial Intermediaries – 6.7%			Other Industrial Products - 1.9%
Insurance - 5.7%			BHA Group Holdings	17,800	352,618
Erie Indemnity Company Cl. A	15,000	618,750
Montpelier Re Holdings [a]	5,200	164,320	Total (Cost $1,141,755)		1,701,082
Zenith National Insurance	10,000	285,000
			Industrial Services – 10.4%
		1,068,070	Commercial Services - 4.1%
			Covance [a]	7,500	135,750
Securities Brokers - 1.0%			iGATE Corporation [a]	73,300	254,351
E*TRADE Group [a]	22,600	192,100	†MPS Group [a]	30,000	206,400
			RemedyTemp Cl. A [a]	18,500	170,755
Total (Cost $809,129)		1,260,170
					767,256
Financial Services – 6.4%
Information and Processing - 2.1%			Industrial Distribution - 2.0%
eFunds Corporation [a]	25,000	288,250	Ritchie Bros. Auctioneers [a]	10,000	385,100
FactSet Research Systems	2,400	105,720	Transportation and Logistics - 4.3%
			Brink’s Company (The)	20,813	303,245
		393,970	EGL [a]	16,000	243,200
			UTI Worldwide	8,300	258,877
Insurance Brokers - 2.2%
Gallagher (Arthur J.) & Company	15,000	408,000			805,322

Investment Management - 1.6%			Total (Cost $1,589,160)		1,957,678
Neuberger Berman	7,500	299,325
			Natural Resources – 4.9%
Other Financial Services - 0.5%			Energy Services - 1.9%
†PRG-Schultz International [a]	17,400	102,660	Universal Compression Holdings [a]	17,000	354,620

Total (Cost $947,331)		1,203,955	Oil and Gas - 3.0%
			Tom Brown [a]	20,200	561,358
Health – 10.8%
Commercial Services - 1.1%			Total (Cost $823,148)		915,978
Bruker Daltonics [a]	39,700	211,601
			Technology – 35.7%
Drugs and Biotech - 4.2%			Components and Systems - 4.8%
Emisphere Technologies [a]	47,800	172,080	Rainbow Technologies [a]	48,700	409,567
Endo Pharmaceuticals Holdings [a]	10,000	169,200	Symbol Technologies	15,000	195,150
†Invitrogen Corporation [a]	2,500	95,925	Technitrol [a]	20,000	301,000
Perrigo Company	22,000	344,080
					905,717
		781,285
			Distribution - 4.2%
Health Services - 1.6%			Arrow Electronics [a]	17,000	259,080
First Consulting Group [a]	40,000	186,800	Richardson Electronics	24,900	201,690
Gene Logic [a]	20,000	119,400	Tech Data [a]	12,000	320,520

		306,200			781,290

Personal Care - 1.5%			IT Services - 10.2%
Ocular Sciences [a]	14,000	277,900	BearingPoint [a]	35,000	337,750
			Covansys Corporation [a]	95,000	291,650
Surgical Products and Devices - 2.4%			Gartner Cl. A [a]	58,200	441,156
Arrow International	10,000	441,500	Perot Systems Cl. A [a]	37,300	423,728
			Syntel [a]	26,400	415,272
Total (Cost $1,797,819)		2,018,486
					1,909,556

56 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2003 (UNAUDITED)

	SHARES	VALUE		VALUE
Technology (continued)			TOTAL COMMON STOCKS
Semiconductors and Equipment - 8.3%			(Cost $13,426,626)	$16,431,626
Cabot Microelectronics [a]	7,000	$353,290
†Credence Systems [a]	20,000	169,400	REPURCHASE AGREEMENT – 12.1%
Exar Corporation [a]	33,700	533,471	State Street Bank & Trust Company, 0.30% dated 6/30/03, due 7/1/03, maturity value $2,268,019 (collateralized by U.S. Treasury Bonds, 6.375% due 8/15/27, valued at $2,315,226)
Fairchild Semiconductor Cl. A [a]	13,000	166,270
PDF Solutions [a]	30,000	346,500

		1,568,931	(Cost $2,268,000)	2,268,000

Software - 6.1%
Autodesk	20,000	323,200	TOTAL INVESTMENTS – 99.7%
JDA Software Group [a]	22,000	246,180	(Cost $15,694,626)	18,699,626
†ManTech International Cl. A [a]	10,000	191,800
Verity [a]	30,000	379,800	CASH AND OTHER ASSETS LESS LIABILITIES – 0.3%
				64,209
		1,140,980
			NET ASSETS – 100.0%	$18,763,835
Telecommunication - 2.1%
Level 3 Communications [a]	60,000	398,400

Total (Cost $5,609,583)		6,704,874

a	Non-income producing.
b	American Depository Receipt.
c	At June 30, 2003, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See notes to financial statements.
d	A portion of these securities were on loan at June 30, 2003.
e	Securities for which market quotations are no longer readily available represent 0.05%, 0.49%, 0.00% and 0.04% of net assets for Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Total Return Fund and Royce Low-Priced Stock Fund, respectively. These securities have been valued at their fair value under procedures established by the Fund’s Board of Trustees.
f	Coupon rate of 0% to 12/2003; thereafter 10.50%.
†	New additions in 2003.
Bold indicates a Fund’s largest 20 equity holdings in terms of June 30, 2003 market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 57

STATEMENTS OF ASSETS AND LIABILITIES
	Pennsylvania Mutual Fund	Royce Micro-Cap Fund	Royce Total Return Fund	Royce Low-Priced Stock Fund

ASSETS:
Investments at value *	$808,824,983	$361,770,641	$1,618,320,785	$1,905,906,607
Repurchase agreements (at cost and value)	84,051,000	41,267,000	112,444,000	235,058,000
Cash	467	122	52,736	8,003,302
Collateral from brokers on securities loaned **	38,140,656	11,156,095	24,237,833	82,988,947
Receivable for investments sold	3,306,059	659,813	6,653,147	4,934,309
Receivable for capital shares sold	3,707,581	1,015,999	13,521,526	6,839,787
Receivable for dividends and interest	463,483	49,888	3,148,369	1,550,240
Prepaid expenses and other assets	3,364	1,563	3,597	8,288

Total Assets	938,497,593	415,921,121	1,778,381,993	2,245,289,480

LIABILITIES:
Payable for collateral on securities loaned	38,140,656	11,156,095	24,237,833	82,988,947
Payable for investments purchased	2,628,774	337,975	632,945	6,214,134
Payable for capital shares redeemed	541,887	1,625,618	1,463,816	4,027,110
Payable for investment advisory fees	564,718	426,910	1,386,515	2,209,319
Accrued expenses	292,726	154,235	480,573	792,915

Total Liabilities	42,168,761	13,700,833	28,201,682	96,232,425

Net Assets	$896,328,832	$402,220,288	$1,750,180,311	$2,149,057,055

ANALYSIS OF NET ASSETS:
Undistributed net investment income (loss)	$(2,571,468)	$(2,241,949)	$1,309,222	$(14,383,934)
Accumulated net realized gain (loss) on investments	27,227,538	14,903,163	16,996,391	(56,240,713)
Net unrealized appreciation on investments	182,383,481	32,086,597	144,172,952	70,587,555
Capital shares	120,893	33,594	189,358	190,468
Additional paid-in capital	689,168,388	357,438,883	1,587,512,388	2,148,903,679

Net Assets	$896,328,832	$402,220,288	$1,750,180,311	$2,149,057,055

Investment Class	$562,433,608	$312,647,118	$1,507,295,032	$2,149,057,055
Consultant Class	$332,181,128	$89,518,303	$187,640,747
Institutional Class			$11,611,102
Financial Intermediary Class	$1,714,096	$54,867	$43,633,430

SHARES OUTSTANDING:
(unlimited number of $.001 par value shares authorized for each Fund)
Investment Class	75,306,958	25,935,173	163,016,187	190,468,122
Consultant Class	45,355,934	7,654,234	20,316,463
Institutional Class			1,253,662
Financial Intermediary Class	229,652	4,556	4,771,321

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding)
Investment Class (1)	$7.47	$12.05	$9.25	$11.28
Consultant Class (2)	$7.32	$11.70	$9.24
Institutional Class (2)			$9.26
Financial Intermediary Class (2)	$7.46	$12.04	$9.14

* Investments at identified cost	$626,442,062	$329,684,044	$1,474,149,122	$1,835,320,437

** Market value of securities loaned	$36,450,288	$10,446,645	$22,704,842	$78,120,932

(1)	Offering and redemption price per share; shares redeemed within six months of purchase are subject to a 1% redemption fee, payable to the Fund.
(2)	Offering and redemption price per share.
58 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2003 (UNAUDITED)
	Royce Opportunity Fund	Royce Premier Fund	Royce TrustShares Fund	Royce Special Equity Fund	Royce Select Fund

ASSETS:
Investments at value *	$869,901,979	$985,519,333	$30,605,863	$425,890,100	$16,431,626
Repurchase agreements (at cost and value)	31,805,000	151,974,000	3,008,000	63,256,000	2,268,000
Cash	124,056	25,402	892	423	115
Collateral from brokers on securities loaned **	90,850,559	15,088,747	–	969,662	–
Receivable for investments sold	4,128,564	161,242	241,864	–	–
Receivable for capital shares sold	3,209,896	4,966,462	12,150	3,484,015	60,000
Receivable for dividends and interest	255,471	467,984	8,554	308,630	4,094
Prepaid expenses and other assets	3,542	3,935	152	801	–

Total Assets	1,000,279,067	1,158,207,105	33,877,475	493,909,631	18,763,835

LIABILITIES:
Payable for collateral on securities loaned	90,850,559	15,088,747	–	969,662	–
Payable for investments purchased	6,484,499	–	–	2,278,006	–
Payable for capital shares redeemed	628,207	1,859,907	2,200	2,524,161	–
Payable for investment advisory fees	723,616	927,953	28,014	396,015	–
Accrued expenses	208,959	282,865	19,281	113,970	–

Total Liabilities	98,895,840	18,159,472	49,495	6,281,814	–

Net Assets	$901,383,227	$1,140,047,633	$33,827,980	$487,627,817	$18,763,835

ANALYSIS OF NET ASSETS:
Undistributed net investment income (loss)	$(2,153,419)	$(2,581,588)	$(156,763)	$1,048,797	$29,388
Accumulated net realized gain (loss) on investments	(2,871,583)	7,264,566	479,652	8,414,573	1,209,402
Net unrealized appreciation on investments	59,508,500	220,639,912	4,497,202	26,150,726	3,005,001
Capital shares	98,751	106,876	3,339	31,815	109
Additional paid-in capital	846,800,978	914,617,867	29,004,550	451,981,906	14,519,935

Net Assets	$901,383,227	$1,140,047,633	$33,827,980	$487,627,817	$18,763,835

Investment Class	$796,895,339	$1,117,924,945	$27,152,766	$485,916,633	$18,763,835
Consultant Class		$276,679	$397,809	$1,711,184
Institutional Class	$58,236,475	$9,590,089
Financial Intermediary/Consultant B Class ***	$46,251,413	$12,255,920	$6,277,405

SHARES OUTSTANDING:
(unlimited number of $.001 par value shares authorized for each Fund)
Investment Class	87,282,051	104,801,207	2,653,888	31,702,893	109,017
Consultant Class		25,977	40,942	111,739
Institutional Class	6,370,339	898,858
Financial Intermediary/Consultant B Class ***	5,098,170	1,149,590	644,434

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding)
Investment Class (1)	$9.13	$10.67	$10.23	$15.33	$172.12
Consultant Class (2)		$10.65	$9.72	$15.31
Institutional Class (2)	$9.14	$10.67
Financial Intermediary/Consultant B Class (2)***	$9.07	$10.66	$9.74

*Investments at identified cost	$810,393,112	$764,880,973	$26,108,661	$399,739,374	$13,426,626

**Market value of securities loaned	$86,912,978	$14,355,004		$926,276

(1)	Offering and redemption price per share; shares redeemed within six months of purchase are subject to a 1% redemption fee, payable to the Fund (2% for Royce Select Fund and Royce TrustShares Fund within three years of purchase).
(2)	Offering and redemption price per share; redemption price per share is equal to NAV, less applicable deferred sales charge for Royce TrustShares Fund Consultant B Class.
***	Financial Intermediary Class of Royce Opportunity Fund and Royce Premier Fund; Consultant B Class of Royce TrustShares Fund.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 59

STATEMENTS OF CHANGES IN NET ASSETS
	Pennsylvania Mutual Fund		Royce Micro-Cap Fund		Royce Total Return Fund

	Six months ended June 30, 2003 (unaudited)	Year ended December 31, 2002	Six months ended June 30, 2003 (unaudited)	Year ended December 31, 2002	Six months ended June 30, 2003 (unaudited)	Year ended December 31, 2002

INVESTMENT OPERATIONS:
Net investment income (loss)	$(2,571,468)	$(3,310,939)	$(2,241,949)	$(3,988,215)	$6,780,829	$7,787,493
Net realized gain (loss) on investments	30,393,544	(2,391,742)	16,039,826	(1,026,258)	13,746,767	3,886,830
Net change in unrealized appreciation (depreciation) on investments	74,454,797	(78,281,886)	47,446,235	(64,101,910)	138,680,949	(45,579,854)

Net increase (decrease) in net assets from investment operations	102,276,873	(83,984,567)	61,244,112	(69,116,383)	159,208,545	(33,905,531)

DISTRIBUTIONS:
Net investment income
Investment Class	–	–	–	–	(5,955,133)	(6,944,474)
Consultant Class	–	–	–	–	–	(260,157)
Institutional Class					(36,522)
Financial Intermediary Class	–		–	–	(130,636)	(92,990)
Net realized gain on investments
Investment Class	–	(8,246,320)	–	(2,556,486)	–	(1,099,797)
Consultant Class	–	(4,710,675)	–	(683,947)	–	(130,629)
Institutional Class					–
Financial Intermediary Class	–		–	(14)	–	(14,307)

Total distributions	–	(12,956,995)	–	(3,240,447)	(6,122,291)	(8,542,354)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	68,505,866	141,930,796	37,902,583	230,385,653	507,409,323	660,809,788
Consultant Class	46,556,402	193,041,463	20,264,135	91,526,818	62,143,187	134,890,474
Institutional Class					10,580,840
Financial Intermediary Class	1,924,485		41,239	7,637	30,284,465	16,692,229
Distributions reinvested
Investment Class	–	7,228,852	–	2,439,291	5,417,265	7,330,406
Consultant Class	–	4,602,966	–	675,797	–	383,760
Institutional Class					36,230
Financial Intermediary Class	–		–	13	100,366	109,342
Value of shares redeemed
Investment Class	(33,965,516)	(74,038,381)	(36,488,924)	(116,375,436)	(123,818,296)	(156,348,581)
Consultant Class	(16,974,507)	(30,740,655)	(12,705,219)	(14,434,811)	(11,928,891)	(11,079,205)
Institutional Class					–
Financial Intermediary Class	(216,398)		(360)	(37)	(2,735,567)	(3,871,801)
Shareholder redemption fees
Investment Class	8,974	171,219	11,518	252,035	126,193	331,379
Consultant Class	10	–	–	–	–	–
Institutional Class					–
Financial Intermediary Class	–		–	–	–	–

Net increase in net assets from capital share transactions	65,839,316	242,196,260	9,024,972	194,476,960	477,615,115	649,247,791

NET INCREASE IN NET ASSETS	168,116,189	145,254,698	70,269,084	122,120,130	630,701,369	606,799,906
NET ASSETS:
Beginning of period	728,212,643	582,957,945	331,951,204	209,831,074	1,119,478,942	512,679,036

End of period	$896,328,832	$728,212,643	$402,220,288	$331,951,204	$1,750,180,311	$1,119,478,942

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$(2,571,468)	$–	$(2,241,949)	$–	$1,309,222	$650,684

60 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
	Royce Low-Priced Stock Fund		Royce Opportunity Fund		Royce Premier Fund

	Six months ended June 30, 2003 (unaudited)	Year ended December 31, 2002	Six months ended June 30, 2003 (unaudited)	Year ended December 31, 2002	Six months ended June 30, 2003 (unaudited)	Year ended December 31, 2002

INVESTMENT OPERATIONS:
Net investment income (loss)	$(7,463,585)	$(12,890,007)	$(2,153,419)	$(3,516,966)	$(2,581,588)	$(3,304,262)
Net realized gain (loss) on investments	(1,267,400)	(53,025,216)	12,787,289	(13,592,651)	11,260,390	(2,647,211)
Net change in unrealized appreciation (depreciation) on investments	293,325,442	(343,817,602)	157,139,043	(143,840,671)	122,343,288	(66,252,618)

Net increase (decrease) in net assets from investment operations	284,594,457	(409,732,825)	167,772,913	(160,950,288)	131,022,090	(72,204,091)

DISTRIBUTIONS:
Net investment income
Investment Class	–	–	–	–	–	–
Consultant Class					–
Institutional Class			–	–	–	–
Financial Intermediary Class			–	–	–	–
Net realized gain on investments
Investment Class	–	(3,687,012)	–	(9,411,280)	–	(29,409,611)
Consultant Class					–
Institutional Class			–	(467,602)	–	(158,075)
Financial Intermediary Class			–	(291,284)	–	(16,910)

Total distributions	–	(3,687,012)	–	(10,170,166)	–	(29,584,596)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	372,364,910	1,860,560,233	105,391,118	448,663,044	217,138,058	294,134,726
Consultant Class					276,563
Institutional Class			19,835,917	33,629,907	4,768,395	4,610,000
Financial Intermediary Class			23,798,385	14,905,124	4,281,968	7,813,797
Distributions reinvested
Investment Class	–	3,447,721	–	8,613,783	–	28,525,769
Consultant Class					–
Institutional Class			–	467,601	–	127,688
Financial Intermediary Class			–	291,477	–	16,910
Value of shares redeemed
Investment Class	(295,234,567)	(689,897,902)	(93,885,785)	(239,252,860)	(76,359,757)	(170,115,794)
Consultant Class					–
Institutional Class			(3,448,282)	(778,974)	(656,251)	–
Financial Intermediary Class			(5,281,474)	(4,445,984)	(1,107,462)	(12,428)
Shareholder redemption fees
Investment Class	159,775	1,789,106	28,364	521,502	26,871	97,106
Consultant Class					–
Institutional Class			–	–	–	–
Financial Intermediary Class			–	2,801	–	–

Net increase in net assets from capital share transactions	77,290,118	1,175,899,158	46,438,243	262,617,421	148,368,385	165,197,774

NET INCREASE IN NET ASSETS	361,884,575	762,479,321	214,211,156	91,496,967	279,390,475	63,409,087
NET ASSETS:
Beginning of period	1,787,172,480	1,024,693,159	687,172,071	595,675,104	860,657,158	797,248,071

End of period	$2,149,057,055	$1,787,172,480	$901,383,227	$687,172,071	$1,140,047,633	$860,657,158

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$(14,383,934)	$(6,920,349)	$(2,153,419)	$–	$(2,581,588)	$–

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 61

STATEMENTS OF CHANGES IN NET ASSETS
	Royce TrustShares Fund		Royce Special Equity Fund		Royce Select Fund

	Six months ended June 30, 2003 (unaudited)	Year ended December 31, 2002	Six months ended June 30, 2003 (unaudited)	Year ended December 31, 2002	Six months ended June 30, 2003 (unaudited)	Year ended December 31, 2002

INVESTMENT OPERATIONS:
Net investment income (loss)	$(156,763)	$(330,171)	$1,048,797	$557,267	$29,388	$(109,033)
Net realized gain (loss) on investments	582,332	909	7,407,887	1,061,490	1,300,450	(12,082)
Net change in unrealized appreciation on investments	3,515,980	(6,326,881)	25,126,271	91,949	1,513,714	(3,324,777)

Net increase (decrease) in net assets from investment operations	3,941,549	(6,656,143)	33,582,955	1,710,706	2,843,552	(3,445,892)

DISTRIBUTIONS:
Net investment income
Investment Class	–	–	–	(615,764)	–	–
Consultant Class	–	–	–
Consultant B Class	–	–
Net realized gain on investments
Investment Class	–	(694,420)	–	–	–	(337,212)
Consultant Class	–	(10,666)	–
Consultant B Class	–	(171,217)

Total distributions	–	(876,303)	–	(615,764)	–	(337,212)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	674,118	2,619,826	237,825,050	670,310,568	220,679	3,761,718
Consultant Class	10,854	396,200	1,708,876
Consultant B Class	56,980	318,246
Distributions reinvested
Investment Class	–	694,328	–	578,329	–	314,488
Consultant Class	–	10,666	–
Consultant B Class	–	171,217
Value of shares redeemed
Investment Class	(20,463)	(179,747)	(183,758,374)	(282,403,859)	(488,261)	(2,637,873)
Consultant Class	–	(155,990)	–
Consultant B Class	(21,543)	(400,864)
Shareholder redemption fees
Investment Class	–	–	514,663	2,102,777	4,819	20,345
Consultant Class	–	–	–
Consultant B Class	–	–

Net increase (decrease) in net assets from capital share transactions	699,946	3,473,882	56,290,215	390,587,815	(262,763)	1,458,678

NET INCREASE (DECREASE) IN NET ASSETS	4,641,495	(4,058,564)	89,873,170	391,682,757	2,580,789	(2,324,426)
NET ASSETS:
Beginning of period	29,186,485	33,245,049	397,754,647	6,071,890	16,183,046	18,507,472

End of period	$33,827,980	$29,186,485	$487,627,817	$397,754,647	$18,763,835	$16,183,046

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$(156,763)	$–	$1,048,797	$–	$29,388	$–

62 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS	SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)
	Pennsylvania Mutual Fund	Royce Micro-Cap Fund	Royce Total Return Fund	Royce Low-Priced Stock Fund

INVESTMENT INCOME:
Income:
Dividends	$2,237,400	$513,062	$13,456,846	$5,341,122
Interest	238,326	98,983	1,945,297	661,807

Total income	2,475,726	612,045	15,402,143	6,002,929

Expenses:
Investment advisory fees	2,937,063	2,511,896	6,579,086	13,556,893
Distribution fees – Investment Class	–	–	–	2,259,482
Distribution fees – Consultant Class	1,388,859	358,844	714,628	–
Distribution fees – Financial Intermediary Class	247	30	29,802	–
Shareholder servicing	265,126	145,051	677,600	1,034,834
Shareholder reports	205,009	69,851	248,533	459,555
Administrative and office facilities	57,427	25,811	88,363	139,545
Custody	85,791	54,524	137,471	142,568
Registration	23,810	24,487	56,535	25,998
Trustees’ fees	19,948	8,893	31,404	48,037
Audit	20,000	10,000	20,000	28,500
Legal	17,959	8,061	27,783	43,585
Other expenses	28,583	13,945	36,075	65,851

Total expenses	5,049,822	3,231,393	8,647,280	17,804,848
Fees waived by investment adviser and distributor	–	(321,747)	–	(4,338,334)
Expenses reimbursed by investment advisor –
Consultant Class	–	(50,413)	–
Institutional Class			(3,512)
Financial Intermediary Class	(2,628)	(5,239)	(22,454)

Net expenses	5,047,194	2,853,994	8,621,314	13,466,514

Net investment income (loss)	(2,571,468)	(2,241,949)	6,780,829	(7,463,585)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	30,393,544	16,039,826	13,746,767	(1,267,400)
Net change in unrealized appreciation (depreciation) on investments	74,454,797	47,446,235	138,680,949	293,325,442

Net realized and unrealized gain (loss) on investments	104,848,341	63,486,061	152,427,716	292,058,042

NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS	$102,276,873	$61,244,112	$159,208,545	$284,594,457

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 63

STATEMENTS OF OPERATIONS	SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)
	Royce Opportunity Fund	Royce Premier Fund	Royce TrustShares Fund	Royce Special Equity Fund	Royce Select Fund

INVESTMENT INCOME:
Income:
Dividends	$1,886,961	$2,572,290	$87,146	$3,459,651	$27,022
Interest	186,302	345,429	7,019	189,975	2,366

Total income	2,073,263	2,917,719	94,165	3,649,626	29,388

Expenses:
Investment advisory fees	3,614,111	4,705,702	148,511	2,161,053	–
Distribution fees – Investment Class	–	–	29,716	–	–
Distribution fees – Consultant Class	–	169	1,733	773	–
Distribution fees – Financial Intermediary/Consultant B Class*	43,094	10,689	27,913	–	–
Shareholder servicing	226,584	358,590	21,485	185,778	–
Shareholder reports	89,717	158,585	12,353	89,655	–
Administrative and office facilities	55,363	69,572	2,326	29,848	–
Custody	137,062	81,884	18,629	65,610	–
Registration	18,858	34,263	14,275	36,599	–
Trustees’ fees	19,172	24,296	805	10,332	–
Audit	20,000	20,000	2,000	9,000	–
Legal	17,292	21,778	1,381	9,392	–
Other expenses	29,922	34,987	2,453	10,974	–

Total expenses	4,271,175	5,520,515	283,580	2,609,014	–
Fees waived by distributor	–	–	(20,811)	–	–
Expenses reimbursed by investment advisor –
Consultant Class		(8,211)	(10,328)	(8,185)
Institutional Class	(12,535)	(5,375)
Financial Intermediary/Consultant B Class*	(31,958)	(7,622)	(1,513)

Net expenses	4,226,682	5,499,307	250,928	2,600,829	–

Net investment income (loss)	(2,153,419)	(2,581,588)	(156,763)	1,048,797	29,388

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	12,787,289	11,260,390	582,332	7,407,887	1,300,450
Net change in unrealized appreciation (depreciation) on investments	157,139,043	122,343,288	3,515,980	25,126,271	1,513,714

Net realized and unrealized gain on investments	169,926,332	133,603,678	4,098,312	32,534,158	2,814,164

NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS	$167,772,913	$131,022,090	$3,941,549	$33,582,955	$2,843,552

* Financial Intermediary Class of Royce Opportunity Fund and Royce Premier Fund; Consultant B Class of Royce TrustShares Fund.
64 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

		Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments							Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets
					Total from Investment Operations			Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Net of Fee Waivers	Prior to Fee Waivers		Portfolio Turnover Rate

	PENNSYLVANIA MUTUAL FUND – INVESTMENT CLASS
†	2003(d)	$6.59	$(0.01)	$0.89	$0.88	$—	$—	$—	$—	$7.47	13.4	%**	$562,434	0.95%*	0.95%*	(0.29)%*	18%
	2002(d)	7.39	(0.01)	(0.67)	(0.68)	—	(0.12)	(0.12)	—	6.59	(9.2)%		462,152	0.94%	0.94%	(0.13)%	33%
	2001	6.88	0.02	1.22	1.24	(0.03)	(0.70)	(0.73)	—	7.39	18.4%		445,171	0.99%	0.99%	0.24%	39%
	2000	7.28	0.05	1.19	1.24	(0.01)	(1.63)	(1.64)	—	6.88	18.4%		369,346	1.03%	1.03%	0.63%	45%
	1999	7.35	0.04	0.38	0.42	(0.04)	(0.45)	(0.49)	—	7.28	6.0%		371,055	1.04%	1.04%	0.49%	21%
	1998	7.82	0.05	0.24	0.29	(0.05)	(0.71)	(0.76)	—	7.35	4.2%		466,857	1.01%	1.01%	0.62%	29%
	PENNSYLVANIA MUTUAL FUND – CONSULTANT CLASS
†	2003(d)	$6.50	$(0.04)	$0.86	$0.82	$—	$—	$—	$—	$7.32	12.6	%**	$332,181	2.00%*	2.00%*	(1.34)%*	18%
	2002(d)	7.36	(0.08)	(0.66)	(0.74)	—	(0.12)	(0.12)	—	6.50	(10.1)%		266,061	1.97%	1.97%	(1.16)%	33%
	2001	6.87	(0.04)	1.22	1.18	—	(0.69)	(0.69)	—	7.36	17.5%		137,787	1.73%	1.97%	(0.50)%	39%
	2000	7.28	(0.01)	1.19	1.18	—	(1.59)	(1.59)	—	6.87	17.5%		128,247	1.73%	2.00%	(0.07)%	45%
	1999	7.34	(0.02)	0.39	0.37	—	(0.43)	(0.43)	—	7.28	5.3%		129,261	1.77%	2.02%	(0.24)%	21%
	1998	7.81	(0.01)	0.24	0.23	—	(0.70)	(0.70)	—	7.34	3.4%		140,042	1.74%	1.99%	(0.11)%	29%
	PENNSYLVANIA MUTUAL FUND – FINANCIAL INTERMEDIARY CLASS (a)
†	2003(d)	$7.33	$(0.00)	$0.13	$0.13	$—	$—	$—	$—	$7.46	1.8	%**	$1,714	1.09%*	3.73%*	(0.55)%*	18%
	ROYCE MICRO-CAP FUND – INVESTMENT CLASS
†	2003(d)	$10.16	$(0.06)	$1.95	$1.89	$—	$—	$—	$—	$12.05	18.6	%**	$312,647	1.49%*	1.68%*	(1.12)%*	19%
	2002(d)	11.85	(0.12)	(1.48)	(1.60)	—	(0.10)	(0.10)	0.01	10.16	(13.4)%		262,981	1.49%	1.73%	(1.05)%	31%
	2001	9.78	(0.07)	2.32	2.25	—	(0.19)	(0.19)	0.01	11.85	23.1%		203,233	1.49%	1.75%	(0.69)%	30%
	2000	9.50	(0.02)	1.58	1.56	—	(1.28)	(1.28)	—	9.78	16.7%		140,148	1.49%	1.82%	(0.22)%	71%
	1999	8.55	(0.08)	1.24	1.16	—	(0.21)	(0.21)	—	9.50	13.7%		111,806	1.49%	1.86%	(0.72)%	24%
	1998	9.40	(0.05)	(0.29)	(0.34)	(0.01)	(0.50)	(0.51)	—	8.55	(3.3)%		165,420	1.49%	1.81%	(0.57)%	56%
	ROYCE MICRO-CAP FUND – CONSULTANT CLASS (b)
†	2003(d)	$9.91	$(0.11)	$1.90	$1.79	$—	$—	$—	$—	$11.70	18.1	%**	$89,518	2.49%*	2.82%*	(2.13)%*	19%
	2002(d)	11.68	(0.22)	(1.45)	(1.67)	—	(0.10)	(0.10)	—	9.91	(14.3)%		68,963	2.49%	2.78%	(2.06)%	31%
	2001(d)	9.71	(0.18)	2.34	2.16	—	(0.19)	(0.19)	—	11.68	22.3%		6,598	2.49%	3.50%	(1.71)%	30%
	2000	9.45	(0.11)	1.55	1.44	—	(1.18)	(1.18)	—	9.71	15.5%		1,610	2.49%	3.80%	(1.27)%	71%
	1999	8.50	(0.16)	1.23	1.07	—	(0.12)	(0.12)	—	9.45	12.7%		1,163	2.49%	3.99%	(1.71)%	24%
	1998	10.58	(0.07)	(1.50)	(1.57)	(0.01)	(0.50)	(0.51)	—	8.50	(14.6	)%**	751	2.49%*	4.52%*	(1.62)%*	56%
	ROYCE MICRO-CAP FUND – FINANCIAL INTERMEDIARY CLASS (c)
†	2003(d)	$10.16	$(0.06)	$1.94	$1.88	$—	$—	$—	$—	$12.04	18.5	%**	$55	1.49%*	45.79%*	(1.13)%*	19%
	2002(d)	10.27	(0.04)	0.03	(0.01)	—	(0.10)	(0.10)	—	10.16	(0.1	)%**	7	1.49%*	17.46%*	(1.20)%*	31%

(a)	The Class commenced operations on June 2, 2003.
(b)	The Class commenced operations on May 4, 1998.
(c)	The Class commenced operations on August 20, 2002.
(d)	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
*	Annualized.
**	Not annualized.
†	Six months ended June 30, 2003 (unaudited).
THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 65

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

		Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments						Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets
					Total from Investment Operations			Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Net of Fee Waivers	Prior to Fee Waivers		Portfolio Turnover Rate

	ROYCE TOTAL RETURN FUND – INVESTMENT CLASS
†	2003(d)	$8.37	$0.04	$0.88	$0.92	$(0.04)	$—	$(0.04)	$—	$9.25	11.0%**	$1,507,295	1.19%*	1.19%*	1.15%*	19%
	2002(d)	8.59	0.08	(0.21)	(0.13)	(0.08)	(0.01)	(0.09)	—	8.37	(1.6)%	986,440	1.20%	1.20%	1.01%	22%
	2001	7.77	0.09	1.05	1.14	(0.11)	(0.21)	(0.32)	—	8.59	14.8%	509,250	1.24%	1.24%	1.14%	24%
	2000	7.15	0.16	1.18	1.34	(0.15)	(0.57)	(0.72)	—	7.77	19.4%	281,562	1.25%	1.28%	2.08%	24%
	1999	7.56	0.17	(0.07)	0.10	(0.16)	(0.35)	(0.51)	—	7.15	1.6%	248,448	1.25%	1.31%	2.32%	39%
	1998	7.52	0.15	0.20	0.35	(0.15)	(0.16)	(0.31)	—	7.56	4.8%	244,989	1.25%	1.35%	2.75%	66%
	ROYCE TOTAL RETURN FUND – CONSULTANT CLASS (a)
†	2003(d)	$8.37	$0.00	$0.87	$0.87	$—	$—	$—	$—	$9.24	10.4%**	$187,641	2.25%*	2.25%*	0.09%*	19%
	2002	8.64	—	(0.24)	(0.24)	(0.02)	(0.01)	(0.03)	—	8.37	(2.7)%	120,737	2.20%	2.25%	0.15%	22%
	2001	8.05	—	0.80	0.80	—	(0.21)	(0.21)	—	8.64	10.0%**	3,429	2.20%*	3.38%*	(0.60)%*	24%
	ROYCE TOTAL RETURN FUND – INSTITUTIONAL CLASS (b)
†	2003(d)	$7.88	$0.02	$1.39	$1.41	$(0.03)	$—	$(0.03)	$—	$9.26	17.9%**	$11,611	1.04%*	1.21%*	1.39%*	19%
	ROYCE TOTAL RETURN FUND – FINANCIAL INTERMEDIARY CLASS (c)
†	2003(d)	$8.28	$0.03	$0.87	$0.90	$(0.04)	$—	$(0.04)	$—	$9.14	10.8%**	$43,633	1.28%*	1.47%*	1.05%*	19%
	2002(d)	8.59	0.07	(0.29)	(0.22)	(0.08)	(0.01)	(0.09)	—	8.28	(2.7) %**	12,302	1.28%*	1.54%*	0.97%*	22%
	ROYCE LOW-PRICED STOCK FUND
†	2003(d)	$9.75	$(0.04)	$1.57	$1.53	$—	$—	$—	$—	$11.28	15.7%**	$2,149,057	1.49%*	1.97%*	(0.83)%*	19%
	2002(d)	11.67	(0.08)	(1.83)	(1.91)	—	(0.02)	(0.02)	0.01	9.75	(16.3)%	1,787,172	1.49%	1.97%	(0.74)%	29%
	2001(d)	9.35	(0.06)	2.39	2.33	—	(0.02)	(0.02)	0.01	11.67	25.1%	1,024,693	1.49%	2.02%	(0.54)%	31%
	2000	8.16	—	1.93	1.93	—	(0.74)	(0.74)	—	9.35	24.0%	130,855	1.49%	2.08%	0.04%	56%
	1999	6.95	(0.03)	2.03	2.00	—	(0.79)	(0.79)	—	8.16	29.8%	24,530	1.49%	2.28%	(0.49)%	103%
	1998	6.82	(0.01)	0.17	0.16	—	(0.03)	(0.03)	—	6.95	2.4%	21,174	1.49%	2.31%	(0.11)%	111%

(a)	The Class commenced operations on October 16, 2001.
(b)	The Class commenced operations on March 4, 2003.
(c)	The Class commenced operations on January 3, 2002.
(d)	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
*	Annualized.
**	Not annualized.
†	Six months ended June 30, 2003 (unaudited).
66 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

		Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments						Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets
					Total from Investment Operations			Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Net of Fee Waivers	Prior to Fee Waivers		Portfolio Turnover Rate

	ROYCE OPPORTUNITY FUND – INVESTMENT CLASS
†	2003(f)	$7.37	$(0.02)	$1.78	$1.76	$—	$—	$—	$—	$9.13	23.9%**	$796,895	1.17%*	1.17%*	(0.60)%*	24%
	2002(f)	9.01	(0.04)	(1.50)	(1.54)	—	(0.11)	(0.11)	0.01	7.37	(17.0)%	635,296	1.17%	1.17%	(0.49)%	46%
	2001	7.78	(0.01)	1.35	1.34	—	(0.11)	(0.11)	—	9.01	17.3%	577,103	1.19%	1.19%	(0.19)%	44%
	2000	7.19	—	1.40	1.40	—	(0.81)	(0.81)	—	7.78	19.9%	298,561	1.24%	1.24%	0.00%	56%
	1999	6.02	—	1.91	1.91	—	(0.74)	(0.74)	—	7.19	32.3%	60,399	1.46%	1.46%	(0.07)%	122%
	1998	5.92	(0.01)	0.29	0.28	—	(0.18)	(0.18)	—	6.02	4.9%	34,278	1.25%	1.54%	(0.16)%	120%
	ROYCE OPPORTUNITY FUND – INSTITUTIONAL CLASS (a)
†	2003 (f)	$7.38	$(0.02)	$1.78	$1.76	$—	$—	$—	$—	$9.14	23.9%**	$58,237	1.04%*	1.11%*	(0.47)%*	24%
	2002(f)	9.01	(0.03)	(1.49)	(1.52)	—	(0.11)	(0.11)	—	7.38	(16.9)%	31,897	1.04%	1.14%	(0.32)%	46%
	2001	8.71	—	0.30	0.30	—	—	—	—	9.01	3.4%**	5,173	1.04%*	1.92%*	(0.11)%*	44%
	ROYCE OPPORTUNITY FUND – FINANCIAL INTERMEDIARY CLASS (b)
†	2003(f)	$7.33	$(0.03)	$1.77	$1.74	$—	$—	$—	$—	$9.07	23.7%**	$46,251	1.29%*	1.48%*	(0.71)%*	24%
	2002(f)	8.98	(0.06)	(1.48)	(1.54)	—	(0.11)	(0.11)	—	7.33	(17.2)%	19,979	1.29%	1.50%	(0.60)%	46%
	2001	7.78	(0.04)	1.35	1.31	—	(0.11)	(0.11)	—	8.98	16.9%	13,399	1.42%	1.57%	(0.52)%	44%
	2000	8.12	(0.01)	0.47	0.46	—	(0.80)	(0.80)	—	7.78	6.0%**	1,100	1.49%*	2.24%*	(0.30)%*	56%
	ROYCE PREMIER FUND – INVESTMENT CLASS
†	2003(f)	$9.39	$(0.03)	$1.31	$1.28	$—	$—	$—	$—	$10.67	13.6%**	$1,117,925	1.17%*	1.17%*	(0.55)%*	16%
	2002(f)	10.54	(0.04)	(0.77)	(0.81)	—	(0.34)	(0.34)	—	9.39	(7.8)%	848,341	1.17%	1.17%	(0.40)%	33%
	2001	9.83	—	0.94	0.94	—	(0.23)	(0.23)	—	10.54	9.6%	797,248	1.19%	1.19%	(0.04)%	41%
	2000	9.56	0.03	1.54	1.57	(0.03)	(1.27)	(1.30)	—	9.83	17.1%	675,653	1.20%	1.20%	0.34%	40%
	1999	9.14	0.01	1.00	1.01	(0.01)	(0.58)	(0.59)	—	9.56	11.5%	567,834	1.23%	1.23%	0.11%	48%
	1998	8.70	0.05	0.53	0.58	(0.05)	(0.09)	(0.14)	—	9.14	6.7%	568,989	1.23%	1.23%	0.55%	46%
	ROYCE PREMIER FUND – CONSULTANT CLASS (c)
†	2003(f)	$10.52	$(0.01)	$0.14	$0.13	$—	$—	$—	$—	$10.65	1.2%**	$277	2.49%*	51.10%*	(1.93)%*	16%
	ROYCE PREMIER FUND – INSTITUTIONAL CLASS (d)
†	2003(f)	$9.39	$(0.02)	$1.30	$1.28	$—	$—	$—	$—	$10.67	13.6%**	$9,590	1.04%*	1.23%*	(0.42)%*	16%
	2002(f)	9.64	(0.01)	0.10	0.09	—	(0.34)	(0.34)	—	9.39	0.9%**	4,490	1.04%*	1.58%*	(0.28)%*	33%
	ROYCE PREMIER FUND – FINANCIAL INTERMEDIARY CLASS (e)
†	2003(f)	$9.39	$(0.02)	$1.29	$1.27	$—	$—	$—	$—	$10.66	13.5%**	$12,256	1.29%*	1.47%*	(0.67)%*	16%
	2002(f)	9.48	(0.02)	0.27	0.25	—	(0.34)	(0.34)	—	9.39	2.6%**	7,826	1.29%*	4.69%*	(0.62)%*	33%

(a)	The Class commenced operations on December 12, 2001.
(b)	The Class commenced operations on May 23, 2000.
(c)	The Class commenced operations on June 2, 2003.
(d)	The Class commenced operations on September 18, 2002.
(e)	The Class commenced operations on September 4, 2002.
(f)	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
*	Annualized.
**	Not annualized.
†	Six months ended June 30, 2003 (unaudited).
THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 67

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

		Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments							Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets
					Total from Investment Operations			Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Net of Fee Waivers	Prior to Fee Waivers		Portfolio Turnover Rate

	ROYCE TRUSTSHARES FUND – INVESTMENT CLASS
†	2003(e)	$9.03	$(0.04)	$1.24	$1.20	$—	$—	$—	$—	$10.23	13.3	%**	$27,153	1.49%*	1.67%*	(0.86)%*	13%
	2002(e)	11.47	(0.09)	(2.07)	(2.16)	—	(0.28)	(0.28)	—	9.03	(18.9)%		23,312	1.49%	1.63%	(0.85)%	66%
	2001	9.99	(0.08)	2.12	2.04	—	(0.56)	(0.56)	—	11.47	20.5%		26,145	1.49%	1.64%	(0.81)%	53%
	2000	10.10	(0.05)	1.19	1.14	—	(1.25)	(1.25)	—	9.99	11.7%		19,452	1.49%	1.78%	(0.59)%	90%
	1999	8.24	(0.04)	3.35	3.31	—	(1.45)	(1.45)	—	10.10	41.8%		15,474	1.49%	2.12%	(0.60)%	152%
	1998	6.91	(0.02)	1.37	1.35	—	(0.02)	(0.02)	—	8.24	19.5%		8,418	1.49%	2.45%	(0.35)%	153%
	ROYCE TRUSTSHARES FUND – CONSULTANT CLASS (a)
†	2003(e)	$8.62	$(0.08)	$1.18	$1.10	$—	$—	$—	$—	$9.72	12.8	%**	$398	2.49%*	8.45%*	(1.86)%*	13%
	2002(e)	11.08	(0.13)	(2.05)	(2.18)	—	(0.28)	(0.28)	—	8.62	(19.8)%		342	2.49%	10.36%	(1.97)%	66%
	2001	10.83	—	0.25	0.25	—	—	—	—	11.08	2.3	%**	163	2.49%*	50.08%*	(1.92)%*	53%
	ROYCE TRUSTSHARES FUND – CONSULTANT B CLASS
†	2003(e)	$8.64	$(0.08)	$1.18	$1.10	$—	$—	$—	$—	$9.74	12.7	%**	$6,277	2.49%*	2.54%*	(1.86)%*	13%
	2002(e)	11.07	(0.18)	(1.97)	(2.15)	—	(0.28)	(0.28)	—	8.64	(19.5)%		5,532	2.49%	2.55%	(1.86)%	66%
	2001	9.76	(0.17)	2.04	1.87	—	(0.56)	(0.56)	—	11.07	19.2%		6,937	2.49%	2.64%	(1.81)%	53%
	2000	9.91	(0.13)	1.14	1.01	—	(1.16)	(1.16)	—	9.76	10.6%		5,305	2.49%	2.77%	(1.59)%	90%
	1999	8.14	(0.09)	3.25	3.16	—	(1.39)	(1.39)	—	9.91	40.3%		3,469	2.49%	3.53%	(1.60)%	152%
	1998	6.88	(0.06)	1.34	1.28	—	(0.02)	(0.02)	—	8.14	18.5%		1,276	2.49%	4.70%	(1.39)%	153%
	ROYCE SPECIAL EQUITY FUND – INVESTMENT CLASS (b)
†	2003(e)	$14.24	$0.03	$1.04	$1.07	$—	$—	$—	$0.02	$15.33	7.7	%**	$485,917	1.20%*	1.20%*	0.49%*	16%
	2002(e)	12.37	0.02	1.73	1.75	(0.03)	—	(0.03)	0.15	14.24	15.3%		397,755	1.20%	1.20%	0.27%	41%
	2001	9.55	0.11	2.71	2.82	(0.11)	—	(0.11)	0.11	12.37	30.8%		6,072	1.49%	1.76%	0.87%	124%
	2000	8.31	0.12	1.23	1.35	(0.11)	—	(0.11)	—	9.55	16.3%		3,211	1.49%	2.26%	1.38%	61%
	1999	9.30	0.09	(0.98)	(0.89)	(0.10)	—	(0.10)	—	8.31	(9.6)%		2,568	1.49%	2.12%	0.96%	57%
	1998	10.00	0.02	(0.70)	(0.68)	(0.02)	—	(0.02)	—	9.30	(6.8	)%**	3,080	1.49%*	2.20%*	0.33%*	13%
	ROYCE SPECIAL EQUITY FUND – CONSULTANT CLASS (c)
†	2003(e)	$15.06	$(0.01)	$0.26	$0.25	$—	$—	$—	$—	$15.31	1.7	%**	$1,711	2.20%*	12.79%*	(1.00)%*	16%
	ROYCE SELECT FUND (d)
†	2003(e)	$146.01	$0.27	$25.80	$26.07	$—	$—	$—	$0.04	$172.12	17.9	%**	$18,764	0.00%*	0.00%*	0.17%*	17%
	2002(e)	176.97	(0.97)	(27.11)	(28.08)	—	(3.06)	(3.06)	0.18	146.01	(15.8)%		16,183	1.01%	1.01%	(0.60)%	90%
	2001	147.35	(3.13)	38.97	35.84	—	(6.26)	(6.26)	0.04	176.97	24.5%		18,507	2.72%	2.72%	(2.13)%	54%
	2000	141.04	(2.24)	22.38	20.14	—	(13.83)	(13.83)	—	147.35	15.0%		13,068	2.48%	2.48%	(1.71)%	114%
	1999	107.79	(2.84)	40.71	37.87	—	(4.62)	(4.62)	—	141.04	35.4%		9,858	4.61%	5.38%	(3.94)%	136%
	1998	100.00	0.06	7.79	7.85	(0.06)	—	(0.06)	—	107.79	7.9	%**	1,090	0.00%**	1.03%**	0.06%**	27%

(a)	The Class commenced operations on December 7, 2001.
(b)	The Fund commenced operations on May 1, 1998.
(c)	The Class commenced operations on June 2, 2003.
(d)	The Fund commenced operations on November 18, 1998.
(e)	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
*	Annualized.
**	Not annualized.
†	Six months ended June 30, 2003 (unaudited).
68 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
          Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Total Return Fund, Royce Low-Priced Stock Fund, Royce Opportunity Fund, Royce Premier Fund, Royce TrustShares Fund (formerly Royce Trust & GiftShares Fund), Royce Special Equity Fund and Royce Select Fund (the “Fund” or “Funds”), are nine series of The Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware business trust.

          Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and different expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of investments:
          Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Securities listed on an exchange or the Nasdaq National Market System (NMS) are valued at their last reported sales price or official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq NMS securities. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment transactions and related investment income:
          Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
          The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one series of the Trust are allocated equitably. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of Trustees Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distribution in accordance with the agreement.

Distributions and Taxes:
          As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.

          Royce Total Return Fund pays dividends from its net investment income quarterly and makes any distributions from net realized gains annually in December. The other Funds pay any dividends and capital gain distributions annually in December. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gains distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differs from those reflected in the accompanying financial statements.

          Pursuant to federal income tax regulations applicable to investment companies, the Funds elected to treat net capital losses realized between November 1 and December 31, 2002 (“post-October loss”) as occurring on the first day of the following tax year. Royce TrustShares Fund elected to defer to January 1, 2003 post-October losses of $130,990.

          The Funds intend to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. As of December 31, 2002, capital loss carryforwards expiring in 2010 for Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Low-Priced Stock Fund, Royce Opportunity Fund and Royce Premier Fund were $2,911,743, $425,274, $51,749,286, $10,087,669 and $2,239,010, respectively.

Repurchase agreements:
          The Funds enter into repurchase agreements with respect to portfolio securities solely with State Street Bank and Trust Company (“SSB&T”), the custodian of the Funds’ assets. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Securities lending:
           The Funds loan securities to qualified institutional investors for the purpose of realizing additional income. This income is included in interest income. Collateral on all securities loaned for the Funds is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities.

THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 69

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
CAPITAL SHARE TRANSACTIONS (IN SHARES):
	Shares sold		Shares issued for reinvestment of distributions		Shares redeemed		Net increase (decrease) in shares outstanding

	Six months ended June 30, 2003 (unaudited)	Year ended December 31, 2002	Six months ended June 30, 2003 (unaudited)	Year ended December 31, 2002	Six months ended June 30, 2003 (unaudited)	Year ended December 31, 2002	Six months ended June 30, 2003 (unaudited)	Year ended December 31, 2002

Pennsylvania Mutual Fund
Investment Class	10,275,942	19,425,339	–	1,085,424	(5,099,610)	(10,657,749)	5,176,332	9,853,014
Consultant Class	7,007,636	26,026,219	–	700,513	(2,610,047)	(4,490,197)	4,397,589	22,236,535
Financial Intermediary Class	258,543		–		(28,891)		229,652

Royce Micro-Cap Fund
Investment Class	3,563,979	19,299,707	–	236,365	(3,502,084)	(10,813,857)	61,895	8,722,215
Consultant Class	1,995,139	7,715,464	–	67,110	(1,299,606)	(1,388,596)	695,533	6,393,978
Financial Intermediary Class	3,842	747	–	1	(31)	(3)	3,811	745

Royce Total Return Fund
Investment Class	59,317,962	76,100,189	611,722	849,997	(14,788,701)	(18,327,215)	45,140,983	58,622,971
Consultant Class	7,320,497	15,321,081	–	45,414	(1,436,470)	(1,330,914)	5,884,027	14,035,581
Institutional Class	1,249,745		3,917		–		1,253,662
Financial Intermediary Class	3,600,277	1,915,125	11,427	12,863	(327,035)	(441,336)	3,284,669	1,486,652

Royce Low-Priced Stock Fund
Investment Class	37,675,000	161,930,360	–	352,157	(30,511,868)	(66,771,846)	7,163,132	95,510,671

Royce Opportunity Fund
Investment Class	13,715,324	49,959,637	–	1,142,408	(12,575,922)	(29,007,150)	1,139,402	22,094,895
Institutional Class	2,495,121	3,786,324	–	61,934	(446,630)	(100,463)	2,048,491	3,747,795
Financial Intermediary Class	3,073,273	1,752,009	–	38,863	(699,420)	(558,780)	2,373,853	1,232,092

Royce Premier Fund
Investment Class	22,484,881	28,889,708	–	2,974,624	(8,032,924)	(17,141,190)	14,451,957	14,723,142
Consultant Class	25,977		–		–		25,977
Institutional Class	483,643	464,927	–	13,315	(63,027)	–	420,616	478,242
Financial Intermediary Class	433,264	833,013	–	1,761	(117,125)	(1,323)	316,139	833,451

Royce TrustShares Fund
Investment Class	74,216	246,281	–	73,786	(2,231)	(18,537)	71,985	301,530
Consultant Class	1,285	37,819	–	1,187	–	(14,031)	1,285	24,975
Consultant B Class	6,459	32,011	–	19,003	(2,397)	(37,138)	4,062	13,876

Royce Special Equity Fund
Investment Class	16,736,364	47,513,016	–	40,728	(12,960,042)	(20,117,968)	3,776,322	27,435,776
Consultant Class	111,739		–		–		111,739

Royce Select Fund
Investment Class	1,317	21,767	–	2,071	(3,133)	(17,585)	(1,816)	6,253

70 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

INVESTMENT ADVISER AND DISTRIBUTOR:
Investment Adviser:
     Under the Trust’s investment advisory agreements with Royce & Associates, LLC (“Royce”), Royce is entitled to receive management and performance fees that are computed daily and payable monthly. Royce has contractually committed to waive its fees and reimburse expenses to the extent necessary to maintain certain Funds’ net annual operating expense ratios at specified levels through December 31, 2003.

		Committed net annual
		operating expense ratio				Six months
	Annual contractual					ended June 30, 2003
	advisory fee as a		Consultant &		Financial
	percentage of	Investment	Consultant	Institutional	Intermediary	Net advisory	Advisory
	average net assets	Class	B Class	Class	Class	fees	fees waived

Pennsylvania Mutual Fund	0.78%*	N/A	N/A	N/A	1.09%	$ 2,937,063	–
Royce Micro-Cap Fund	1.50%	1.49%	2.49%	N/A	1.49%	2,190,149	$321,747
Royce Total Return Fund	1.00%	N/A	N/A	1.04%	1.28%	6,579,086	–
Royce Low-Priced Stock Fund	1.50%	1.49%	N/A	N/A	N/A	11,478,041	2,078,852
Royce Opportunity Fund	1.00%	N/A	N/A	1.04%	1.29%	3,614,111	–
Royce Premier Fund	1.00%	N/A	2.49%	1.04%	1.29%	4,705,702	–
Royce TrustShares Fund	1.00%	1.49%	2.49%	N/A	N/A	148,511	–
Royce Special Equity Fund	1.00%	N/A	2.20%	N/A	N/A	2,161,053	–

*
Pennsylvania Mutual Fund’s fees are calculated at the annual rate of 1.0% of the first $50 million of the Fund’s average net assets, 0.875% of the next $50 million of average net assets and 0.75% of average net assets in excess of $100 million.

     Royce is entitled to receive from Royce Select Fund a performance fee of 12.5% of the Fund’s pre-fee total return, subject to high watermark accounting. Fund shares will not bear a fee for any day on which the Fund’s pre-fee cumulative total return does not exceed its pre-fee cumulative total return as of the day on which a fee was last accrued. However, Royce will not reimburse previously accrued fees because of any negative total returns occurring after their accrual. The agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest and extraordinary expenses, will be paid by Royce. For the six months ended June 30, 2003, the Fund accrued no performance fees.

Distributor: Royce Fund Services, Inc., the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce.

		Period ended June 30, 2003
	Annual contractual
	distribution fee as	Net	Distribution
	a percentage of	distribution	fees
	average net assets	fees	waived

Pennsylvania Mutual Fund – Consultant Class	1.00%	$ 1,388,859	–
Pennsylvania Mutual Fund – Financial Intermediary Class	0.25%	247	–
Royce Micro-Cap Fund – Consultant Class	1.00%	358,844	–
Royce Micro-Cap Fund – Financial Intermediary Class	0.25%	30	–
Royce Total Return Fund – Consultant Class	1.00%	714,628	–
Royce Total Return Fund – Financial Intermediary Class	0.25%	29,802	–
Royce Low-Priced Stock Fund	0.25%	–	$ 2,259,482
Royce Opportunity Fund – Financial Intermediary Class	0.25%	43,094	–
Royce Premier Fund – Consultant Class	1.00%	169	–
Royce Premier Fund – Financial Intermediary Class	0.25%	10,689	–
Royce TrustShares Fund – Investment Class	0.25%	8,905	20,811
Royce TrustShares Fund – Consultant Class	1.00%	1,733	–
Royce TrustShares Fund – Consultant B Class	1.00%	27,913	–
Royce Special Equity Fund – Consultant Class	1.00%	773	–

PURCHASES AND SALES OF INVESTMENT SECURITIES:
       For the six months ended June 30, 2003, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, were as follows:

	Purchases	Sales		Purchases	Sales

Pennsylvania Mutual Fund	$170,682,521	$124,454,698	Royce Premier Fund	$207,315,453	$133,725,832
Royce Micro-Cap Fund	60,852,476	75,482,844	Royce TrustShares Fund	6,074,045	3,513,404
Royce Total Return Fund	642,063,795	236,722,508	Royce Special Equity Fund	115,646,508	56,354,106
Royce Low-Priced Stock Fund	330,219,581	410,039,446	Royce Select Fund	2,780,839	4,391,719
Royce Opportunity Fund	205,024,034	167,745,304

THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 71

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

TAX BASIS OF INVESTMENTS:
At June 30, 2003, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:
			Gross Unrealized
		Net Unrealized
	Tax Basis Cost	Appreciation	Appreciation	Depreciation

Pennsylvania Mutual Fund	$711,018,790	$ 181,857,193	$ 215,626,516	$33,769,323
Royce Micro-Cap Fund	371,656,550	31,381,091	74,359,356	42,978,265
Royce Total Return Fund	1,587,106,605	143,658,180	192,021,034	48,362,854
Royce Low-Priced Stock Fund	2,072,999,080	67,965,527	304,580,238	236,614,711
Royce Opportunity Fund	846,643,977	55,063,002	165,401,829	110,338,827
Royce Premier Fund	918,101,789	219,391,544	234,157,728	14,766,184
Royce TrustShares Fund	29,242,420	4,371,443	6,282,432	1,910,989
Royce Special Equity Fund	463,009,576	26,136,524	34,564,239	8,427,715
Royce Select Fund	15,827,917	2,871,709	3,519,708	647,999

The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold for book and tax purposes.

TRANSACTIONS IN AFFILIATED COMPANIES:
     An “Affiliated Company,” as defined in the Investment Company Act of 1940, is a company in which a Fund owns 5% or more of the company’s outstanding voting securities. The following transactions were effected in shares of such companies for the six months ended June 30, 2003.

		Purchases		Sales
						Realized	Dividend
	Affiliated Company	Shares	Cost	Shares	Cost	Gain (Loss)	Income

Pennsylvania Mutual Fund	Weyco Group	–	–	22,200	$610,500	$547,760	$50,258
Pennsylvania Mutual Fund	Zila	–	–	110,000	140,800	184,020	–
Royce Micro-Cap Fund	AirNet Systems	250,000	$590,000	–	–	–	–
Royce Micro-Cap Fund	Jaco Electronics	–	–	–	–	–	–
Royce Micro-Cap Fund	ParthusCeva	39,200	148,880	64,800	445,495	(16,308)	–
Royce Micro-Cap Fund	Peerless Mfg.	–	–	–	–	–	–
Royce Total Return Fund	Falcon Products	–	–	590,600	4,475,256	(2,092,762)	–
Royce Total Return Fund	Mueller (Paul)	–	–	–	–	–	135,240
Royce Total Return Fund	Pioneer-Standard Electronics	20,000	178,744	–	–	–	9,908
Royce Total Return Fund	Sun Hydraulics	–	–	–	–	–	27,812
Royce Low-Priced Stock Fund	Analysts International	–	–	10,000	40,500	(19,851)	–
Royce Low-Priced Stock Fund	Antigenics	–	–	209,300	3,529,744	(554,421)	–
Royce Low-Priced Stock Fund	Arctic Cat	–	–	–	–	–	185,503
Royce Low-Priced Stock Fund	Armstrong Holdings	–	–	2,419,500	8,025,828	(6,455,378)	–
Royce Low-Priced Stock Fund	Discovery Partners International	204,300	916,549	–	–	–	–
Royce Low-Priced Stock Fund	DuraSwitch Industries	–	–	96,000	693,670	(621,220)	–
Royce Low-Priced Stock Fund	DUSA Pharmaceuticals	10,000	16,000	–	–	–	–
Royce Low-Priced Stock Fund	Electroglas	–	–	517,300	7,498,408	(6,400,512)	–
Royce Low-Priced Stock Fund	4Kids Entertainment	–	–	–	–	–	–
Royce Low-Priced Stock Fund	Gene Logic	106,400	694,010	–	–	–	–
Royce Low-Priced Stock Fund	Input/Output	75,000	330,350	–	–	–	–
Royce Low-Priced Stock Fund	Jupitermedia	–	–	42,600	492,044	(360,220)	–
Royce Low-Priced Stock Fund	The Keith Companies	–	–	–	–	–	–
Royce Low-Priced Stock Fund	Lexicon Genetics	87,900	435,791	50,000	358,197	(108,197)	–
Royce Low-Priced Stock Fund	Navigators Group	–	–	–	–	–	–
Royce Low-Priced Stock Fund	Overstock.com	938,500	11,405,577	–	–	–	–
Royce Low-Priced Stock Fund	PC-Tel	–	–	586,200	4,712,574	1,723,793	–
Royce Low-Priced Stock Fund	PLATO Learning	154,800	855,935	–	–	–	–
Royce Low-Priced Stock Fund	Quovadx	–	–	50,000	407,600	(251,607)	–
Royce Low-Priced Stock Fund	Register.com	–	–	643,500	5,937,714	(2,417,009)	–
Royce Low-Priced Stock Fund	REMEC	214,400	1,032,781	35,000	386,040	(107,852)	–
Royce Low-Priced Stock Fund	Roxio	–	–	1,322,593	7,131,023	862,011	–
Royce Low-Priced Stock Fund	Seattle Genetics	130,000	326,941	271,300	1,542,199	(199,651)	–
Royce Low-Priced Stock Fund	Somera Communications	–	–	–	–	–	–
Royce Low-Priced Stock Fund	Topps Company (The)	–	–	–	–	–	–
Royce Low-Priced Stock Fund	Transaction System Architects Cl. A	103,100	963,628	–	–	–	–
Royce Low-Priced Stock Fund	USG	100,000	567,780	2,272,200	15,970,923	14,550,737	–
Royce Low-Priced Stock Fund	ViaSat	29,000	290,542	–	–	–	–
Royce Low-Priced Stock Fund	VIVUS	–	–	600	5,010	(2,076)	–
Royce Opportunity Fund	Ault	19,000	38,173	–	–	–	–
Royce Opportunity Fund	California Micro Devices	431,900	1,424,539	–	–	–	–
Royce Opportunity Fund	Cannondale Corporation	–	–	430,800	1,589,955	(1,502,113)	–
Royce Opportunity Fund	Comtech Telecommunications	60,600	700,536	317,017	4,182,411	3,768,896	–
Royce Opportunity Fund	Hawk Corporation Cl. A	5,000	13,595	–	–	–	–
Royce Premier Fund	Woodward Governor	12,200	430,692	11,500	673,062	(240,203)	282,843
Royce Special Equity Fund	Flexsteel Industries	54,000	814,101	–	–	–	86,008
Royce Special Equity Fund	National Dentex	200	3,580	–	–	–	–
Royce Special Equity Fund	National Presto Industries	52,200	1,568,006	–	–	–	294,216
Royce Special Equity Fund	Superior Uniform Group	58,500	655,774	–	–	–	91,125

72 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003

POSTSCRIPT

VALUE BALL

            “With the first pick in the 2003 NBA draft, the Cleveland Cavaliers select LeBron James of St. Vincent-St. Mary High School.” So began another season of hope for another beleaguered franchise in the world of professional sports. LeBron is perhaps the most heralded basketball player to enter the pros since Michael Jordan. He may also be the most over-hyped. At the tender age of 18, he signed a $90 million contract with Nike before he ever played a minute of basketball beyond the high-school level. Other sports are hardly immune to the same manic thinking whereby an untried rookie is suddenly transformed into the Next Big Thing. Such is the heady bliss conjured by the magic word “potential.” Talent evaluation is, after all, an imperfect art. It is extraordinarily difficult to look at a young athlete playing at one level and determine how that same person might perform at the next.

           This is especially the case in baseball, by far the most challenging sport in which to project talent. (It also holds true for stock selection.) Yet some of the sport’s more shop-worn methods are changing and might soon be swept aside with the success of Michael Lewis’s bestseller, Moneyball, which focuses on Oakland Athletics General Manager Billy Beane. For the last several years, Beane has put together highly competitive teams with less than half the budget of a high-priced squad like the Yankees, Dodgers or Mets. One might say that he puts together teams in much the same way that we try to select stocks. He tends to gravitate toward players that many other scouts and general managers have ignored, believing in his own standards of player value as opposed to what others think will work best.

           Beane is a disciple of Bill James (no relation to LeBron), author of the occasionally maligned but obsessively studied tome The Baseball Abstract. Just as Benjamin Graham is the father of value investing, James (who first began publishing his reports in 1977) is the father of what has come to be called sabermetrics. Sabermetrics involves a combination of statistical analysis and subjective evaluation to obtain rational, objective information about a player’s abilities. For example, baseball people seldom looked at on-base-percentage (OBP), they thought mostly of a player’s batting average until Bill James. James pointed out that a player with a batting average of .275 and an OBP of .355 was more productive than one hitting .295 with an OBP of only .315 because, while he hit for a lower average, he was able to get on base more frequently by drawing walks more effectively than the latter player.

           We think that this effective measure of offensive efficiency bears comparison with Ben Graham’s notion of net net working capital. In Graham’s now-classic formulation, he looked at the worth of a company once all debts were paid. The remaining assets were what he used as the basis of a company’s valuation. In each case, a progressive thinker created a rational method of measuring value that flew in the face of conventional wisdom but that ultimately proved to be very successful. Here at Royce, we continue to use variations on Ben Graham’s method as one means of estimating company valuations.
           We see other parallels between the approach that James pioneered and our own methods of selecting securities. Like us, he is less enthralled with potential and concentrates instead on historical results. He has repeatedly questioned the validity of accepted ideas and has displayed a stubborn confidence in his work (as we did back in the ‘70s, by insisting that value investing would indeed work in the small-cap world). He has seen qualities in players that others failed to notice and pointed out that quality athletes were often not the high-paid superstars most people thought a necessary part on any winning team.

Of course, if our evaluations were as astute as his usually are, we might be using this space to discuss triple-digit mutual fund returns. Maybe we could hire him away from the Red Sox.

TheRoyceFunds

1414 AVENUE OF THE AMERICAS • NEW YORK, NY 10019

(l-r) Whitney George, Buzz Zaino, Chuck Royce,
Jack Fockler, Charlie Dreifus

WEALTH OF EXPERIENCE

With approximately $10.7 billion in total assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 25 years. Charles M. Royce, our Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. He is supported by a senior staff that includes five Portfolio Managers and a Managing Director, as well as nine analysts and five traders.

MULTIPLE FUNDS, COMMON FOCUS

Our goal is to offer both individual and institutional investors the best available small-cap value portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on small-company value investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

CONSISTENT DISCIPLINE

Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

CO-OWNERSHIP OF FUNDS

It is important that our employees and shareholders share a common financial goal; our officers, employees and their affiliates currently have approximately $48 million invested in The Royce Funds.

GENERAL INFORMATION Additional Report Copies and Prospectus Inquiries (800) 221-4268 SHAREHOLDER SERVICES (800) 841-1180 AUTOMATED TELEPHONE SERVICES (800) 78-ROYCE (787-6923)	ADVISOR SERVICES
For Fund Materials, Performance Updates,
Transactions or Account Inquiries
(800) 33-ROYCE (337-6923)

BROKER/DEALER SERVICES
For Fund Materials and Performance Updates
(800) 59-ROYCE (597-6923)

www.roycefunds.com
This report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.
OE-SA-0603

Item 2: Code(s) of Ethics - Not applicable to this semi-annual report.

Item 3: Audit Committee Financial Expert - Not applicable to this semi-annual report.

Item 4: Principal Accountant Fees and Services - Not applicable to this semi-annual report.

Item 5: Reserved.

Item 6: Reserved.

Item 7: Not applicable.

Item 8: Reserved.

Item 9: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Controls. There were no significant changes in Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10: Exhibits attached hereto. (Attach certifications as exhibits)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE ROYCE FUND

BY: /s/ Charles M. Royce
          Charles M. Royce
          President

Date: August 20, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

THE ROYCE FUND

BY: /s/ Charles M. Royce
          Charles M. Royce
          President

Date: August 20, 2003

THE ROYCE FUND

BY: /s/ John D. Diederich
          John D. Diederich
          Chief Financial Officer

Date: August 20, 2003